As filed with the Securities and Exchange Commission on January 23, 2009

Securities Act Registration No. 333-152910

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

Form N-2 / A

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	PRE-EFFECTIVE AMENDMENT NO. 1
☐	POST-EFFECTIVE AMENDMENT NO.

National Renewable Energy Investment Fund, Inc.

1415 28th Street, Suite 200

West Des Moines, Iowa 50266-1461

(515) 244-5426

Agent For Service

Mr. Thomas Myers

1415 28th Street, Suite 200

West Des Moines, Iowa 50266-1461

Copies of Communications to:

David E. Gardels, Esq.	Richard Kronthal, Esq.
Husch Blackwell Sanders LLP 1620 Dodge Street, Suite 2100	Andrews Kurth LLP 450 Lexington Ave., 15th Floor
Omaha, NE 68102-1504 (402) 964-5000	New York, NY 10017 (212) 850-2800

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Stock	7,762,500	$15.00	$116,437,500	$4,576 (2)

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	$4,576 previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Subject to Completion

Preliminary Prospectus dated January 23, 2009

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

6,750,000 Shares

National Renewable Energy Investment Fund, Inc.

Common Stock

We are a newly-formed non-diversified closed-end management investment company that will invest in the securities of companies operating in the renewable energy sector. The Company’s objective is to provide current income, liquidity, the ability to indirectly invest in a range of companies within the renewable energy sector, and the opportunity for equity-like returns through capital appreciation. We will primarily invest in senior, mezzanine and junior debt securities and equity securities of privately-held and micro-cap renewable energy sector companies that have revenues between $25 million and $250 million, and to a lesser extent, the securities of publicly-traded companies with market capitalizations up to $250 million. We will invest in such companies that derive a majority of their revenues from developing and supplying equipment to improve the efficiency of biofuel refining, increase the economic value of refined biofuels, engage in biorefining, wind and solar energy production, and develop other renewable energy sources and emerging alternative fuels. In addition, the Company will invest in agribusinesses, including companies which provide products or services, biomass feedstocks, or new technologies to aid in renewable energy and alternative fuel production. We have adopted a non-fundamental policy of investing at least 80% of our total assets in the securities of companies operating in the renewable energy sector, which policy can be changed without shareholder approval upon 60 days’ prior written notice to shareholders. We will elect to be regulated as a business development company under the Investment Company Act of 1940 and will elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended.

We are externally managed by WB Capital Management, Inc., a registered investment adviser located in West Des Moines, Iowa. WB Capital had approximately $4.3 billion of assets under management as of December 31, 2008, but does not have any experience in managing a business development company. The National Corn Growers Association (“NCGA”) has sponsored our formation but is not participating in or passing on the suitability or advisability of this offering, and our operations will be overseen by our Board of Directors—and not the NCGA—including oversight of our investments, which will be made by WB Capital Management, Inc.

We intend to apply for listing of our Common Stock on the New York Stock Exchange under the symbol “NRZ.” Currently, no public market exists for our Common Stock. Investing in shares of our Common Stock involves risks, including the risk of leverage, that are described in the “Risk Factors” section of this Prospectus beginning on page 14.

Shares of closed-end investment companies have in the past frequently traded at a discount to their net asset value. If our Common Stock trades at a discount to net asset value, it may increase the risk of loss for purchasers in this offering.

	Per Share	Total
Public offering price	$15.00	$101,250,000
Sales load (1)	$1.05	$7,087,500
Advisory fee paid to underwriter (2)	$0.075	$506,250
Net proceeds to us (3)	$13.75	$92,836,269

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(1)	The underwriters will purchase shares of our Common Stock from the Company at $15.00 per share, less an underwriting discount of 5% of the public offering price for sales to members of the NCGA and affiliated state corn growers associations, and 7% for sales to all other investors (or $1.05 per share). The total amount of the sales load in the table is calculated based upon a 7% sales load, assuming that all of the shares are sold to investors other than members of the NCGA and affiliated state corn growers associations. If we sold all shares of our Common Stock to members of the NCGA and affiliated state corn growers associations, the per share sales load would be $0.75, and the total sales load would be $5,062,500.
(2)	We have agreed to pay our principal underwriter, Stifel, Nicolaus & Company, Incorporated, a financial advisory fee equal to 0.5% of the gross proceeds of this offering.
(3)	The aggregate expenses of the offering, which include the financial advisory fee payable to Stifel, Nicolaus & Company, Incorporated noted above, are estimated to be $1,326,231, which represents approximately $0.20 per share of Common Stock issued. The “Per Share” and “Total” amount of proceeds shown in the expense table have been reduced by the amount of these expenses. In addition, it is possible that we may offer preferred stock in a separate offering within one year of this offering. We estimate the offering expenses for such an offering to be $200,000, which costs would be borne by holders of our Common Stock.

The underwriters may also purchase up to an additional 1,012,500 shares of Common Stock from us at the public offering price, less the sales load, within 30 days from the date of this Prospectus to cover overallotments. If the underwriters exercise this option in full and based upon no shares being sold to members of the NCGA and affiliated state corn growers associations (meaning the underwriting discount of 7% would apply to the sale of all shares), the total public offering price will be $116,437,500, the total sales load paid by us will be $8,150,625, and the total proceeds, before expenses, to us will be $108,286,875. If the underwriters exercise the overallotment option in full and based upon all shares being sold to members of the NCGA and affiliated state corn growers associations (meaning the underwriting discount of 5% would apply to the sale of all shares), the total public offering price will be $116,437,500, the total sales load paid by us will be $5,821,875, and the total proceeds, before expenses, to us will be $110,615,625.

Please read this Prospectus before investing, and keep it for future reference. The Prospectus contains important information about us that a prospective investor should know before investing in our Common Stock. A statement of additional information dated             , 2009, as supplemented from time to time (the “SAI”), containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus. Upon the effectiveness of the registration statement of which this Prospectus forms a part, we will be required to file annual, quarterly and current reports, proxy statements and other information with the SEC. This information, along with the SAI, will be available free of charge by contacting us at 1415 28th Street, Suite 200, West Des Moines, Iowa 50266-1461, or by telephone at (515) 244-5426. The SEC also maintains a website at www.sec.gov that contains such information, including the SAI.

Neither the SEC nor any state securities commission have approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Stifel Nicolaus

The date of this Prospectus is             , 2009.

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You should rely only on the information contained in this Prospectus. We have not, and none of the underwriters have, authorized any other person to provide you with different information or to make any representations not contained in this Prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained in this Prospectus is accurate only as of the date on the front cover of this Prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update the information in this Prospectus to reflect any material changes occurring prior to the completion of this offering.

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PROSPECTUS SUMMARY

This summary may not contain all of the information that may be important to you. You should read carefully the information set forth under “Risk Factors” and other information included in this Prospectus. The following summary is qualified by the more detailed information and financial statements appearing elsewhere in this Prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our“ and “the Company” refer to National Renewable Energy Investment Fund, Inc.; and “WB Capital Management,” “WB Capital” and “the Adviser” refer to WB Capital Management, Inc. Throughout this Prospectus, we have assumed the sale of 6,750,000 shares of Common Stock at $15.00 per share, except where otherwise stated.

The Company

The Company was formed under the laws of Maryland in August 2007 to provide the members of the NCGA and affiliated state corn growers associations, and other investors, the opportunity to invest in a fund focused on companies operating in the renewable energy sector. The Company seeks to provide current income, liquidity, the ability to indirectly invest in a range of companies within the renewable energy sector, and the opportunity for equity-like returns through capital appreciation. We will primarily invest in senior, mezzanine and junior debt securities and equity securities (our “Target Investment Securities”) of privately-held and micro-cap renewable energy sector companies that have revenues between $25 million and $250 million, and to a lesser extent, the securities of publicly-traded companies with market capitalizations up to $250 million. While business development companies are generally permitted to invest up to 30% of their assets in publicly-traded securities, our Board has adopted a nonfundamental policy restricting our portfolio to no more than 10% of publicly-traded securities.

We will invest in such companies that derive a majority of their revenues from developing and supplying equipment to improve the efficiency of biofuel refining, increasing the economic value of refined biofuels (“biorefining”), producing wind and solar energy, engaging in biorefining and developing other renewable energy sources and emerging alternative fuels. In addition, the Company will invest in companies which derive a majority of their revenues from agribusiness, including companies which provide products or services, biomass feedstocks, or other new technologies to aid in renewable energy and alternative fuel production. We refer to these companies and the industries in which they operate collectively as the “Renewable Energy Sector.” See “The Company” below.

We believe that the Company will address limitations faced by individuals seeking to invest in the Renewable Energy Sector. First, as a publicly-traded company, the Company offers liquidity, which often is not available in private renewable energy investments. Second, our publicly-traded shares of Common Stock will have no minimum investment, which is unlike the typical private renewable energy investment. Third, our portfolio will consist of many investments within the Renewable Energy Sector, whereas private renewable energy investments are usually made on a project-by-project basis.

We intend to apply for listing of our Common Stock on the New York Stock Exchange under the ticker symbol “NRZ”. We are an externally managed, non-diversified closed-end management investment company that will have, as of the date our registration statement, of which this Prospectus forms a part, is declared effective, elected to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we will be subject to numerous regulations and restrictions on the types of investments which we can make. See “Election to be Regulated as a Business Development Company” and “Risk Factors—Risks Related to Our Operations” below.

In addition, we intend to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). A RIC election would provide the benefit of not having to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends—although if we use taxable subsidiaries to invest in pass-through entities, such taxable subsidiaries will pay corporate-level federal income taxes. To obtain and maintain the federal income tax benefits of RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Regulation” and “Risk Factors—Risks Related to Our RIC Status” below.

Our Adviser

We are managed by WB Capital Management, Inc., a registered investment adviser with a staff of 31 employees and approximately $4.3 billion in assets under management as of December 31, 2008, and which is headquartered in West Des Moines, Iowa. WB Capital, through its predecessors, has managed equity and fixed income portfolios for institutional and high net worth clients for over 25 years, and also serves as the investment adviser for WB Capital Mutual Funds, Inc., a registered open-end management company. Except for publicly-traded securities of certain agribusinesses, WB Capital has not previously managed investments in the Renewable Energy Sector. WB Capital is owned by West Bancorporation, Inc. (“West”), a publicly-traded bank holding company headquartered in West Des Moines, Iowa.

In 2006, the Adviser established a renewable energy team (the “Energy Team”) to research and evaluate the merits of investing in the Renewable Energy Sector. Through internal research using available industry, governmental, trade association and financial industry information sources, as well as discussions with renewable energy industry participants and institutional investors, the Energy Team determined that the Renewable Energy Sector may provide favorable long-term investment return potential. The Adviser’s Energy Team has also determined that WB Capital’s business contacts, publicly-traded equity and fixed income investment expertise and geographic location, combined with resources from Eiler Capital Management, LLC (“Eiler Capital”), an independent firm which provides financial advisory services and specializes in the agribusiness and renewable energy industries, position the Adviser to identify investment opportunities in the Renewable Energy Sector. Eiler Capital has been retained by WB Capital to assist it in identifying, sourcing, structuring and monitoring the Company’s Renewable Energy Sector investments in private companies through a consulting agreement with WB Capital.

Our Sponsor

The Company is sponsored by the NCGA, a national organization founded in 1957 which represents, through affiliations with 27 state organizations, more than 33,000 dues-paying corn growers and the interests of more than 300,000 farmers who contribute to research, market development and educational programs. The NCGA is a federation of state organizations, boards, councils and commissions that develop and implement programs and policies on a state and national level to help protect and advance the interests of corn producers.

The NCGA has provided one-half of our organizational capital and received 22,500 shares of our Common Stock, representing 50% of the issued and outstanding shares, in exchange for its investment at a price of $14.00 per share. We have entered into a Trademark and Research License Agreement with the NCGA (the “NCGA Agreement”). Under this agreement, the NCGA has agreed to license the NCGA name and logo to us for use in our business, provide us ongoing access to NCGA’s proprietary database of agribusiness market research, and provide and coordinate access to the NCGA membership. We do not expect the NCGA to continue to provide any support to us after our initial public offering, other than as is contemplated in the NCGA Agreement.

Although the NCGA has sponsored our organization and will permit us to contact its members in connection with this offering, the NCGA is not conducting or passing on the suitability or advisability of the offering, nor has it participated in the preparation of this Prospectus (excepting its review of the description of the NCGA). Moreover, the Company’s board of directors (and not the NCGA) is responsible for the Company’s operations, and all of the Company’s investment decisions will be made solely by the Company through the Adviser.

See “The Company,” “Management” and “Certain Relationships and Related Transactions” below, and “Management of the Company” in our SAI.

Investment Focus

Consistent with our BDC and RIC limitations, we intend to make the majority of our investments in privately-held companies having revenues between $25 million and $250 million, and to a lesser extent, publicly-traded companies with market capitalizations up to $250 million, that compete in the Renewable Energy Sector, which we view as including:

•

companies that develop and supply equipment to improve biofuel refining efficiency, increase the economic value of refined biofuels, engage in biorefining, wind and solar energy production, and develop other renewable energy sources and emerging alternative fuels;

•

agribusinesses, such as companies which develop agricultural biotechnology products and services; produce biomass feedstocks; own farm land; produce agricultural commodities and food; manufacture infrastructure, farm and other agricultural equipment, fertilizer and other agriculture-related chemicals; and engage in agricultural and food distribution; and

•	companies that provide products and services to the foregoing.

Renewable Energy Sector Growth

We believe that the Renewable Energy Sector will perform well in the future due to the following fundamental factors:

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Strong consumption growth of biofuels. According to the United States Energy Information Administration (“EIA”), consumption of biofuels in the U.S. has increased 25.3% annually from 2002 to 2007. We believe that this was due to growing public and political consensus to address the United States’ dependence on foreign oil, as demonstrated by the adoption of various tax incentives and the Renewable Fuel Standard (“RFS”) (a federal biofuel usage mandate), among other legislation. Although the profit margins of certain biofuel producers have decreased in 2008—primarily due to increases in input costs and decreases in output prices—we believe that in the long-term, biofuel consumption will continue to grow and that biofuel producers’ profitability will rebound.

•	Strong consumption growth of electricity produced by wind power. According to the EIA, consumption of electricity produced from wind power in the U.S. increased 24.9% annually from 2002 to 2007.

•

Strong consumption growth of electricity generated from solar power. According to the EIA, consumption of electricity produced from solar power in the United States increased 4.6% annually from 2002 to 2007, compared to total United States electricity consumption growth of 1.4% annually during the same period.

•

Increased U.S. farm income. According to the United States Department of Agriculture (“USDA”), net farm income was expected to be $86.9 billion for the fiscal year ended September 30, 2008, representing on 8% annual increase from 2003 to 2008. Actual U.S. net farm income realized in 2007 was $86.8 billion, which is 58% above the ten-year average (1998-2007) of $54.8 billion, compared with 20% per capita personal income for the U.S. population as a whole over the same period. We believe that increased farm income will result in, among other things, increased capital spending on agricultural equipment, increased use of grain seeds with the latest generation genetic traits, and increased use of fertilizers and herbicides. The increase in agricultural commodity prices and acres planted, which has aided U.S. farm income, has also increased the demand and prices for primary agricultural inputs such as seeds, fertilizer and fuel. Despite recent increases in input costs and decreases in commodity prices, we believe that U.S. farm income will remain above its average historic levels and result in favorable long-term investment opportunities in the Renewable Energy Sector.

•

Increasing demand for agricultural products globally. According to the USDA, U.S. agricultural exports were expected to be $115.5 billion in the fiscal year ended September 30, 2008, an increase of 40.5% from 2007, and have increased 15.5% annually from 2003 to 2008. Notwithstanding recent declines in global demand for agricultural products resulting from a slowing global economy, we believe that over the long-term, world-wide demand will continue to increase, resulting in favorable long-term investment opportunities in the Renewable Energy Sector.

•

Strong financial performance of U.S. publicly-traded agribusinesses. According to Standard & Poors, average earnings growth for the S&P 500 fertilizers and agricultural chemicals, construction and farm machinery, and agricultural products industries was 36% annually during the three-year period ended September 30, 2008. This compares to no earnings growth annually for the S&P 500 Index over the same period. Although companies in nearly every sector of the economy have recently experienced significant declines in the market values of their debt and equity securities, we believe that the long-term prospects for publicly-traded agribusinesses remain encouraging.

Although we believe that the Renewable Energy Sector is well-positioned for future growth and profitability, certain segments of the Renewable Energy Sector such as biofuels, wind and solar may be negatively affected by the reduction or elimination of certain federal and state tax credits and deductions. In addition, changes to federal and state laws that promote renewable energy investments or provide subsidies to farmers may also limit the future profitability of Renewable Energy Sector companies. Finally, current economic conditions, which have led to a significant drop in agricultural and energy commodity prices and U.S. farm exports, may also reduce the return potential of investing in Renewable Energy Sector companies, at least in the near term. See “Risk Factors” below for a more complete discussion of the risks that our Renewable Energy Sector companies may experience.

Company Opportunities

We believe that the Company has favorable opportunities to invest in the Renewable Energy Sector for the following reasons:

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Underserved financing needs for small- and mid-sized projects. We believe that the Renewable Energy Sector is underserved by existing capital sources. We believe that there is an opportunity to provide financing to smaller scale, privately-owned renewable energy projects and companies that have an attractive return potential but which are not served by traditional capital providers because of their small size.

•

Financing opportunities available due to credit market conditions. Recent credit market events have reduced the amount of capital available to finance renewable energy company projects. We believe that these factors have created a niche opportunity for favorable investment returns for the Company to provide capital to companies operating in the Renewable Energy Sector.

•

Unrecognized Renewable Energy Sector growth. We believe that investors have underestimated the long-term growth potential of the Renewable Energy Sector. In our view, the global demand for renewable energy sources and agricultural products has increased from a fairly stable growth trajectory to a higher, long-term growth trend.

Competitive Advantages

We believe that we possess the following competitive advantages, which we believe will provide us with access to favorable investment opportunities in the Renewable Energy Sector:

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Provider of alternative long-term capital to Renewable Energy Sector portfolio companies. We believe that the Company’s focus on Renewable Energy Sector companies will provide an attractive alternative to other providers of capital due to our BDC structure, investment strategy, ability to provide ongoing management support and guidance, as well as the long-term nature of our investment objective.

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Experienced management team. WB Capital’s Energy Team has over 25 years of combined investment experience—Mr. Myers has 21 years and Mr. Goody has 6 years of investment experience. In addition, Eiler Capital adds over 30 years of financial and capital market experience to WB Capital’s capabilities. The Adviser provides significant proprietary investment research capabilities and has managed equity and fixed-income accounts since 1983. The Adviser has considerable experience managing equity portfolios of small-, mid-, and large-capitalization publicly-traded securities. WB Capital utilizes a disciplined investment process and investment policies which are designed to provide a framework to identify, research, structure and negotiate private and public company investments.

•

Diverse industry knowledge. Our Board, Sponsor, Adviser and Eiler Capital have extensive knowledge and experience in the Renewable Energy Sector. We believe this combined knowledge base, industry credibility and industry contacts will provide an advantage over other capital providers in sourcing and making our investments in the Renewable Energy Sector.

•

Geographic proximity to a large concentration of Renewable Energy Sector companies. Our Adviser and Eiler Capital have an extensive network of contacts in the Renewable Energy Sector, including management teams, boards of directors and renewable energy project developers, and are aided by their location in West Des Moines, Iowa. We believe that the Adviser’s geographic proximity to Renewable Energy Sector participants and projects (especially biofuel and wind projects, along with agribusinesses), industry contacts, and its affiliation with Eiler Capital, will provide the Company with greater access to a larger number of higher-quality private investments in the Renewable Energy Sector.

See “The Company” below and “Investment Objective and Policies” in our SAI.

Target Investment Securities

The following are the types of privately-issued securities in which we will primarily invest:

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Senior notes. We will seek to invest in senior and government-guaranteed notes, which are typically secured with the portfolio company’s assets and cash flows. Borrowers often use these loans for a substantial portion of new project construction and start-up costs.

•

Senior construction and term loans. We will seek to invest in senior private company construction and term loans. These loans are typically secured with the portfolio company’s assets and cash flows. Borrowers typically use these loans for a substantial portion of their project construction and start-up costs.

•

Mezzanine notes. We will seek to invest in mezzanine notes, which may contain equity conversion terms. The rights of holders of these obligations are subordinated to the rights of holders of senior debt with respect to their right to receive interest and principal payments from the borrower. Mezzanine notes permit lenders to obtain a higher rate of interest and added return potential through the use of equity, warrants or stock options.

•

Junior subordinated notes. We will seek to invest in promissory notes issued by companies operating in the Renewable Energy Sector which are subordinated to other debt. The rights of holders of junior subordinated notes are subordinated to the rights of holders of senior debt with respect to their right to receive interest and principal payments from the borrower, which permits the lenders to obtain a higher rate of interest.

In addition to our Target Investment Securities, we will seek to invest, subject to our BDC and RIC limitations, up to 10% of our assets in publicly-traded equity and fixed-income securities of companies operating in the Renewable Energy Sector. See “The Company” below and “Investment Objective and Policies” in our SAI.

Corporate Information

Our offices are located at 1415 28th Street, Suite 200, West Des Moines, Iowa 50266-1461, and our telephone number is (515) 244-5426. See “The Company” below and “Additional Information” in our SAI.

THE OFFERING

Common Stock offered by us	6,750,000 shares of our Common Stock.

Common Stock outstanding after this offering	6,795,000 shares of our Common Stock. See “Description of Capital Stock” below.

Proposed NYSE symbol	“NRZ.”

Use of proceeds	We intend to use the net proceeds of this offering to primarily invest in Target Investment Securities of privately-held companies having revenues between $25 million and $250 million and which operate in the Renewable Energy Sector. We also intend to make investments in publicly-traded companies with market capitalizations up to $250 million and which operate in the Renewable Energy Sector. See “Use of Proceeds” below.

Regulatory status	As of the date our registration statement, of which this Prospectus is a part, is declared effective, we will have elected to be regulated as a BDC under the 1940 Act. See “Election to Be Regulated as a Business Development Company” and “Risk Factors—Risks Related to Our Operations” below.

Distributions	We intend, subject to adjustment at the discretion of our Board of Directors and consistent with the requirements of an election to be treated as a RIC, each quarter to pay out substantially all of the amounts we receive as recurring cash or paid-in-kind distributions on equity securities we own and interest payments on debt securities we own, less current or anticipated operating expenses, current income taxes on our income and our leverage costs, if any. During our first six months of operations while our portfolio is not fully invested and providing a full investment return to us, we anticipate that a portion of our distributions will constitute a return of capital. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Determining Dividends Distributed to Stockholders” below.

Taxation	We intend to elect to be treated, for federal income tax purposes, as a RIC. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends although, if we use taxable subsidiaries to invest in portfolio companies organized as pass-through entities, such taxable subsidiaries will pay corporate-level federal income taxes. We may also be required to pay corporate-level federal income taxes on gains built into our assets as of the effective date of our RIC election. See “Certain U.S. Federal Income Tax Considerations— Intended Election to Be Taxed as a RIC” below. To obtain and maintain the federal income tax benefits of RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Determining Dividends Distributed to Stockholders” below.

Investment adviser	WB Capital Management, Inc., an Iowa corporation and registered investment adviser, serves as our investment adviser under the terms of an Amended and Restated Investment Advisory Agreement dated August 13, 2008 (“Advisory Agreement”). See “Management” below and “Management of the Company” in our SAI.

Fees	Pursuant to the Advisory Agreement, we will pay our Adviser a fee consisting of two components: a base management fee and an incentive fee. The base management fee will commence when we begin operations (i.e., when we receive the proceeds of this offering), will be paid quarterly in arrears, and is equal to (i) 1.5% of our total assets (but not including any assets derived from borrowings or assets attributable to investments made with borrowing proceeds), less proceeds from this offering which are not invested according to our investment objective, through the first six months of our operations; and (ii) thereafter, 1.5% of our total assets, including assets derived from borrowings, but less any uninvested cash or cash equivalents; provided that the base management fee with regard to publicly-traded equity securities will be 1.0% of our total assets during either of such periods. We consider defensive investments, such as U.S. Treasury securities or cash, as included in our investment objective, and investments in cash or cash equivalents as not being included in our investment objective.

The incentive fee consists of two parts. The first part, the investment income fee, is calculated and payable quarterly in arrears and will equal 20% of the excess, if any, of our net investment income for a quarter over a quarterly hurdle rate equal to 2.0% (8% annualized) of our net managed assets (our total assets, less indebtedness).

The second part of the incentive fee, the capital gains fee, will be determined and payable in arrears as of the end of each fiscal year (or, upon termination of the Advisory Agreement, as of the termination date), and will equal (i) 20% of (a) our net realized capital gains on a cumulative basis from the commencement of our operations to the end of each fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to our Adviser in prior years. See “Management —Advisory Agreement” below, which contains a discussion of our expenses, and “Management of the Company Advisory Agreement Advisory Fees” in the SAI for examples of how incentive fees are calculated.

In addition to advisory fees paid to the Adviser, stockholders will annually pay other expenses, which may include expenses associated with borrowings (e.g., debt or the issuance of preferred stock); and in connection with this offering, stockholders will indirectly pay a sales load and other offering expenses. See “Fees and Expenses” below.

Leverage	Although we presently do not have any definitive arrangements to do so, we will likely borrow funds to make investments to the extent permitted by the provisions of the 1940 Act applicable to BDCs, and we may grant a security interest in up to one-third of our assets in connection with such borrowings. We would use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders. However, leverage involves significant risks, and the costs of any leverage transactions will be borne by our stockholders. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we may employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing.

Dividend reinvestment plan	We have an “opt out” dividend reinvestment plan. As a result, if we declare a distribution, stockholders’ cash distributions will be automatically reinvested in additional shares of Common Stock, unless a stockholder specifically “opts out” of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of shares of Common Stock will generally be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan” and “Certain U.S. Federal Income Tax Considerations—Taxation for U.S. Stockholders” below.

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our Common Stock may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. Our net asset value immediately following this offering will reflect reductions resulting from the sales load (underwriting discount) and the amount of the offering expenses paid. This risk may have a greater effect on investors expecting to sell their shares soon after completion of this offering. We generally may not issue additional Common Stock at a price below our net asset value (net of any sales load (underwriting discount)) without first obtaining approval of our stockholders and Board of Directors. We cannot predict whether our Common Stock will trade above, at, or below net asset value. See “Net Asset Value” in our SAI.

Qualifying Assets	Consistent with the requirements of the 1940 Act, at least 70% of our assets must consist of “qualifying assets.” Generally, “qualifying assets” are assets relating to our operation as a BDC, securities purchased in private offerings from “eligible portfolio companies” and certain other companies specified by the 1940 Act, and securities purchased from eligible portfolio companies which have no market for such securities for which we own at least 60% of such company’s securities, cash, government securities and high quality debt. No more than 30% of our assets may consist of non-qualifying assets at the time we acquire an asset. See “Regulation—Qualifying Assets” below.

Anti-takeover provisions	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered Board of Directors also may deter hostile takeovers or proxy contests, as may certain provisions of Maryland law, our charter or bylaws or other measures adopted by us. These provisions or measures also may limit the ability of our stockholders to sell their shares at a premium over then-current market prices by discouraging a third party from seeking to obtain control of us. See “Certain Provisions of Our Charter and Bylaws and the Maryland General Corporation Law” in the SAI.

Risk factors	Investing in our Common Stock involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our Common Stock. In addition, we expect that our portfolio will consist primarily of securities issued by privately-held companies in the Renewable Energy Sector, which investments may involve a high degree of business and financial risk. Furthermore, all of our assets may consist of securities which are illiquid. Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed. A large number of entities compete for the same kind of investment opportunities we seek. We may borrow funds to make our investments in portfolio companies. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings magnify the potential for gain and loss on amounts invested and, therefore, increase the risks associated with investing in our Common Stock.

We are also subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results and operating in a regulated environment. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our Common Stock.

Available information	We have filed with the Securities and Exchange Commission, or SEC, a registration statement on Form N-2, including any amendments thereto and related exhibits, under the Securities Act of 1933 (the “Securities Act”), with respect to our Common Stock offered by this Prospectus. The registration statement contains additional information about us and our Common Stock being offered by this Prospectus. After completion of this offering, our Common Stock will be registered under the Securities Exchange Act of 1934 (the “Exchange Act”), and we will be required to file reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an internet website, at http://www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that the percentages in the table below indicating annual expenses are estimates and may vary.

Stockholder transaction expenses (as a percentage of offering price):

Sales load	7.00	%(1)
Offering expenses	1.41	%(2)
Preferred stock offering expenses borne by holders of Common Stock	0.21	%(3)
Dividend reinvestment plan expenses	0.00	%(4)

Total stockholder transaction expenses paid by investors in this offering	8.62	%(1)

Annual expenses following this offering (as a percentage of net assets attributable to Common Stock)(4):

Base management fee payable under Advisory Agreement	1.24	%(5)
Incentive fees payable under Advisory Agreement	0.00	%(6)
Other expenses	2.64	%(7)
Leverage expense	2.21	%(8)

Total annual expenses	6.09%

(1)	Investors who are members of the NCGA and affiliated state corn growers associations will pay the underwriters a sales load of 5% of the public offering price for sales of shares of our Common Stock, and all other investors will pay 7%. The percentages used in the table reflect the 7% sales load. If we sold all shares of our Common Stock to members of the NCGA and affiliated state corn growers associations, the per share sales load would be 5%, and the total stockholder transaction expenses paid would be 6.20%.
(2)	The percentage reflects the aggregate expenses of the offering, which include a financial advisory fee equal to 0.5% of the gross proceeds of this offering payable to Stifel, Nicolaus & Company, Incorporated, and are estimated to be $1,326,231. The estimated offering expenses also consist of, among other things, professional and printing expenses.
(3)	Although we have no definitive plans to do so at this time, we could determine, if market conditions are favorable and our Board of Directors determined that it is in the best interests of the Company and our stockholders, to issue preferred stock in our first year of operations. Accordingly, we have estimated preferred stock offering expenses to be approximately $200,000 for purposes of estimating stockholder transaction expenses in the table.
(4)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other expenses.” The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the plan agent under our Dividend Reinvestment Plan. For more details about the plan, see “Dividend Reinvestment Plan” in the SAI.
(5)	In our first six months following the Commencement of Operations (the date we commence operations following receipt of the proceeds of this offering), the base management fee payable to the Adviser is 1.50% (annualized) of our Gross Invested Assets (our total assets, less cash proceeds and cash equivalent investments from this offering which are not invested in accordance with our investment objective). “Gross Invested Assets” does not include assets derived from borrowings, which assets, including assets attributable to investments made with proceeds attributable to borrowings, (i.e., leverage) would be accounted for separately for management fee calculation purposes. Borrowings could include incurring debt, issuing senior securities or issuing preferred securities, although we do not intend to utilize any such leverage in the first six months of our operations. Following such six-month period, the base management fee payable to the Adviser is 1.50% (annualized) of our Gross Assets. “Gross Assets” means our total assets, including investments made with the proceeds of borrowings, less any cash or cash equivalents resulting from borrowings which are not invested. “Gross Assets” would also include cash proceeds from this offering which are not invested in accordance with our investment objective. The base management fee with regard to publicly-held equity securities will be 1.0% of our assets during our first six months of operations and thereafter. We consider defensive investments as included in our investment objective, and investments in cash or cash equivalents as not included in our investment objective.

The percentage in the table is presented as a percentage of our net assets attributable to our Common Stock, which includes the estimated net proceeds of this offering, plus assumed amounts borrowed and gains, less debt and estimated expenses. However, under the terms of the Advisory Agreement, we will pay our Adviser a management fee based upon our “Gross Invested Assets,” that excludes offering proceeds that are not invested in accordance with our investment objective in our first six months of operations, and thereafter, the management fee is based upon our “Gross Assets,” that excludes borrowed cash that is not invested. For purposes of the table, these excluded assets are included in our net assets attributable to our Common Stock.

The percentage shown in the table is the maximum percentage of our assets payable to our Adviser under the Advisory Agreement and assumes that upon the completion of this offering (i) 100% of our assets are invested in accordance with our investment objective, and (ii) none of such assets are invested in publicly-traded securities. To the extent our assets are not invested in accordance with our investment objective or are invested in publicly-traded securities, our advisory fee expenses would be reduced. The table above also assumes we borrow an amount equal to 25% of our total assets (including such borrowed funds), although we do not intend to borrow in our first six months of operations, and also assumes that we issue 200,000 shares of preferred stock in our first year and receive net proceeds in the amount of $19,800,000 from such issuance, although we have no definitive plans to do so at this time.

See “Management of the Company — Advisory Agreement — Advisory Fees” in the SAI.

(6)	We will pay our Adviser an incentive fee consisting of two components — an investment income fee and a capital gains fee. The investment income fee equals 20% of the excess, if any, of our Pre-Incentive Fee Net Income for the fiscal quarter which exceeds a quarterly hurdle rate of 2.0% (8% annualized) of our Net Managed Assets (our total assets less all indebtedness). If our Pre-Incentive Fee Net Income does not exceed such quarterly hurdle rate, no investment income fee will be earned or paid. For purposes of calculating the investment income fee, “Pre-Incentive Fee Net Income” means interest income, dividend income, and any other income (including accrued income we have not yet received in cash, any fees such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees which we are entitled to receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for such quarter (including the base management fee, expenses paid by us or accrued, any interest expense, any tax expense, and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fee). No investment income fee was paid or earned prior to the date of this Prospectus. In the event we pay the Adviser an investment income fee based upon accrued income which is not actually received, such fees would be refunded by the Adviser. The second part of the incentive fee, the capital gains fee, equals (i) 20% of (a) our net realized capital gains (realized capital gains less realized capital losses) on a cumulative basis from the Commencement of Operations to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to our Adviser in prior years. We may have capital gains and interest income that could result in the payment of an incentive fee to our Adviser in the first year after completion of this offering. Although we cannot predict whether we will meet the necessary performance targets, we have assumed $0 as a provision for incentive fees in this table.
(7)	“Other expenses” includes our overhead expenses which are estimated for the current fiscal year, including payments to our transfer agent and legal and accounting expenses. “Other expenses” also includes amounts paid to WB Capital under the Administration Agreement between the Company and WB Capital, which provides that the Company will pay WB Capital 0.20% of the Company’s average daily managed assets for WB Capital’s performance of certain administrative services. See “Certain Relationships and Related Transactions—Advisory and Administrative Agreements.” The holders of our Common Stock will indirectly bear the costs associated with these other expenses.
(8)	Although we presently do not have any definitive arrangements to do so, we will likely incur debt to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, and if (i) the market for debt financing presents attractively -priced debt financing opportunities, and (ii) our Board of Directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. The table above assumes (i) we borrow for investment purposes an amount equal to 25% of our total assets (including such borrowed funds and the issuance of 200,000 shares of preferred stock), (ii) that the annual interest rate on the amount borrowed is 7.25%, and (iii) the commitment fee for such borrowing would be 0.50%. These estimated costs of incurring debt for investment (not including the costs associated with issuing preferred stock) would equal 2.34% of our net assets attributable to our Common Stock.

We may issue preferred stock in the first 12 months of our operations if (i) the market for such financing presents an attractively-priced opportunity, and (ii) our Board of Directors determines that leveraging our portfolio through the issuance of preferred stock would be in our best interests and the best interests of our stockholders. The amount provided in the table under “Leverage expense” includes an estimate of the annual costs of servicing a hypothetical issuance by us of 200,000 shares of preferred stock and payment thereon of a 7.0% dividend, which amount would equal 0.74% of our net assets attributable to our Common Stock.

To the extent we incur debt or issue preferred stock in the future, the base management fee payable to our Adviser under the Advisory Agreement and our administrative fees payable to the Adviser under the Administration Agreement, which are both based upon our net assets attributable to shares of our Common Stock, will increase because such leverage would increase the amount of our assets under management, and the holders of preferred stock would not pay any management or administrative fees.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Common Stock. These amounts are based upon the following assumed expenses expressed as a percentage of our net assets, as described in greater detail above, except as noted below: (i) a 7% sales load, (ii) offering expenses for this offering of 1.41%, (iii) expense of preferred stock issuance of 0.21%, (iv) a base management fee of 1.24% payable to our Adviser, (v) overhead, transfer agent, administrative and other expenses of 2.64%, and (vi) leverage expenses of 2.21% (which includes an assumed dividend payment of 7.0% on 200,000 shares of preferred stock).

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$141	$276	$405	$697

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. A 5% annual return will not require payment of an incentive fee to our Adviser based on Pre-Incentive Fee Net Income (discussed in footnote 6 above), and thus no income incentive fee is included in this example. In addition, a 5% annual return may not, depending on the percentage of such return comprised of capital gains, require payment of a capital gains incentive fee to our Adviser. See “Management of the Company—Advisory Agreement—Examples of Quarterly Incentive Fee Calculation” in the SAI for additional information concerning incentive fee calculations. Finally, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan may receive shares of Common Stock valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the SAI for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL DATA

The Company is not yet in operation. Financial statements for the Company’s fiscal year ending December 31, 2008 are available in the SAI.

FORWARD-LOOKING STATEMENTS

The matters discussed in this Prospectus, as well as in future oral and written statements by our management, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain levels of return, the availability of additional capital, and the ability to maintain certain debt-to-asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this Prospectus should not be regarded as a representation by us that our plans or objective will be achieved. The forward-looking statements contained in this Prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties;

•	the dependence of our future success on the U.S. and international economies;

•	the dependence of our future success on the size or growth prospects of the Renewable Energy Sector;

•	the ability of our portfolio companies to achieve their objectives;

•	our ability to make investments consistent with our investment objective, including with respect to the size, nature and terms of our investments;

•	our expected financings;

•	our regulatory structure;

•	our ability to operate as a business development company;

•	our ability to maintain the status of a regulated investment company;

•	the adequacy of our cash resources and working capital and our anticipated use of proceeds; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this Prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this Prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Prospectus. The forward-looking statements contained in this Prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

RISK FACTORS

An investment in our Common Stock should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in our investments, there can be no assurance that we will achieve our investment objective. You should carefully consider the risks described below before making an investment decision.

Risks Related to Our Operations

We are a new company with limited operating history.

We were incorporated in Maryland on August 28, 2007. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of an investment in our Common Stock could decline substantially.

Our Adviser has no experience organizing or managing a BDC.

Although our Adviser has many years of experience managing a registered open-end investment company, our Adviser has no experience in establishing or managing a BDC. BDCs are regulated differently under the 1940 Act than open-end investment companies. For example, the capital structures of BDCs must be maintained differently than open-end investment companies, BDCs are more restricted in the types of securities they may purchase, and BDCs must offer to provide a majority of their portfolio companies with significant managerial assistance. Beyond the 1940 Act restrictions respecting the types of portfolio securities BDCs may purchase, our Board has adopted a nonfundamental policy which limits our acquisition of publicly-traded securities to no more than 10% of the value of our assets, and such portfolio companies’ market capitalizations must not exceed $250,000,000. These restrictions mean that the types of securities the Adviser will acquire and monitor for us are different than the types of securities it has experience managing. In addition, our Adviser has limited experience in identifying, structuring, and negotiating private investments in Renewable Energy Sector companies. Finally, the time required to establish or maintain a BDC could distract our Adviser from its other duties, including those related to our business.

We are dependent upon our Adviser’s key personnel for our future success.

We depend on the diligence, expertise and business relationships of our Adviser’s Energy Team, including its relationship with Eiler Capital. The Energy Team, with the assistance of Eiler Capital, will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of the Energy Team, in addition to the Adviser’s continuing relationship with Eiler Capital. The departure of one or more of the members of the Energy Team or the termination of the Adviser’s relationship with Eiler Capital could have a material adverse effect on our ability to achieve our investment objective and on the value of our Common Stock. We will rely on certain employees of the Adviser, especially Messrs. Myers and Goody, who will be devoting significant amounts of their time to non-Company related activities of the Adviser. To the extent Messrs. Myers or Goody and other employees of the Adviser, or Eiler Capital, who are not committed to provide services exclusively to us are unable to, or do not, devote sufficient amounts of their time and energy to our business, our performance may suffer and we may not achieve our investment objective. In addition, the Adviser’s current engagement with Eiler Capital may be terminated at any time by either party. While the Adviser and Eiler Capital are committed to continuing that engagement, there can be no assurances that the Adviser’s current relationship with Eiler Capital will be continued in the future.

As a sector, BDCs have experienced a recent decline in market value, and there can be no assurance that the price of a share of our common stock will not fall below our net asset value per share following our IPO.

Over the past 12 month period, the market value of many publicly -traded BDCs have fallen, partially as a result of credit quality concerns among portfolio investments and broader weakening of publicly -traded financial institutions, and a majority of publicly-traded BDCs currently trade at a discount to their net asset value per share. The average market capitalization for the 15 largest publicly -traded BDCs has fallen 44.94% from December 31, 2007 to December 31, 2008. Although we do not expect to achieve market capitalization levels as high as those BDCs in the near future, we compare ourselves to them because we will generally target investments at similar stages of portfolio company development. There can be no assurance that, following this offering, our shares of Common Stock will not trade at a market price below the net asset value per share of our Common Stock, nor can there be any assurance that our Common Stock will trade at any certain average price to book value or that the recent BDC market value decline will not continue indefinitely.

The incentive fee payable to our Adviser may create an incentive to use leverage.

Because a portion of the incentive fee payable to our Adviser is calculated as a percentage of the amount of our net investment income that exceeds a hurdle rate, our Adviser may imprudently use leverage to increase the return on our investments. Although we will subtract the amount of debt we have outstanding when calculating the incentive fee under the terms of the Advisory Agreement, the Adviser could utilize assets derived from leverage to increase our income and thereby increase its incentive fees. Under some circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our Common Stock.

The incentive fee payable to our Adviser may create other conflicting incentives.

The incentive fee payable by us to our Adviser may create an incentive for our Adviser to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such a compensation arrangement. Our Adviser will receive an incentive fee based, in part, upon net realized capital gains on our investments. Unlike the portion of the incentive fee based on net investment income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our Adviser may have an incentive to pursue investments that are likely to result in capital gains compared to income producing securities. Such a practice could result in our investing in more speculative or long-term securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns or longer return cycles.

We may be required to pay an incentive fee even in a fiscal quarter in which we have incurred a loss. For example, if we have pre-incentive fee net investment income above the hurdle rate and realized capital losses, we will be required to pay the investment income portion of the incentive fee.

The investment income portion of the incentive fee payable by us will be computed and paid on income that may include interest that has been accrued but not yet received in cash, and the collection of which is uncertain or deferred. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the investment income portion of the incentive fee will become uncollectible. Our Adviser will not be required to reimburse us for any such incentive fee payments.

We may face conflicts of interest in our investing activities, and the investment activities performed by our Adviser for other accounts and funds may create conflicts of interest which are not in the best interest of us or our stockholders.

It is possible that, through the course of identifying and structuring potential investments, our Adviser may be presented with investment opportunities which could benefit certain investors in the portfolio company to the detriment of our stockholders. For example, if we overvalue a portfolio company investment, our investment could benefit a portfolio company investor by providing capital to the company, and thus its investors, at below market rates. In addition, it is possible that investors in our portfolio companies could be directly or indirectly affiliated with the Company. Any such circumstance would be governed by the restrictions imposed by the 1940 Act on transactions with affiliates, as well as the Company’s and the Adviser’s procedures which are designed to mitigate against conflicts of interests arising out of our investing activities.

While our Adviser intends to allocate investment opportunities in a fair and equitable manner (i.e., pro-rata among its accounts) consistent with our investment objective and strategies, and in accordance with its written allocation procedures so that we will not be disadvantaged in relation to any other client, our Adviser’s services under the Advisory Agreement are not exclusive. WB Capital is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us, so long as its services to us are not impaired by the provision of such services to others, and provided that the Adviser notifies us prior to agreeing to serve as investment adviser to another fund having a similar investment strategy. In addition, the publicly-traded funds and private accounts managed by our Adviser may make investments similar to investments that we may pursue. Although we currently are not generally targeting similar investment opportunities as other entities advised by our Adviser, this may change in the future. Accordingly, our Adviser may have obligations to other investors, the fulfillment of which might not be in the best interests of us or our stockholders.

As a BDC, we will be subject to limitations on our ability to engage in certain transactions with affiliates.

As a result of our intended election to be regulated as a BDC, we will be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors or the SEC. The 1940 Act defines “affiliates” broadly to include (i) any person that owns, directly or indirectly, 5% or more of our outstanding voting securities, (ii) any person of which we own 5% or more of their outstanding securities, (iii) any person who directly or indirectly controls us, such as our sponsor, (iv) our officers, directors and employees, and (v) our Adviser, among others, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate or with other specified persons, which could include investments in a portfolio company which is also owned by an affiliate (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC.

If our investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan.

Following our intended election to be regulated as a BDC, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Generally, “qualifying assets” are (i) securities purchased in private offerings from (a) “eligible portfolio companies” or from affiliates of the eligible portfolio company, or (b) U.S.-organized companies which are not investment companies having a class of securities for which a broker may extend margin credit, if at the time of purchase, we own at least 50% of such company’s equity and debt securities, and we are one of the 20 largest holders of the company’s outstanding voting securities; (ii) securities of eligible portfolio companies which we control; (iii) securities purchased in private offerings from either a U.S.-organized company which is not an investment company with a class of securities for which a broker may extend margin credit or from an affiliate of such company, if the company is in reorganization, consummating a plan of reorganization or insolvent; (iv) securities purchased in private offerings from an eligible portfolio company if there is no market for such securities and if prior to such purchase we own at least 60% of the company’s outstanding equity securities; (v) securities received in exchange for or distributed on or with respect to the securities described in (i) through (iv) above or pursuant to the exercise of an option or warrant; (vi) cash, government securities or high-quality debt securities having maturities of one year or less; and (vii) our office furniture, real estate or leases, deferred organizational and operating expenses and our other noninvestment assets required for our operations as a BDC.

“Eligible portfolio companies” are generally companies which are organized in the United States, are not investment companies, and which either: (i) do not have securities for which a broker may extend margin credit, (ii) are controlled by a BDC or a group including a BDC, (iii) are solvent and have assets under $4 million and capital and surplus of at least $2 million, or (iv) (A) do not have a class of securities listed on a national securities exchange, or (B) have a class of securities listed on a national securities exchange, but have a market capitalization below $250,000,000. See “Regulation—Qualifying Assets” below. We estimate that there are between 500 and 1,000 eligible portfolio companies in the Renewable Energy Sector, and accordingly do not believe that our investment opportunities will be constrained in any material way.

If, for example, we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make such an investment, or if we acquire securities from an issuer which otherwise meets the definition of an eligible portfolio company but we purchase the securities in a public offering, these acquired assets cannot be treated as “qualifying assets.” The failure of an investment to meet the definition of a qualifying asset could preclude us from otherwise taking advantage of an investment opportunity we find attractive. In addition, our failure to meet the BDC qualifying asset requirements could result in the loss of BDC status, which would significantly and adversely affect our business plan by, among other things, requiring us to register as a closed-end investment company.

We may choose to invest a portion of our portfolio in investments that may be considered highly speculative and that could negatively impact our ability to pay dividends and cause you to lose part of your investment.

The 1940 Act permits a BDC to invest up to 30% of its assets in investments that do not meet the test for “qualifying assets.” Such investments may be made by us with the expectation of achieving a higher rate of return or increased cash flow with a portion of our portfolio and may fall outside of our targeted investment criteria. These investments may be made even though they may expose us to greater risks than our other investments and may consequently expose our portfolio to more significant losses than may arise from our other investments. We may invest up to 30% of our total assets in assets that are non-qualifying assets in among other things, high yield bonds, bridge loans, distressed debt, commercial loans, private equity, securities of public companies or secondary market purchases of securities of target portfolio companies (however, we do not intend to invest more than 10% in publicly-held equity securities). Such investments could impact negatively our ability to pay you dividends and cause you to lose part of your investment.

If we borrow money or issue preferred stock, it could increase the risk of investing in us.

We will likely borrow money in our first year of operations, and we may issue preferred stock, to increase our ability to make investments. Lenders from whom we may borrow money or holders of our debt securities will have fixed dollar claims on our assets that are superior to the claims of our stockholders, and we may grant a security interest in up to one-third of our assets in connection with our debt. In the case of a liquidation event, those lenders or note holders would receive proceeds before our stockholders. If we issue preferred stock, the costs associated with such securities, including offering costs and periodic dividend payments, would be borne entirely by holders of our Common Stock. Holders of preferred stock typically enjoy rights which are superior to the rights of holders of common stock, such as superior rights to dividends and a preference in liquidation. Accordingly, the interests of holders of any preferred stock that we may issue would not necessarily be aligned with the interests of holders of our Common Stock. In addition, incurring debt and/or issuing preferred stock, also known as leverage, magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities.

Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our Common Stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our Common Stock to decline more than it otherwise would have had we not leveraged. If an asset purchased with leverage declines in value, the fact that we incurred leverage to finance the purchase of such asset will compound the decrease in our net assets attributable to our Common Stock. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our Common Stock. Our ability to service any debt that we incur will depend largely on our financial performance and the performance of our portfolio companies and will be subject to prevailing economic conditions and competitive pressures.

We will operate in a highly competitive market for investment opportunities.

We will compete with public and private funds, commercial and investment banks and commercial financing companies to make investments in the Target Investment Securities of companies in the Renewable Energy Sector. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, allowing them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a result of our election to be regulated as a BDC and that we will be required to comply with in order to qualify as a RIC.

We may not be able to invest the proceeds of this offering as quickly as expected in the Renewable Energy Sector, and our interim investments will generate lower rates of return.

We anticipate that it may take up to nine months to invest substantially all of the net proceeds of this offering in securities meeting our investment objective. Pending investment, we expect the proceeds of this offering will be invested primarily in cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. As our temporary investments may generate lower projected returns than our core investment strategy, we may experience lower returns during this period and may not be able to pay dividends during this period comparable to the dividends that we may be able to pay when the net proceeds of this offering are fully invested in securities meeting our investment objective. As a result, during our first six months of operations, we anticipate that a portion of our distributions will constitute a return of capital. See “Use of Proceeds.”

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of this offering or that are not consistent with our targeted investment characteristics.

We have not identified specific private investments in which to invest all of the proceeds of this offering.

As of the date of this Prospectus, we have not entered into definitive agreements for any specific private investments in which to invest the net proceeds of this offering. As a result, you will not be able to evaluate the manner in which we invest or the economic merits of any investments we make with the net proceeds of this offering prior to your purchase of Common Stock in this offering.

Our quarterly results may fluctuate.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on our debt investments or the dividend rates on the equity investments we make, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our portfolio may be concentrated in a limited number of portfolio companies.

We intend to make investments in a limited number of portfolio companies. One or two of our portfolio companies may constitute a significant percentage of our total portfolio. An inherent risk associated with this investment concentration is that we may be adversely affected if one or two of our investments perform poorly or if we need to write down the value of any one investment. Financial difficulty on the part of any single portfolio company will expose us to a greater risk of loss than would be the case if we were a more “diversified” company holding numerous investments.

Our anticipated investments in privately-held companies present certain challenges, including the lack of available information about these companies and a greater inability to liquidate our investments in a timely or advantageous manner.

We will primarily make investments in privately-held companies. Generally, little public information will exist about these companies, and we will be required to rely on the ability of our Adviser’s Energy Team to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. If our Adviser is unable to obtain all material information about these companies, including with respect to operational, regulatory, environmental, litigation and managerial risks, our Adviser may not make a fully-informed investment decision, and we may lose some or all of the money invested in these companies. In addition, our Adviser may inappropriately value the prospects of an investment, causing us to overpay for such investment and fail to receive an expected or projected return on its investment. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we previously had recorded our investments. We also may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or one of our affiliates have material non-public information regarding such portfolio company.

Most of our portfolio investments will be recorded at fair value as determined in good faith by our Board of Directors. As a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Pursuant to the requirements of the 1940 Act, substantially all of our portfolio investments will be recorded at fair value as determined in good faith by our Board of Directors on a quarterly basis, and, as a result, there is uncertainty regarding the value of our portfolio investments. Because there will typically be no readily ascertainable market value for the investments in our portfolio, our Board will determine in good faith the fair value of our investments pursuant to our valuation policy and a consistently applied valuation process. See “The Company—Investment Valuation” below.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we intend to make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment and record unrealized depreciation for an investment that we believe has lost value, including where collection of a debt security or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we have an indication that the underlying portfolio company has appreciated in value and, therefore, our security has also appreciated in value, where appropriate.

The types of factors that may be considered in fair value pricing of a potential investment include the nature and realizable value of any collateral, the portfolio company’s earnings and ability to make payments on its outstanding indebtedness, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations are inherently uncertain, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. As a result, we may not be able to dispose of our holdings at a price equal to or greater than the determined fair value, which could have a negative impact our net asset value.

Unrealized decreases in the value of investments in our portfolio may impact the value of our Common Stock and may reduce our income available to pay dividends.

When we become a RIC, we will be required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to our debt investments whose market values or fair values have decreased. This could result in realized losses in the future and ultimately in reductions of our income available for dividends in future periods.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control that portfolio company.

When we make minority equity investments or invest in debt, we will be subject to the risk that a portfolio company may make business decisions with which we may disagree, and that the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investments.

Our portfolio companies may not be able to service their debt.

A portfolio company’s ability to repay its debt (both to senior lenders and to us) will depend on its financial and operating performance and on its ability to successfully implement its business plan. Our portfolio companies’ financial and operational performance will depend on numerous factors, many of which are beyond their control. An inability to service its debt or any breach of any loan covenants could result in a default under the portfolio company’s debt agreements, allowing a lender to accelerate the indebtedness, in which case the entire debt would become immediately due and payable. If this occurs, the portfolio company might not be able to repay its debt or borrow sufficient funds to refinance it, and its assets may be sold in foreclosure for less than the amount of the debt. The risk that a portfolio company could default on its senior debt could directly impact the Company’s investment in the portfolio company, as the portfolio company’s senior lender may foreclose on the company’s assets without our consent, thereby significantly reducing our ability to recover our investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Portfolio companies in which we intend to invest usually will have, or may be permitted to incur, debt that ranks senior to, or equally with, our investments, including debt investments. As a result, payments on such securities may have to be made before we receive any payments on our investments. For example, these debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to our investments. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying its senior creditors, a portfolio company may not have any remaining assets to use to repay its obligation to us. In the case of debt ranking equally with our investments, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, although we may have structured our investment as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we actually render significant managerial assistance.

We expect our debt investments will generally be unsecured and even if we make a secured loan, if the assets securing a loan we make decrease in value, we may not have sufficient collateral to cover losses.

We expect generally that our debt investments that we make will be unsecured. However, in the event we take a security interest in the available assets of a portfolio company, there is a risk that the collateral securing our investment may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, a deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by a deterioration in the value of the collateral securing our investment. Moreover, we may not have a first lien position on the collateral. Consequently, the fact that our investment is secured does not guarantee that we will receive principal and interest payments according to the investment’s terms or that we will be able to collect on the investment should we need to enforce our remedies. In addition, a portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our investment could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires. Inventory may not be adequate to secure our investment if our valuation of the inventory at the time we made the loan was not accurate or if there is a reduction in the demand for the inventory. Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover the principal portion of our investment in a foreclosure.

If our investments do not meet our performance expectations, you may not receive dividends.

We intend to pay dividends on a quarterly basis to our stockholders out of assets legally available for distribution. We may not be able to achieve operating results that will allow us to pay dividends at a specific level or to increase the amount of these dividends from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to pay dividends. See “Regulation” below. In addition, restrictions and provisions in any future credit facilities and debt securities that we may enter into may limit our ability to pay dividends. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including failure to obtain, or possible loss of, the federal income tax benefits allowable to RICs. See “Certain U.S. Federal Income Tax Considerations — Intended Election to Be Taxed as a RIC” below. We cannot assure you that you will receive distributions at a particular level or at all.

The lack of liquidity in our investments may adversely affect our business, and if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We generally expect to invest in debt securities with terms of two to ten years and hold such investments until maturity, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We expect to invest in companies whose securities are not publicly-traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain our intended election to be regulated as a BDC and as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We will be exposed to risks associated with changes in interest rates.

Generally, when market interest rates rise, the values of debt securities decline, and vice versa. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing us to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

We may not have the funds to make additional investments in our portfolio companies.

After making an initial private investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. In addition, we will be subject to limitations relating to our intended BDC and RIC status which may limit our ability to make additional investments in portfolio companies. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful business, or may reduce the expected yield on the investment.

It is likely that the terms of any long-term or revolving credit facility we may enter into in the future could constrain our ability to grow our business.

While there can be no assurance that we will be able to borrow from banks or other financial institutions, we expect that we will at some time in the future obtain a long-term or revolving credit facility. Although any potential lender would not have voting rights with respect to our investments or our fundamental investment policies, we expect that any such facility would contain customary default provisions, such as a minimum net worth, a profitability test, and a restriction on changing our business and loan quality standards. An event of default under any credit facility would likely result, among other things, in termination of the availability of further funds under that facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the portfolio companies whose loans we financed through the facility, to the extent such companies relied upon our ability to make subsequent investments in them. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our expected status as a RIC.

Changes in laws or regulations or in the interpretations of laws or regulations could significantly affect our operations and cost of doing business.

We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, we may have to incur significant expenses in order to comply, or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, or fail to obtain licenses that may become necessary for the conduct of our business, we may be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

The internal controls over financial reporting we develop may not be adequate, and our independent auditors may not be able to certify as to their adequacy, which could have a significant and adverse effect on our business and reputation.

As required by law, we plan to design internal controls over financial reporting. As a result, we expect to incur significant additional expenses in the near-term, which will negatively impact our financial performance and our ability to pay dividends. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and may not be able to ensure that the process is effective or that the internal controls are or will be effective in a timely manner. Beginning with our 2010 fiscal year, our management will be required to report on our internal controls over financial reporting pursuant to Sections 302 and 404 of the Sarbanes-Oxley Act of 2002 (“SOX”) and rules and regulations of the SEC thereunder. We will then be required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal controls over financial reporting. There can be no assurance that we will successfully identify and resolve all issues required to be disclosed prior to becoming a public company or that our quarterly reviews will not identify additional material weaknesses.

Risks Related to Our RIC Status

There is no assurance that we will become a RIC.

Although we intend to elect to be treated as a RIC under the Code, we will not, at least initially, be a RIC. There is no assurance that we will become a RIC. We have no operating results under either the BDC or RIC regulatory frameworks that can demonstrate either their effect on our business or our ability to manage our business within these frameworks. See “Certain U.S. Federal Income Tax Considerations” and “Regulation” below.

Because we intend to distribute substantially all of our income to our stockholders upon our intended election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow and execute our business plan will be impaired.

In order to satisfy the tax requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain net long-term capital gains recognized after we become a RIC, which we intend to retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders. Our business will require a substantial amount of capital in addition to the proceeds of this offering if we are to grow. We may acquire additional capital from the issuance of securities senior to our Common Stock, including borrowings or other indebtedness or the issuance of additional securities.

However, we may not be able to raise additional capital in the future on favorable terms or at all. Following our intended election to be regulated as a BDC, we may issue debt securities, other instruments of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. Our ability to pay dividends or issue additional senior securities is restricted if our asset coverage ratio is not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. As a result of issuing senior securities, we will also be exposed to typical risks associated with leverage, including increased risk of loss. If we issue preferred securities which will rank “senior” to our Common Stock in our capital structure, the holders of such preferred securities may have separate voting rights and other rights, preferences or privileges more favorable than those of our Common Stock, and the issuance of such preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for securityholders or otherwise be in our best interest.

To the extent our ability to issue debt or other senior securities is constrained, we will depend on issuances of additional Common Stock to finance our operations. As a BDC, we generally will not be able to issue additional Common Stock at a price below net asset value without first obtaining required approvals of our stockholders and our independent directors which could constrain our ability to issue additional equity. If we raise additional funds by issuing more of our Common Stock or senior securities convertible into, or exchangeable for, our Common Stock, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

We will continue to be subject to corporate level income tax if we are unable to qualify as a RIC and as a result of any use by us of taxable subsidiaries if we do qualify as a RIC.

To qualify as a RIC, by the end of our first taxable year as a RIC we must eliminate any “earnings and profits” accumulated while we were taxed as a general business corporation. We intend to accomplish this by paying to our stockholders one or more cash dividends representing substantially all of our accumulated earnings and profits, if any, for the period from our inception through the date on which our intended RIC election becomes effective. We will need to manage our cash or have access to cash to enable us to pay such dividend or dividends. A delay in our RIC election increases the likelihood that we will hold assets with “built-in gains” as of the effective date of our RIC election. See “Certain U.S. Federal Income Tax Considerations — Intended Election to Be Taxed as a RIC” and “Failure to Qualify as a RIC” below.

Following our intended election to be treated as a RIC, we will have to meet certain source-of-income, asset diversification and annual distribution requirements to maintain our status as a RIC and to obtain the benefits of RIC status.

To satisfy the annual distribution requirement, we will have to distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. We might have difficulty satisfying the distribution requirement because in certain cases we may have to recognize income for tax purposes before or without receiving cash representing such income. Certain features of the debt instruments that we may hold, such as contracted payment-in-kind (“PIK”) interest, which represents contractual interest added to the loan balance and due at the end of the loan term, will cause such instruments to generate “original issue discount” for tax purposes. We will be required to recognize for tax purposes original issue discount as ordinary income prior to the receipt of cash representing such income. In addition, any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants we receive. This also will generally result in original issue discount. It is possible that original issue discount arising from these warrants may be significant and these warrants may not produce distributable cash for us at the same time as we would be required to make distributions with respect to the related original issue discount. We may be required to include in income for tax purposes certain other amounts that we may not receive in cash. If we do not have sufficient distributable cash, we may have to sell some of our assets at times not considered advantageous, raise additional debt or equity capital, or reduce new investment originations to meet the distribution requirement. In addition, due to the asset coverage test applicable to us after an election to be regulated as a BDC, we may be limited in our ability to make distributions. Also, restrictions and provisions in any future credit facilities or debt securities may limit our ability to make distributions. If we are limited in our ability to make distributions or are unable to obtain cash from other sources to satisfy the distribution requirement, we may fail to obtain the benefits of RIC status.

To satisfy the asset diversification requirement we will have to diversify our holdings so that at the end of each quarter of the taxable year: (i) at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (a) one issuer, (b) two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same, similar or related trades or business or (c) one or more qualified publicly traded partnerships.

We may form one or more wholly-owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective and such taxable subsidiaries would in turn hold equity securities issued by non-traded pass-through entities. Although we intend that any investment in such taxable subsidiaries and non-traded pass-through entities will be within the 25% limit described above, it is possible that the Internal Revenue Service (“IRS”) will not respect our determinations that certain taxable subsidiaries and non-traded pass-through entities are not engaged in the same or similar trades or businesses or related trades or businesses. If any such controlled entities are determined to be engaged in related trades or businesses, our ownership in them would be aggregated, possibly causing a failure to satisfy the 25% limit described above. Failure to meet the diversification tests may result in our having to quickly dispose of certain investments or raise additional capital at times we would not consider advantageous in order to prevent the loss of RIC status. Because most of our investments will be illiquid, such dispositions, even if possible, may not be made at prices advantageous to us and could result in substantial losses.

To qualify as a RIC, we must also meet certain source-of-income requirements. In order to meet the source-of-income requirements for a RIC, at least 90% of our gross income (including tax-exempt interest) must be from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to our business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a qualified publicly traded partnership. We may invest in certain equity securities issued by non-traded pass-through entities. Since for purposes of the source-of-income requirements the character of the income is determined by looking through the pass-through entity (except in the case of a qualified publicly traded partnership), income earned with respect to such pass-through entities may not be qualifying income for purposes of the 90% gross income test. Although we do not anticipate our share of income from our direct investments in the equity securities of non-traded pass-through entities to exceed the limits described above, we cannot be certain that this will be the case. We expect to form one or more wholly owned taxable subsidiaries to make and hold equity securities issued by certain non-traded pass-through entities. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the pass-through entities as reduced by income taxes paid by such subsidiaries.

If we fail to obtain or maintain our qualification as a RIC for any reason, we would become subject to corporate level income taxes on all of our income, regardless of whether or not the income was distributed. Even if we were able to maintain our qualification as a RIC, we generally would be subject to a corporate level tax on income we do not distribute. Moreover, if we are a RIC and do not distribute at least 98% of our income, we generally would be subject to a 4% federal excise tax on certain undistributed income. Any such corporate level federal income tax or excise tax would not be deductible by us or our stockholders and would reduce the funds otherwise available to us for use in our operations or for distribution to our stockholders. See “Certain U.S. Federal Income Tax Considerations — Failure to Qualify as a RIC” below.

Risks Related to Investments in the Renewable Energy Sector

Our portfolio will be concentrated in the Renewable Energy Sector, which will subject us to more risks than if we were broadly diversified.

We will invest primarily in privately-held companies in the Renewable Energy Sector, and to a lesser extent, publicly-traded companies in the Renewable Energy Sector. Because we are specifically focused on one sector, investments in our Common Stock may present more risks than if we were broadly diversified over more sectors of the economy. Therefore, a downturn in the Renewable Energy Sector would have a larger impact on us than on an investment company that does not concentrate in limited segments of the U.S. economy. For example, biofuel companies operating in the Renewable Energy Sector can be significantly affected by the supply of and demand for specific products and services, especially biomass such as corn or soybean oil, the supply and demand for energy commodities, the price of capital expenditures, government regulation, world and regional events and economic conditions. Renewable Energy Sector companies that produce wind energy can be negatively affected by lower energy output resulting from variable or inaccurate wind data, mechanical breakdowns, unavailable replacement parts or delayed mechanical repairs or replacement parts due to weather or unavailable manpower. Solar power companies may be negatively impacted by faulty technology, competitive electricity markets or changing laws which mandate solar usage by electric utilities. Many agribusinesses may be negatively affected by falling agricultural product and commodity prices, poor growing, planting or harvesting conditions, changing governmental policies or subsidies, lower farmer income and spending, as well as new or more onerous environmental laws or regulations. At times, the returns from securities of companies in the Renewable Energy Sector may lag the returns from securities of companies in other sectors or the broader market as a whole.

Our portfolio companies operating in the Renewable Energy Sector will be subject to the risk of fluctuations in commodity prices.

The operations and financial performance of companies in the Renewable Energy Sector, such as biorefineries and wind and solar power producers, may be directly affected by energy commodity prices like unleaded gasoline and wholesale electricity. For example, the price of biodiesel and ethanol will fluctuate in relation to the market price of diesel and unleaded gasoline, respectively. Similarly, the price of energy derived from wind or solar power will change in relation to the market price of electricity. Volatility of input commodity prices may also negatively impact the performance of companies in the Renewable Energy Sector that are solely involved in the production of renewable energy. Volatility of input commodity prices may also make it more difficult for companies in the Renewable Energy Sector to raise capital to the extent the market perceives that their performance may be tied directly or indirectly to commodity prices. Historically, the prices of both input (corn, soybeans, soybean oil and other feedstocks) and output (biodiesel, ethanol, wind energy and solar energy) commodities associated with the Renewable Energy Sector have been cyclical and have exhibited significant volatility.

Similarly, the operations and financial performance of agribusinesses can be directly affected by the changes in prices for globally-traded agricultural commodities such as corn, soybeans and soybean oil. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand or supply, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation, and the availability of local, intrastate and interstate transportation systems.

Our portfolio companies will be subject to the risk of extreme weather patterns.

Extreme weather patterns, such as hurricane Ivan in 2004 and hurricanes Katrina and Rita in 2005, could result in significant volatility in the supply and prices of energy. This volatility may create fluctuations in input commodity or energy prices and earnings of companies in the Renewable Energy Sector. Similarly, extreme weather, such as droughts, can have an adverse impact on the input and output commodities associated with the Renewable Energy Sector. For example, droughts can limit the supply of input commodities, such as corn and soybeans, used by companies in the Renewable Energy Sector, which at the same time can reduce the output of agribusinesses producing such commodities. As a result, extreme weather and weather patterns could adversely impact the assets and valuations of our portfolio companies.

Acts of terrorism may adversely affect our portfolio companies and us.

The value of our Common Stock and our investments could be significantly and negatively impacted as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events, including an upheaval in the Middle East or other energy-producing regions. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets. Such events may also adversely affect our business and financial condition by, for example, increasing the cost of inputs, such as natural gas and petroleum, in the production of renewable energy, and thereby reducing the profitability of our portfolio companies operating in the Renewable Energy Sector, or reducing demand for our portfolio agribusiness companies’ products.

Risks Related to Investments in the Renewable Energy Sector—Biorefineries

Our portfolio companies which produce biofuels will be subject to extensive regulation.

Biorefineries are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, and environmental and safety controls. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future that likely would increase compliance costs and may adversely affect the financial performance of biofuel companies and the value of our investments in those companies.

Our biorefinery portfolio companies may not effectively hedge against commodity price changes.

In an attempt to minimize the effects of the volatility of commodity costs on operating profits, biorefinery portfolio companies may take hedging positions in the futures markets for various commodities, such as corn or soybeans. Hedging means protecting the price at which the portfolio company buys a commodity and the price at which the portfolio company will sell its products in the future. The effectiveness of hedging activities is dependent upon, among other things, the cost of commodities and the portfolio company’s ability to sell sufficient amounts of products to utilize all of the commodities subject to the futures contracts. If a portfolio company does not hedge appropriately, it could be forced to purchase commodities or sell its products at prices which hinder or eliminate its profitability. Hedging activities also result in costs, such as brokers’ commissions and other transaction costs. If there are significant swings in commodity prices, or if the portfolio company purchases more inputs for future delivery than the company can use, the portfolio company may have to pay to terminate a futures contract, or resell unneeded input inventory at a loss.

Our biorefinery portfolio companies face cost factors which are beyond their control.

Many of the costs incurred by biorefinery portfolio companies are beyond their control. If input commodity prices are too high or if output commodity prices are too low, it may not be possible for the portfolio company to operate profitably. There can be no assurance that the market conditions affecting these portfolio companies’ operations will be favorable. Biorefinery portfolio companies could face the need for additional capital to cover operating losses or could be required to suspend operations until conditions improve. These portfolio companies could also experience cost increases associated with the on-going operation of their plants caused by a variety of other factors which are beyond their control. For example, labor costs could increase over time, particularly if there is a shortage of persons with the skills necessary to operate the company’s plant. Availability and cost of electric, natural gas, steam and water utilities could also negatively affect the portfolio company’s operating costs. Similarly, changes in price, operation and availability of truck and rail transportation could decrease the company’s profitability, as well as changes in environmental regulations.

Reductions in the spread between ethanol and corn prices could negatively impact our biorefinery portfolio companies that produce ethanol.

A reduction in the spread between ethanol and corn prices, whether as a result of an increase in corn prices or a reduction in ethanol prices, could have a material adverse effect on the business, results of operations and financial condition of our portfolio companies which produce ethanol. Gross margins for ethanol producers depend principally on the spread between ethanol and corn prices. Until recently, ethanol prices were much higher than their ten-year average. However, due to the increase in the supply of ethanol as a result of the significant number of new ethanol biorefineries scheduled to begin production and the expansion of existing plants, ethanol prices have been lower recently. In addition, due to the recent decline in U.S. and global economic growth, the price of retail unleaded gasoline dropped to a national average of $1.67 per gallon as of December 29, 2008. Corn prices have also recently declined significantly, although not as much as gasoline prices. The current spread between the prices of corn and ethanol has diminished the potential operating margin to close to break-even levels and compared to much higher profitability in earlier periods. The success of portfolio companies that produce ethanol is dependent upon this spread increasing due to changes in the prices of the production inputs or end products, or the improvement of operating margins due to increases in production efficiency.

Reductions in the spread between biodiesel prices and soybean oil prices could negatively impact our biorefinery portfolio companies that produce biodiesel.

A reduction in the spread between biodiesel prices and soybean oil prices, whether as a result of an increase in soybean oil prices or a reduction in biodiesel prices, would have a material adverse effect on the business, results of operations and financial condition of our biorefinery portfolio companies that produce biodiesel. These portfolio companies’ gross margins depend principally on the spread between biodiesel and soybean oil. Soybean prices, and thus soybean oil prices, have recently increased. As of December 31, 2008, U.S. spot soybean oil prices were 33 percent higher than one year earlier. This current spread between the prices of soybean oil and biodiesel will likely not allow biodiesel producers to be profitable in the long run, and the success of biodiesel-producing portfolio companies is dependent upon this spread increasing.

Technological changes could materially affect biorefinery portfolio companies.

Because the biofuels markets are immature, technological changes could have a dramatic effect on the industry. Technological advances could decrease the cost of producing biofuels or result in the production of a higher quality competitive product, and if a biorefinery portfolio company were unable to adopt or incorporate technological advances into its operations, it could become uncompetitive or obsolete. It may be impossible to retrofit existing biorefinery facilities with new technology capable of producing at the most competitive level. The value of the Company’s investments in biorefineries could decline significantly if changes in technology become available after capital is invested.

Alternative fuels could decrease the competitiveness of Renewable Energy Sector portfolio companies which produce biofuels.

Alternative fuels, gasoline oxygenates and ethanol biorefining methods are continually under development. Although currently in the experimental stage, future large-scale biobutanol production may increase competition for agricultural feedstocks or provide a competitive advantage to such producers. In addition, a number of automotive, industrial and power generation manufacturers are developing alternative clean power systems using fuel cells or clean burning gaseous fuels. Like ethanol, the emerging fuel cell industry offers a technological option to address increasing worldwide energy costs, the long-term availability of petroleum reserves and environmental concerns. Fuel cells have emerged as a potential alternative to certain existing power sources because of their higher efficiency, reduced noise and lower emissions. Fuel cell industry participants are currently targeting the transportation, stationary power and portable power markets in order to decrease fuel costs, lessen dependence on crude oil and reduce harmful emissions. If the fuel cell industry continues to expand and gain broad acceptance, and fuel cell energy sources, such as hydrogen, become readily available to consumers for motor vehicle use, certain of our portfolio companies may not be able to compete effectively. This additional competition could reduce the demand for ethanol, which would negatively impact ethanol producers’ profitability.

Our ethanol-producing portfolio companies face limitations on their ability to transport and market their products.

Ethanol producers face obstacles to the efficient sale of their products, including the lack of infrastructure such as rail capacity and trucks for transportation of their products and storage facilities for ethanol. In addition to the inability to transport ethanol through pipelines, the ability to directly sell ethanol to consumers is limited. For example, the demand for E85, a fuel containing 85 percent ethanol and 15 percent gasoline, is driven by both the use of flex fuel vehicles by consumers and by the availability of E85 at retail stations. Distributing E85 to consumers through retail stations depends, in part, on the ability of retailers to obtain quality certifications for E85 pumps, which are required by state agencies. A private product-safety testing group has suspended its approval of various internal component parts of E85 pumps and its issuance of E85 pump certifications pending its own research on the ability of various component parts to withstand the corrosive properties of ethanol.

The businesses of our biorefinery Renewable Energy Sector portfolio companies is generally not diversified.

Biorefiner revenues are generally derived from the sale of a limited number of products. For example, most ethanol biorefineries only sell ethanol and its co-product, distillers grains, which are typically produced at the company’s sole plant. Many private biodiesel biorefineries only produce biodiesel. Portfolio companies’ operations will be subject to significant interruption if their plant experiences a major accident or is damaged by severe weather or other natural disasters. In addition, these companies’ operations may be subject to labor disruptions and unscheduled downtime, or other operational hazards inherent in the industry.

Changes in governmental incentives could materially impact our biorefinery portfolio companies.

The biorefinery industry, and primarily the ethanol industry, is assisted by various federal ethanol production and tax incentives, including the Energy Independence and Security Act of 2007 (the “2007 Act”) and the Energy Policy Act of 2005 (the “2005 Act”). Three provisions of the 2007 Act are likely to have a significant impact on the ethanol industry. First, the RFS, which was imposed by the 2005 Act, was increased to require that a larger amount of renewable fuels (from 4.5 billion gallons in 2007 to 36 billion gallons by 2022) be used in the transportation fuel refining industry, including nine billion gallons of ethanol in 2008. Second, the RFS for ethanol manufactured from corn will increase to 15 billion gallons by 2036, while the balance of the RFS production will come from non-ethanol fuels, such as advanced biofuel, cellulosic biofuel and biomass-based diesel. Third, the new legislation will ban companies from restricting installation of ethanol pumps as part of franchise agreements. However, some studies have challenged whether ethanol is an appropriate source of fuel and fuel additives, because of concerns about energy efficiency, potential health effects, and the cost and impact on air quality and the environment. Recently, there have been increasing calls from state and federal legislators to make changes to some of these policies, and Congress has already acted. For example, 2008 legislation has reduced the Volumetric Ethanol Excise Tax Credit (which is available to gasoline refiners and blenders) to $0.45 from $0.51, and there have been calls to freeze the RFS at 2008 levels. In addition, there have been calls by governors and congressmen to eliminate the current tariff on imported ethanol. The elimination or reduction of tax incentives or elimination of other legislation favoring U.S. biorefineries could reduce the market for ethanol and biodiesel, which could reduce prices and such producers’ revenues by making it more costly or difficult for them to produce and sell ethanol. If federal and state incentives are eliminated or sharply curtailed, or there is decreased support for ethanol production, a decreased demand for ethanol may result, which could result in the failure of such producers’ business.

Competition from ethanol imported from Caribbean basin countries may be a less expensive alternative to domestic ethanol, which could materially impact our ethanol-producing portfolio companies in the Renewable Energy Sector.

Ethanol produced or processed in certain countries in Central America and the Caribbean region is eligible for tariff reduction or elimination upon importation to the United States under a program known as the Caribbean Basin Initiative. Large ethanol producers, such as Cargill, have expressed interest in building dehydration plants in participating Caribbean Basin countries, such as El Salvador, which would convert ethanol into fuel-grade ethanol for shipment to the United States. Ethanol imported from Caribbean Basin countries may be a less expensive alternative to domestically refined ethanol from corn. Competition from ethanol imported from Caribbean Basin countries may affect our biorefinery portfolio companies’ ability to sell ethanol profitably, which would impair the value of our investment in these portfolio companies.

Competition from ethanol imported from Brazil may be a less expensive alternative to our portfolio companies’ ethanol.

Brazil is currently the world’s largest producer and exporter of ethanol. In Brazil, ethanol is produced primarily from sugarcane, which is also used to produce food-grade sugar. Ethanol imported from Brazil may be a less expensive alternative to domestically produced ethanol, which is primarily made from corn. Tariffs presently protecting U.S. ethanol producers may be reduced or eliminated. Competition from ethanol imported from Brazil may affect our portfolio companies’ ability to sell ethanol profitably, which would impair the value of our investment in these portfolio companies.

Risks Related to Investments in the Renewable Energy Sector—Wind

Our portfolio companies which produce wind energy will depend on wind resources.

The financial performance of portfolio companies which produce wind energy is dependent upon the availability of wind resources. The strength and consistency of wind resources at wind projects will vary. Weather patterns could change or the historical data could prove to be an inaccurate reflection of the strength and consistency of the wind in the future. If wind resources are insufficient, the assumptions underlying the economic feasibility about the amount of electricity to be generated by wind projects will not be met and the portfolio company’s income and cash flows will be adversely impacted. Wind-producing portfolio companies’ and our evaluations of portfolio company wind projects will be based on assumptions about certain conditions that may exist and events that may occur in the future. A number of additional factors may cause the wind resource and energy capture at wind projects to differ, possibly materially, from those initially assumed by the portfolio company’s management, including: the limited time period over which the site-specific wind data were collected; the potential lack of close correlation between site-specific wind data and the longer-term regional wind data; inaccurate assumptions related to wake losses and wind shear; the limitations in the accuracy with which anemometers measure wind speed; the inherent variability of wind speeds; the lack of independent verification of the turbine power curve provided by the manufacturer; the potential impact of climatic factors, including icing and soiling of wind turbines; the potential impact of topographical variations, turbine placement and local conditions, including vegetation; the power delivery schedule being subject to uncertainty; the inherent uncertainty associated with the use of models, in particular future-oriented models; and the potential for electricity losses to occur before delivery.

Furthermore, portfolio companies’ wind resources may be insufficient for them to become and remain profitable. Wind is naturally variable. The level of electricity production at any portfolio company’s wind projects, therefore, will also be variable. If there are insufficient wind resources at a project site due to variability, the assumptions underlying the company’s belief about the amount of electricity to be generated by the wind project will not be met. Accordingly, there is no assurance that portfolio companies’ wind resources will be sufficient for them to become or remain profitable.

Our portfolio companies which produce wind energy may face construction or development delays.

Construction and development delays may adversely affect the business of our portfolio companies which generate wind power. The ability of these companies to generate revenues will often depend upon their successful completion of the development and construction, and operations, of wind assets. Capital equipment for wind projects needs to be manufactured, shipped to project sites, installed and tested on a timely basis. In addition, on-site roads, substations, interconnection facilities and other infrastructure all need to be either built or purchased and installed by these portfolio companies. Our wind energy-producing portfolio companies face the risk that their construction phases may not be completed or may be substantially delayed, or that material cost over-runs may be incurred, which may result in such companies being unable to earn positive income, which could negatively impact the value of our portfolio investments of this type.

Volatility in the market price of electricity may negatively affect our portfolio companies which produce wind energy.

The potential revenues, income and cash flow of our portfolio companies which produce wind power will be subject to volatility in the market price for electricity. The ability of these companies to generate revenue depends on movements in the market price of electricity, as sales to the power market are likely to be made at prevailing market prices. The market price of electricity is sensitive to cyclical changes in demand and capacity supply, and in the economy, as well as to regulatory trends and developments impacting electricity market rules and pricing, transmission development and investment within the U.S. and to the power markets in other jurisdictions via interconnects and other external factors outside of the control of wind power-producing portfolio companies. Moreover, energy from wind generating facilities must be taken “as delivered” which necessitates the use by these portfolio companies of other system resources to keep the demand and supply of electric energy in balance. Accordingly, the potential revenue, income and cash flow of these portfolio companies may be volatile and adversely affect the value of our investments in them.

Risks Related to Investments in the Renewable Energy Sector—Solar

The solar power industry can experience shortages of key inputs, such as polysilicon, which can decrease the profitability of solar power-producing portfolio companies.

Polysilicon, which is created by refining quartz or sand, is an essential raw material in the production of solar cells. Polysilicon is melted and grown into crystalline ingots by companies specializing in ingot growth. Solar power-producing portfolio companies procure silicon ingots from these suppliers on a contractual basis and then slice the ingots into wafers. There is currently an industry-wide shortage of polysilicon, which has resulted in significant price increases. Increases in polysilicon prices have in the past increased manufacturing costs for solar power producers and may impact manufacturing costs and net income in the future. Even with these price increases, demand for solar cells has increased, and many solar power producers have announced plans to add additional manufacturing capacity. As this manufacturing capacity becomes operational, it may increase the demand for polysilicon and further exacerbate the current shortage. Polysilicon is also used in the semiconductor industry generally and any increase in demand from that sector will compound the shortage. To the extent the price for polysilicon increases due to supply and demand factors, the profitability of our portfolio companies operating in the solar power industry may be negatively impacted.

The scarcity of polysilicon has resulted in the underutilization of solar panel manufacturing capacity at many producers of solar power, particularly in China. As additional polysilicon becomes available, global solar panel production may increase. Decreases in polysilicon pricing and increases in solar panel production could each result in substantial downward pressure on the price of solar cells and panels produced by our portfolio companies. Such price reductions could have a negative impact on their revenue and earnings, and materially adversely affect their business and financial condition.

The reduction or elimination of government and economic incentives for solar power production could affect the financial results of our portfolio companies which produce solar power.

The market for on-grid applications, where solar power is used to supplement a customer’s electricity purchased from the electric utility network or sold to a utility under tariff, depends in large part on the availability and size of government and economic incentives. The reduction or elimination of government and economic incentives would adversely affect the growth of this market or result in increased price competition, either of which could cause solar power producers’ revenue to decline and harm their financial results.

Currently, the cost of solar power exceeds retail electric rates in many locations. As a result, federal, state and local governments in many countries—most notably Germany, Japan, Spain, Italy, Portugal, France, South Korea and the United States—have provided incentives in the form of feed-in tariffs, rebates, tax credits and other incentives to end users, distributors, system integrators and manufacturers of solar power products to promote the use of solar energy in on-grid applications and to reduce dependency on other forms of energy. These government economic incentives could be reduced or eliminated altogether. For example, Spain has been a strong supporter of solar power products and systems, and political changes in Spain could result in significant reductions or eliminations of incentives, including the reduction of feed-in tariffs. In the United States, the federal incentive tax credit for solar installations expires in its current form at year-end 2016, but there can be no assurance such credits will continue in their present form. Some solar program incentives expire, decline over time, are limited in total funding or require renewal of authority. Net metering and other operational policies in California or other markets could limit the amount of solar power installed in these locations. Reductions in, or eliminations or expirations of, governmental incentives could result in decreased demand for and lower revenue from solar products. Changes in the level or structure of renewable portfolio standards, which are mandates established by some states requiring a certain percentage of electricity be generated from renewable resources, could also result in decreased demand for and lower revenue or revenue growth from solar products.

Solar power producers may not be able to compete successfully and may lose or be unable to gain market share.

In addition to large commercial competitors, universities and research institutions have brought to market alternative technologies, which may compete with existing solar power technology in certain applications. Furthermore, many companies are developing and are currently producing products based on new solar power technologies that may ultimately have costs similar to, or lower than, the costs of our portfolio companies. Solar power producers also compete against other power generation sources including conventional fossil fuels supplied by utilities, other alternative energy sources such as wind, biomass, and emerging distributed generation technologies such as micro-turbines, sterling engines and fuel cells. In the large-scale on-grid solar power systems market, our solar power portfolio companies will face direct competition from a number of companies that manufacture, distribute, or install solar power systems.

Solar power portfolio companies rely on trade secret laws and contractual restrictions to protect their proprietary rights, and, if these rights are not sufficiently protected, their ability to compete and generate revenue could suffer.

Policing unauthorized use of intellectual property is difficult, expensive and time-consuming, and solar power companies may be unable to determine the extent of any unauthorized use. Furthermore, the laws of other countries in which our portfolio companies may market their solar cells, such as some countries in the Asia/Pacific region, may offer little or no protection for the proprietary technologies developed by our portfolio companies. Reverse engineering, unauthorized copying or other misappropriation of proprietary technologies developed by solar power companies could enable third parties to benefit from their technologies without paying to do so. Any inability to adequately protect proprietary rights could harm our solar power portfolio companies’ ability to compete and generate revenues.

The operating results of our portfolio companies which produce solar power products may be negatively affected by a number of other factors.

In addition to shortages of key inputs and changes in governmental policies, the results of our portfolio companies which produce solar power can be affected by a variety of factors, including the following:

•	the average selling price of solar cells, solar panels and solar power systems;

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a decrease in the availability, pricing and timeliness of delivery of raw materials and components, particularly solar panels and components, including steel, necessary for solar power systems to function;

•	the rate and cost at which solar power producers are able to expand their manufacturing and product assembly capacity to meet customer demand, including costs and timing of adding personnel;

•	construction cost overruns, including those associated with the introduction of new products;

•	the impact of seasonal variations in demand and/or revenue recognition linked to construction cycles and weather conditions;

•	unplanned additional expenses such as manufacturing failures, defects or downtime;

•	acquisition and investment related costs;

•	the loss of one or more key customers or the significant reduction or postponement of orders from these customers;

•	changes in manufacturing costs;

•	the availability, pricing and timeliness of delivery of products necessary for solar power products to operate;

•	the ability to successfully develop, introduce and sell new or enhanced solar power products in a timely manner, and the amount and timing of related research and development costs;

•	the timing of new product or technology announcements or introductions by competitors and other developments in the competitive environment; and

•	increases or decreases in electric rates due to changes in fossil fuel prices or other factors.

Risks Related to Investments in the Renewable Energy Sector—Agribusiness

Agribusinesses may be materially impacted by changing governmental policies.

Agribusinesses are exposed to a variety of risks and uncertainties related to the action or inaction of governmental bodies. The outcome of current World Trade Organization negotiations regarding agricultural production could have a material effect on the international trade of agricultural commodities, which may result in a corresponding effect on the demand for agricultural commodities and equipment in many areas of the world. Governmental policies affecting the agricultural industry, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities and commodity products, can influence industry profitability, the planting of certain crops versus other uses of agricultural resources, the location and size of crop production, whether unprocessed or processed agricultural commodity products are traded and the volume and types of imports and exports. In addition, international trade disputes can adversely affect agricultural commodity trade flows by limiting or disrupting trade between countries or regions. Future government policies may adversely affect the supply, demand for and prices of agricultural products, restrict the ability of our portfolio companies to do business in existing and target markets and cause financial results to suffer.

The availability, demand for and price of agricultural commodities and agricultural products can be affected by weather, disease and other factors beyond the control of our portfolio companies.

Weather conditions have historically caused volatility in the agricultural commodity industry, and consequently in the operating results of our agribusiness portfolio companies, by causing crop failures or significantly reduced harvests, which can adversely affect the supply and pricing of the agricultural commodities that portfolio companies sell and use in their businesses and negatively affect the creditworthiness of customers and suppliers. The availability and price of agricultural commodities are also subject to other unpredictable factors, such as choice of crops planted, government farm programs and policies, demand for certain agricultural commodities by the biofuels industry, price volatility as a result of increased participation by non-commercial market participants in commodity markets and changes in global food demand resulting from population growth and changes in standards of living. In addition, the supply and price of agricultural commodities can be affected by factors such as plant disease, including Asian soybean rust, which has in recent years affected soybean crops in Brazil and the United States. Demand for agricultural and commodity products can also be adversely affected by the outbreak of disease in livestock and poultry. These factors may cause volatility in the agricultural commodity industry and, consequently, in the operating results of our agribusiness portfolio companies.

Our agribusiness portfolio companies are vulnerable to industry cyclicality and increases in raw material prices.

Many agribusinesses are affected by industry cycles and raw material costs. For example, in the oilseed processing industry, the lead time required to build an oilseed processing plant can make it difficult to time capacity additions with market demand for oilseed products such as meal and oil. When additional processing capacity becomes operational, a temporary imbalance between the supply and demand for oilseed processing capacity might exist, which, until the supply/demand balance is restored, negatively impacts oilseed processing margins. Oilseed processing margins will continue to fluctuate following industry cycles, which could negatively impact profitability. This is also the case for the fertilizer industry, as availability of raw materials and production capacity may not always be aligned with market demand.

Producers of food products and fertilizers may also be adversely affected by increases in the prices of agricultural commodities and fertilizer raw materials that are caused by market fluctuations beyond the control of our portfolio companies. As a result of competitive conditions in food products businesses, producers of food products may not be able to recoup increases in the cost of raw materials through increases in sales prices for their products, which would adversely affect their profitability. Increases in fertilizer prices due to higher raw material costs could adversely affect the demand for such products.

Our agribusiness portfolio companies are subject to food and feed industry risks.

Agribusiness portfolio companies operating in the food and feed industries face certain risks. These risks include product spoilage or contamination, government regulation of the food and feed industry, such as processing and labeling regulations, shifting customer and consumer preferences and concerns, including concerns regarding trans-fatty acids and genetically-modified organisms, as well as other environmental concerns, and potential product liability claims. These matters could adversely affect the business and operating results of our portfolio companies in these industries. The use of genetically-modified organisms (GMOs) in food and animal feed has been met with varying acceptance in the different markets in which some of our portfolio companies will operate. In some markets—most significantly, the European Union and Brazil—government regulations limit sales or require labeling of GMO products. A portfolio company may inadvertently deliver products that contain GMOs to customers that request GMO-free products. As a result, such portfolio companies could lose customers, incur liability and damage their reputations. In addition, in certain countries, portfolio companies may be subject to claims or other actions relating to the alleged infringement of intellectual property rights associated with the handling of genetically modified agricultural commodities, which could result in increased costs.

In addition, certain products made by our portfolio companies may be used as, or as ingredients in, livestock and poultry feed, and as such, those portfolio companies will be subject to demand risks associated with the outbreak of disease in livestock and poultry, including, but not limited to, avian influenza. The outbreak of disease could adversely affect demand for products used in livestock and poultry feed. A decrease in demand for these products could adversely affect the revenues and operating results of these portfolio companies.

Our agribusiness portfolio companies face intense competition.

Portfolio agribusiness companies have numerous competitors, some of which may be larger and have greater financial resources than a particular portfolio company may have. For example, agribusinesses operate in markets which are highly price competitive and are sensitive to product substitution. These portfolio companies compete against large multinational, regional and national suppliers, processors and distributors and farm cooperatives. Competition is based on price, product and service offerings and geographic location. Other agribusinesses, such as fertilizer producers, also operate in a highly competitive environment. Competition among these companies is based largely on price, quality and service, including customer financing. The relative cost and availability of raw materials and the efficiency of production facilities and logistics are also important competitive factors.

Agribusinesses which produce food products also face intense competition. The markets for food products are highly competitive, and our portfolio companies may compete with widely advertised, well-known, branded products, as well as private label and customized products. In addition to price, competition is generally based on product quality, new product introductions, composition and nutritional value, advertising and promotion. To compete effectively in these businesses, our portfolio companies will need to establish and maintain favorable brand recognition, efficiently manage distribution, gain sufficient market share, develop products sought by consumers and other customers, implement appropriate pricing, provide marketing support and obtain access to retail outlets and sufficient shelf space for their retail products. Competition could cause these portfolio companies to lose market share, exit certain lines of business, increase expenditures or reduce pricing, each of which could have an adverse effect on their revenues and profitability.

Special Investment Risks

As discussed in the SAI under “Investment Objective and Policies—Certain Other Investments and Techniques,” we may, in limited circumstances where the Adviser determines that doing so could enhance our portfolio’s performance, invest in other types of securities or instruments and utilize alternative investment techniques. Such securities or instruments include U.S. government obligations, commercial paper, futures contracts, variable and floating rate securities and lower-rated fixed income securities, and such techniques include the purchase of securities on a when-issued basis, repurchase agreements and securities lending. Particular risks associated with these types of investments and techniques are as follows:

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U.S. Government Obligations: We may invest in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, subject to our BDC and RIC limitations and our investment objective and policies. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it were not obligated to do so by law.

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Commercial Paper: Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. We may, subject to our BDC and RIC limitations and our investment objective and policies, purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by a nationally recognized statistical rating organization (an “NRSRO”). We may also invest in commercial paper that is not rated but is determined by the Adviser under guidelines established by the Board of Directors to be of comparable quality. To the extent the Company invests in commercial paper issued by banks, bank holding companies or finance companies, the Company may be vulnerable to setbacks in the financial services sector. Banks and other financial services companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in governmental regulations that affect banks and other financial services companies.

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Futures Contracts: Futures contracts, including stock or bond index futures contracts, may be utilized solely to act as a hedge to protect the Company from fluctuations in the value of its securities caused by anticipated changes in interest rate or market conditions without necessarily buying or selling the securities. Hedging is a specialized investment technique that entails skills different from other investment management. To enter into a futures contract, an amount of cash and cash equivalents is deposited in a segregated account with our Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, we would continue to be required to make daily cash payments to maintain its required margin. In such situations, if we had insufficient cash, we might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, we might be required to make delivery of the instruments underlying futures contracts we hold. The inability to close futures positions also could have an adverse impact on our ability to hedge or manage risks effectively.

Successful use of futures by the Company is also subject to the Adviser’s ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of a future contract and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with the movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short timeframe.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing position or to recover excess variation margin payments.

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Variable and Floating Rate Securities: We may in certain circumstances purchase variable or floating rate securities. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, letters of credit or other credit support arrangements provided by banks secure such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, our right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. If not so rated, we may invest in them only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which we may invest. The Adviser, on behalf of the Company, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations owned by the Company.

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Low-Rated and Comparable Unrated Fixed Income Securities: We may invest in low-rated fixed income securities. Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. To the extent we invest in these low-rated securities, the achievement of our investment objective may be more dependent on the Adviser’s own credit analysis than in the case of the Company investing in higher quality bonds. Although the Adviser will refer to ratings issued by established ratings agencies, it is not a policy of the Company to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Adviser’s own independent and ongoing review of credit quality.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than that of issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Furthermore, if the issuer of a low-rated and comparable unrated security defaulted, we might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in the Company’s net asset value.

Low-rated and comparable unrated securities typically contain redemption, call or prepayment provisions that permit the issuer of such securities containing such provisions to redeem, at its discretion, the securities. During periods of declining interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, we may have to replace the securities with a lower-yielding security, which would result in a lower return for the Company.

Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the credit analysis than would be the case with investments in investment-grade debt securities. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Adviser will continually monitor the investments owned by the Company and carefully evaluate whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

We may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. We anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for such securities does exist, it is generally not as liquid as the secondary market for higher-rated securities. As a result, our asset value and our ability to dispose of particular securities, when necessary to meet our liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for us to obtain accurate market quotations for purposes of valuing our securities. Market quotations are generally available on many low-rated and comparable unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly traded market.

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When-Issued Securities: When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. If the Company agrees to purchase publicly-traded securities on a when-issued basis, its Custodian would set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, we may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of our commitment. It may be expected that our net assets will fluctuate to a greater degree when we set aside portfolio securities to cover such purchase commitments than when we set aside cash. In addition, because we will set aside cash or liquid portfolio securities to satisfy any purchase commitments in the manner described above, our liquidity and the ability of our Adviser to manage it might be affected in the event our commitments to purchase when-issued securities ever exceeded 20% of the value of our total assets.

If we engage in when-issued transactions, we will rely on the seller to consummate the trade. Failure of the seller to do so may result in the Company incurring a loss or missing the opportunity to obtain a price considered advantageous. We will engage in when-issued delivery transactions only for the purpose of acquiring portfolio securities consistent with our investment objective and policies, not for investment leverage.

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Repurchase Agreements: Securities subject to repurchase agreements must be of the same type and quality as those in which the Company may invest directly. The seller under a repurchase agreement, which is a form of a loan, will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, we would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by us was delayed pending court action. In addition, there is no controlling legal precedent confirming that we would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board believes that, under the regular procedures normally in effect for custody of our securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question.

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Securities Lending: The Adviser may cause the Company to seek to increase its income by lending publicly-traded securities that it acquires. Such loans would usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (“NYSE”) and would be secured continuously by collateral in cash, cash equivalents, or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. During the existence of a loan, we will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. We will not, however, have the right to vote any securities having voting rights during the existence of the loan, but will call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed to be of good standing and when the consideration that could be earned currently from securities loans of this type justifies the attendant risk. Consistent with applicable BDC limits on our overall portfolio, the value of the securities loaned will not exceed 30% of the value of our total assets. To the extent any such lending increases the value of our assets, the management and administrative fees payable to our Adviser would correspondingly increase as a result, but we will not separately pay our Adviser for performing any such securities lending activities for us.

Risks Related to this Offering

The price of shares of our Common Stock may be volatile and may decrease substantially.

The trading price of shares of our Common Stock following this offering may fluctuate substantially. The price of the shares of Common Stock that will prevail in the market after this offering may be higher or lower than the price you pay, and the liquidity of our Common Stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	changes in the value of our portfolio of investments;

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of RICs, BDCs or other financial services companies;

•	our dependence on the Renewable Energy Sector;

•	our inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income, any increase in losses or decreases in gains from levels expected by investors or securities analysts;

•	operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines with respect to RICs or BDCs;

•	losing or not obtaining BDC or RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends; or

•	departures of key personnel.

The current state of the economy and financial markets increases the possibility of adverse effects on our financial position and results of operations. Continued economic adversity could impair our portfolio companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

The second half of 2008 presented unprecedented global economic events. In the U.S., the federal government has bailed out banks and insurance companies, has agreed to purchase up to $700 billion of non-performing assets from financial institutions, guaranteed assets in money market accounts, and implemented numerous other measures designed to add stability to the financial system. Other countries have similarly undertaken significant measures to restore order to their financial systems and markets.

Furthermore, as of the date of this Prospectus, the state of the economy in the U.S. and abroad continues to deteriorate to what many believe is a long-term recession. Banks and others in the financial services industry have continued to report significant write-downs in the fair value of their assets, which has led to the failure of a number of banks and investment companies, a number of distressed mergers and acquisitions, the government take-over of the nation’s two largest government-sponsored mortgage companies, and the passage of the $700 billion Emergency Economic Stabilization Act of 2008 in early October 2008. In addition, the stock market has declined significantly. These events have significantly constrained the availability of debt and equity capital for the market as a whole, and certain sectors in particular. These and other events have also led to rising unemployment, deteriorating consumer confidence and a general reduction in spending by both consumers and businesses. The current turmoil in the debt markets and uncertainty in the equity capital markets provides no assurance that debt or equity capital will be available to operating companies in the future on favorable terms, or at all.

In the event that the U.S. economy remains in a protracted period of weakness, it is possible that the results of some of the companies in which we intend to invest could experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. In addition, the end markets for certain of our targeted portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. We can provide no assurance that the performance of certain of our targeted portfolio companies will not be negatively impacted by economic or other conditions, which could have a negative impact on our future results.

In addition, the federal government, Federal Reserve and other governmental and regulatory bodies have taken or are considering taking actions to address the financial crisis. There can be no assurance as to what impact such actions will have on the financial markets, including the extreme levels of volatility currently being experienced. Such continued volatility could materially and adversely affect our financial condition, the performance of our investments and the trading price of our Common Stock.

As of the date of this Prospectus, we cannot know the extent to which the current economic slowdown or global financial system turmoil will continue, nor can we know what effects such events in the future will have on the price of our Common Stock or the performance of our portfolio companies.

Investing in our Common Stock may involve a high degree of risk.

The investments we make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our Common Stock may not be suitable for investors with lower risk tolerance.

Prior to this offering, there has been no public market for our Common Stock, and we cannot assure you that the market price of our Common Stock will not decline following this offering.

Before this offering, there was no public trading market for our Common Stock, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our Common Stock will trade. The initial public offering price for our Common Stock will be determined through our consultations with the underwriters and may not bear any relationship to the market price at which it will trade after this offering commences or to any other established criteria of our value. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts (sales loads) and related offering expenses. In addition, shares of closed-end investment companies have in the past frequently traded at discounts to their net asset values, and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares of Common Stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of Common Stock purchased in this offering soon after the offering. In addition, if our Common Stock trades below its net asset value, we will generally not be able to issue additional shares of Common Stock at the market price without first obtaining the approval of our stockholders and our independent directors to such issuance.

Provisions of the Maryland General Corporation Law and our Charter and Bylaws could deter takeover attempts and have an adverse impact on the price of our Common Stock.

The Maryland General Corporation Law, our articles of incorporation (“Charter”) and our bylaws (“Bylaws”) contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our Company or the removal of our incumbent Directors. We will be covered by the Business Combination Act of the Maryland General Corporation Law to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our Board of Directors has adopted a resolution exempting us from the Business Combination Act for any business combination between us and any person to the extent that such business combination receives the prior approval of our Board, including a majority of our Directors who are not “interested persons” of the Company, as defined in the 1940 Act.

Under our Charter, our Board of Directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. See “Description of Capital Stock” below. Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our Charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our Common Stock and may discourage third-party bids for ownership of our Company. These provisions may prevent any premiums being offered to you for shares of our Common Stock.

If a substantial number of shares of our Common Stock becomes available for sale and are sold in a short period of time, the market price of shares of our Common Stock could decline.

If our stockholders sell a substantial number of shares of our Common Stock in the public market following this offering, the market price of our Common Stock could decrease. Upon completion of this offering, we will have 6,795,000 shares of Common Stock outstanding, all of which will be freely tradeable except the Common Stock held by the NCGA and West. The Company, WB Capital and their respective executive officers and Directors will be subject to agreements with the underwriters that restrict such parties’ ability to transfer our stock for a period of 180 days from the date of this Prospectus (the “Lock-up Period”). If, however, we either (i) issue an earnings release during the last 17 days of the Lock-up Period (with the date on which an earnings release is made, the “Release Date”), or (ii) announce that we will release earnings results during the 16 day period which begins on the final day of the Lock-up Period, then the transfer restrictions described above will continue to apply until the expiration of the 18 day period which begins on the Release Date. After the lock-up agreements expire, an aggregate of 45,000 additional shares of Common Stock will be eligible for sale in the public market in accordance with Rule 144 under the Securities Act. See “Underwriting” below.

ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY

We intend to elect to be regulated as a BDC under the 1940 Act as of the date our registration statement, of which this Prospectus is a part, becomes effective. There can be no assurance that we will be successful in maintaining our status as a BDC.

Investment Reporting

In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments, including loans, at market value or, for investments that do not have a readily available market value, their “fair value” as determined in good faith by our Board of Directors. See “The Company—Investment Valuation” below. Subsequent changes in these values will be reported through our statement of operations under the caption of “unrealized appreciation (depreciation) on investments.” See “Regulation—Determination of Net Asset Value” below.

Distributions Policy

We intend, subject to adjustment in the discretion of our Board of Directors, to pay out substantially all of the amounts we receive as cash or paid-in-kind distributions on equity securities we own and interest payments on debt securities we own, less current or anticipated operating expenses, current income taxes on our income and our leverage costs. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Determining Dividends Distributed to Stockholders” below.

Exemptive Relief

Our Adviser may apply to the SEC in the future for exemptive relief to permit the Adviser, us and our and their respective affiliates to take certain actions that otherwise would be prohibited by the 1940 Act. We cannot guarantee that any such requested relief will be granted by the SEC. Unless and until we obtain an exemptive order, our Adviser will not co-invest its proprietary accounts or other clients’ assets in negotiated private transactions in which we invest, and will observe a policy for allocating opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. As a result of one or more of these situations, we may not be able to invest as much as we otherwise would in certain investments or may not be able to liquidate a position as quickly.

USE OF PROCEEDS

The net proceeds from the sale of shares of our Common Stock in this offering (assuming the price per share set forth on the front cover of this Prospectus) will be approximately $92 million after deducting both the sales load (underwriting discount) and offering expenses, totaling approximately $1,326,231, paid by us. The amount of the sales load is based upon an underwriting discount of 7% per share. However, the sales load is 5% per share for shares sold to members of the NCGA and affiliated state corn growers associations. To the extent we sell all of the shares to members of the NCGA and affiliated state corn growers associations, our net proceeds from this offering would be higher, up to a maximum of approximately $94 million.

We will primarily invest the net proceeds in the Target Investment Securities of privately-held companies having revenues between $25 million and $250 million and which operate in the Renewable Energy Sector. We also intend to invest in publicly-traded companies with market capitalizations up to $250 million, that also operate in the Renewable Energy Sector. Our investments will be made according to the following nonfundamental investment policies which have been adopted by our Board of Directors:

Under normal circumstances, we intend to invest the following percentages of our total assets in the following types of portfolio companies:

•	up to 100% in securities of companies which operate in the Renewable Energy Sector;

•	up to 75% in securities of companies operating in the biofuel-producing industry;

•	up to 50% in securities of companies operating in the wind energy industry;

•	up to 50% in securities of companies operating in the solar energy industry; and

•	up to 50% in securities of agribusiness companies.

Under normal circumstances and subject to our BDC and RIC limitations, we intend to invest the following percentages of our total assets in the following types of securities:

•	up to 100% in restricted securities purchased directly from issuers, all of which may be illiquid securities;

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up to 90% in debt securities such as senior debt, construction loans, subordinated junior and mezzanine debentures and other non-secured debt, preferred stock, convertible preferred stock or convertible debentures;

•	up to 10% in publicly-held equity securities with a market capitalization up to $250 million; and

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up to 10% in futures contracts, commercial paper, variable and floating rate securities, U.S. government obligations, low-rated or unrated fixed income securities and other financial instruments for purposes of decreasing portfolio volatility, hedging our downside risk, or maximizing portfolio performance.

The Board of Directors must approve any investment in publicly-held equity securities beyond the 10% limit above or with regard to a publicly-held portfolio company with a market capitalization exceeding $250 million.

Under normal circumstances and subject to RIC and BDC limitations, (i) we will not invest more than 25% of our total assets in the securities of any single issuer, except with respect to other RICs, (ii) we will not purchase more than 3% of the total outstanding stock of any issuer, (iii) we will not invest more than 5% of the value of our total assets in any single issuer, and (iv) we will not invest more than 10% of the value of our assets in securities of other issuers in the aggregate. Under normal circumstances, we do not intend to engage in short sales.

We anticipate that substantially all of the net proceeds of this offering will be used, as described above, within nine months after consummation of this offering; however, it could take a longer time to invest substantially all of the net proceeds. We have not allocated any portion of the net proceeds of this offering to any particular private investment. Pending such uses and investments, we expect to invest these proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment.

CAPITALIZATION

The following table sets forth (i) our actual capitalization as of December 31, 2008, and (ii) our capitalization as adjusted to reflect the issuance and sale of 6,750,000 shares of our Common Stock offered hereby at the price per share set forth on the front cover of this Prospectus. You should read this table together with “Use of Proceeds” and our statement of assets and liabilities included elsewhere in our registration statement.

	Actual December 31, 2008	As Adjusted
	(Unaudited)	(Unaudited)
Net Assets Applicable to Common Stockholders Consist of:
Capital Stock, $0.001 par value, 50,000,000 shares of Common Stock authorized; shares of Common Stock issued and outstanding actual (45,000 shares) and as adjusted (6,795,000 shares) (1)	$45	$6,795
Additional paid-in capital	629,955	93,459,474
Accumulated deficit	(260,638)	(260,638)

Net assets applicable to common stockholders	$369,362	$93,205,631

(1)	Excludes Common Stock that may be issued pursuant to underwriters’ overallotment option. See “Underwriting” below.

DILUTION

Our net asset value as of December 31, 2008 was $369,362, or $8.21 per common share. Net asset value per share represents the amount of our total assets minus our total liabilities, divided by the 45,000 common shares that were outstanding on December 31, 2008.

After giving effect to the sale of 6,750,000 shares of Common Stock in this offering at an assumed initial public offering price of $15.00 per share, deducting the sales load (underwriting discount) and estimated offering expenses payable by us, our net assets as of December 31, 2008 would have been approximately $93,205,631 or $13.72 per share. This represents an immediate increase in net asset value of $5.51 per share to our existing stockholders and an immediate dilution of $1.28 per share to new investors who purchase shares of Common Stock in this offering at the assumed initial public offering price. The following table shows this immediate per share dilution:

Assumed initial public offering price per share of Common Stock	$15.00
Net asset value per share of Common Stock as of December 31, 2008, before giving effect to this offering	$8.21
Increase in net asset value per share of Common Stock attributable to investors in this offering	$5.51
Net asset value per share of Common Stock after this offering	$13.72
Dilution per share of Common Stock to new investors	$1.28

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this Prospectus. In addition to historical information, the following discussion and other parts of this Prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors,” “Forward-Looking Statements” and elsewhere in this Prospectus.

Overview

We intend to invest primarily in the Target Investment Securities of privately-held and micro-cap companies with revenues between $25 million and $250 million, which are focused on the Renewable Energy Sector, as well as in securities of publicly-held companies in the Renewable Energy Sector with market capitalizations up to $250 million. We include in the Renewable Energy Sector those companies that compete in biofuel refining, wind and solar energy production, other renewable energy and emerging alternative fuel industries. In addition, the Company will invest in agribusinesses, including companies which provide products or services, biomass feedstocks, or other new technologies to aid in renewable energy and alternative fuel production.

Our investment objective is to provide current income, liquidity, the ability to indirectly invest in a range of companies within the Renewable Energy Sector, and the opportunity for equity-like returns through capital appreciation. We intend to focus our investments in our Target Investment Securities that will generally be expected to pay us interest or dividends on a current basis. We seek to obtain capital appreciation through warrants or other equity conversion features and from growth in dividends from our equity investments.

We intend to elect to be regulated as a BDC under the 1940 Act and intend to elect to be treated as a RIC under the Code. Following our intended elections to be regulated as a BDC and to be treated as a RIC, we will be subject to numerous regulations and restrictions. Prior to the effective date of our election to be treated as a RIC, we have been and will be taxed as a general business corporation under the Code.

Critical Accounting Policies

The financial statements included in this Prospectus are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex or subjective judgments. While our critical accounting policies are discussed below, Note 2 in the notes to our financial statements included in this Prospectus provides more detailed disclosure of all of our significant accounting policies.

Valuation of Portfolio Investments

The Company intends to invest primarily in illiquid securities that generally will be subject to restrictions on resale, will have no established trading market and will be valued no more frequently than on a quarterly basis. Fair value is intended to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced liquidation or sale. Because of the inherent uncertainty of valuation, the fair values of such investments, which will be determined in accordance with procedures approved by the Company’s Board of Directors, may differ materially from the values that would have been used had a ready market existed for the investments. See “Net Asset Value” in the SAI.

Interest and Fee Income Recognition

Interest income will be recorded on an accrual basis to the extent that such amounts are expected to be collected. When investing in instruments with an original issue discount or payment-in-kind (“PIK”) interest, the Company will accrue interest income during the life of the investment, although the Company will not necessarily be receiving cash as the interest is accrued. Commitment and facility fees generally will be recognized as income over the life of the underlying loan for generally accepted accounting principal purposes and recognized immediately for tax purposes, whereas due diligence, structuring, transaction, service, consulting and management service fees for services rendered to portfolio companies generally will be recognized as income when services are rendered.

Dividends to Stockholders

The characterization of dividends paid during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

Portfolio and Investment Activity

We were formed as a Maryland corporation on August 28, 2007. As of the date of this Prospectus, we have not commenced any investment activities, which we intend to commence upon receipt of the proceeds of this offering. See “Use of Proceeds.” Our investments are generally expected to range between $1 million and $20 million per investment, although investment sizes may be smaller or larger than this targeted range. We currently expect our debt investments generally to have a term of two to ten years and to bear interest at either a fixed or floating rate.

Results of Operations

Distributions Received from Investments

We intend to generate revenues in the form of interest payable on the debt investments that we will hold, and in the form of capital gains and dividends on dividend-paying equity securities, warrants, options, or other equity interests that we will acquire in our portfolio companies. We currently intend to structure our debt investments to provide for quarterly interest payments. In addition to the cash yields received on our loans, in some instances, our loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees or prepayment fees, any of which may be required to be included in income prior to receipt. In some cases, we may structure debt investments to provide that interest is not payable in cash, or not entirely in cash, but is instead payable in securities of the issuer or is added to the principal of the debt. The amortization of principal on our debt investments may be deferred until maturity. We intend to acquire equity securities that pay cash dividends on a recurring or customized basis. We also expect to generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees.

Expenses

As an externally managed investment company, our operating expenses will consist primarily of the advisory fee and other administrative operating expenses. Expenses during the period from August 28, 2007 through December 31, 2008 totaled $260,638. This amount consisted mainly of organizational, pre-offering and general and administrative expenses. We had no tax expense during the period from August 28, 2007 through December 31, 2008.

Determining Dividends Distributed to Stockholders

We expect that our portfolio will generate cash flow to us in the form of interest, dividends, and gain, loss and return of capital. When our Board of Directors determines the amount of any dividend we expect to pay our stockholders, it will review amounts generated by our investments, less our total expenses. The total amounts generated by our investments will consist of both income and return of capital, as we expect to invest in some entities generating distributions to us that include a return of capital component for accounting and tax purposes on our books. The total income received from our investments will include the amount received by us as cash distributions from equity investments, paid-in-kind distributions, and dividend and interest payments. Our total expenses will include current or anticipated operating expenses, and total leverage costs, if any. Our Board of Directors will review the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. It is possible that under some conditions, after reviewing amounts generated by our investments, less our total expenses, the Board may determine to pay a dividend in whole or part from invested capital, which would constitute a return of capital. See “Certain U.S. Federal Income Tax Considerations—Taxation for U.S. Stockholders” below.

Taxation of our Distributions

We will invest a portion of our portfolio in partnerships and limited liability companies (whether directly or indirectly through taxable subsidiaries), which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions we will receive will typically include a return of capital component for accounting and tax purposes. Dividends declared and paid by us in any year generally will differ from our taxable income for that year, as such dividends may include the distribution of current year taxable income or returns of capital.

We are currently taxed as a general business corporation for federal income tax purposes, but we intend to elect to be treated as a RIC. As long as we qualify as a RIC, we will not be taxed on our net ordinary income or our realized net capital gains, to the extent that such taxable income and gains are distributed to stockholders on a timely basis. We may be required, however, to pay federal income taxes on any unrealized net built-in gains in the assets held by us during the period in which we were not (or in which we fail to qualify as) a RIC that are recognized within the 10-year period following the effective date of our intended RIC election, unless we either make a special election to pay corporate-level tax on such built-in gain at the time of our RIC election or an exception applies. See “Certain U.S. Federal Income Tax Considerations — Intended Election to be Taxed as a RIC” below. We intend to take all steps necessary to qualify for the federal tax benefits allowable to RICs. Unless a stockholder elects otherwise, following completion of this offering, our dividends will be reinvested in additional Common Stock through our dividend reinvestment plan. See “Dividend Reinvestment Plan” in the SAI.

By the end of our first taxable year as a RIC, we also must eliminate any earnings and profits accumulated while we were taxable as a general business corporation. We intend to accomplish this by paying to our stockholders one or more cash dividends representing substantially all of our accumulated earnings and profits, if any, for the period from our inception through the date on which our intended RIC election becomes effective. The amount of these dividends will be based on a number of factors, including our results of operations through the date on which our intended RIC election becomes effective. We will need to manage our cash or have access to cash to enable us to pay such dividend or dividends. Any dividend of accumulated earnings and profits would be taxable to U.S. stockholders in the manner described above under “Certain U.S. Federal Income Tax Considerations— Taxation for U.S. Stockholders” below. These dividends, if any, would be in addition to the dividends we intend to pay of at least 90% of our investment company taxable income to satisfy the annual distribution requirements.

While we are a RIC, we generally intend to retain any realized net long-term capital gains in excess of realized net short-term capital losses and to deem such net long-term capital gain as distributed to our stockholders. We then will pay taxes on such retained net long-term capital gain that is deemed distributed, and expect such tax payment to generally give rise to a credit that our U.S. individual stockholders can use against their U.S. federal income tax obligations or that may be refunded to the extent it exceeds the U.S. stockholder’s liability for federal income tax. We believe that reinvesting gains inside our Company will enable us to grow our dividends to our stockholders, which will offer them an opportunity for an attractive total return. We may, in the future, pay dividends to our stockholders of some or all of such net long-term capital gains. See “Certain U.S. Federal Income Tax Considerations—Taxation for U.S. Stockholders” below. There can be no assurance that we will qualify for treatment as a RIC or be able to maintain RIC status.

Liquidity and Capital Resources

After we have used the net proceeds of this offering, we expect to raise additional capital to support our future growth through future equity offerings, issuances of senior debt securities or future borrowings, to the extent permitted by the 1940 Act.

Borrowings

In the future, we may likely fund a portion of our investments through borrowings from banks or other lenders, subject to our ability to obtain such borrowings on favorable terms. However, we presently do not have any definitive arrangements regarding borrowings. In the event that we do so borrow, we would expect to be subject to various customary covenants and restrictions on our operations, such as covenants which would (i) require us to maintain certain financial ratios, including asset coverage, debt to equity and interest coverage, and a minimum net worth, and/or (ii) restrict our ability to incur liens, additional debt, merge or sell assets, make certain investments and/or distributions or engage in transactions with affiliates. Such borrowings may provide for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events, and failure to pay judgments. Certain of these events of default are typically subject to notice and cure periods or materiality thresholds. Any such borrowings would also likely limit our ability to declare dividends if we default under certain loan provisions. We may secure any of our obligations to repay others by a lien on part of our assets, as permitted by the 1940 Act.

Contractual Obligations

We have entered into the Advisory Agreement with our Adviser pursuant to which our Adviser has agreed to serve as our investment adviser in exchange for the consideration set forth therein, and furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and to provide on our behalf managerial assistance to certain of our portfolio companies. See “Management —Advisory Agreement.”

Payments under the Advisory Agreement in future periods will consist of: (i) a base management fee based on a percentage of the value of our managed assets, and (ii) an incentive fee, based on our investment income and our net capital gains. Our Adviser, and not us, pays the compensation and allocable routine overhead expenses of all investment professionals of its staff. See “Management— Management Fees.”

The Advisory Agreement may be terminated: (i) by us without penalty upon not more than 60 days written notice to the Adviser, or (ii) by the Adviser without penalty upon not less than 60 days written notice to us. Other than the Advisory Agreement with our Adviser, we do not have any off-balance sheet arrangement that has or is reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources.

We have also entered into the NCGA Agreement with the NCGA. Under this agreement, the NCGA has agreed to (i) license the NCGA name and logo to us for use in our business, (ii) provide us ongoing access to NCGA’s proprietary database of agribusiness market research, and (iii) provide and coordinate access to the NCGA membership. We will pay NCGA a royalty fee of $85,000 per annum for these services. The initial term of the NCGA Agreement extends for one year from the date the Fund receives proceeds from a public offering and it will be automatically renewed for additional one-year renewal terms unless either party elects to terminate the agreement.

Quantitative and Qualitative Disclosure About Market Risk

In addition to the market risks our portfolio companies face which may affect their ability to repay their obligations to us, as discussed elsewhere in this Prospectus, our business activities will contain elements of market risk. We consider changes in interest rates to be our principal market risk—both with respect to the interest rates applicable to the debt securities we purchase from our portfolio companies, and with respect to any leverage we may undertake. We consider the management of risk essential to conducting our business. Accordingly, our risk management systems and procedures are designed to identify and analyze our risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. In addition to our ability to evaluate credit risks, our investment income will be affected by changes in various interest rates, including LIBOR and prime rates. We expect that as of 24 months from our commencement of operations, the majority of our investment portfolio will bear interest at fixed rates.

THE COMPANY

The Company was formed under the laws of Maryland in August 2007. We are an externally managed, non-diversified closed-end management investment company that will have, as of the date our registration statement is declared effective, elected to be regulated as a BDC under the 1940 Act. In addition, we intend to elect to be treated as a RIC under the Code. We intend to apply to list our Common Stock on the NYSE under the symbol “NRZ.”

Our Adviser

WB Capital Management Inc., a registered investment adviser with approximately $4.3 billion in assets under management as of December 31, 2008, serves as our investment adviser. Our Adviser was founded in 1982 as Investors Management Group, LTD. (“IMG”) and adopted the WB Capital Management Inc. name in 2006 after a merger with VMF Capital Management, LLC (also a registered investment adviser, “VMF”). It is owned by West Bancorporation, Inc., a financial services corporation headquartered in West Des Moines, Iowa. WB Capital is located at 1415 28th Street, Suite 200, West Des Moines, Iowa 50266. WB Capital manages separate account equity and fixed income portfolios for institutional and high net worth clients, and also serves as the investment adviser for WB Capital Mutual Funds, Inc., a registered open-end management company.

In addition, the Adviser has entered into a consulting agreement with Eiler Capital for the purpose of providing additional private company investment sourcing, structuring, and negotiating expertise to the Adviser’s Energy Team. Under such Agreement, WB Capital has agreed to directly pay Eiler Capital, out of WB Capital’s profits, a monthly retainer in the amount of $5,000, as well as a bonus in an amount ranging from $42,000 to $53,000 upon the completion of this offering. Such fees are borne solely by the Adviser and do not increase the Company’s expenses. Eiler Capital is an independent firm specializing in food, agribusiness and renewable energy industries, and which provides financial advisory services. Mr. James Eiler is the founding principal of Eiler Capital. Prior to forming Eiler Capital, Mr. Eiler was Managing Partner of Cybus Capital Markets, LLC, which merged with First National Investment Bank in 2007. Cybus raised over $3 billion of capital for over 200 national clients in renewable energy, natural and organic foods, green manufacturing, and the meat protein sectors.

Portfolio Managers

WB Capital’s Energy Team will be responsible for the day-to-day management of our investment portfolio. Investment decisions respecting our private investments will require the consensus of all of the members of the Energy Team, while decisions respecting investments in publicly-traded securities may be made by any member of the Energy Team. The members of the Energy Team are:

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Thomas Myers, CFA. Mr. Myers has been head of WB Capital’s Alternative Investment Group since 2006. In 1998, Mr. Myers helped found VMF and served as a portfolio manager as well as part of the management team at VMF and its successor, WB Capital, from 1998 to the present. Tom was an equity portfolio manager and equity analyst for AEGON USA Investment Management from 1986 – 1998. Mr. Myers received his BA degree from Coe College.

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Allen Goody, CFA, CPA. Mr. Goody has served as an equity analyst with WB Capital since 2006. From 2005 to 2006, Mr. Goody served as an equity analyst with IMG, and from 2002 to 2005, he served in the same capacity with Allstate Investments. Mr. Goody received his BA and BBA degrees from Iowa State University and his MBA from the University of Iowa.

The section headed “Management of the Company—Portfolio Managers” in the SAI contains additional information about the Energy Team, including their compensation, other accounts they manage, and their ownership of Company securities.

Investment Focus

Consistent with our BDC and RIC limitations, we intend to make the majority of our investments in privately-held and micro-cap companies having revenues between $25 and $250 million, and to a lesser extent, publicly-traded companies with market capitalizations up to $250 million, that compete in the Renewable Energy Sector, which we view as including companies which derive a majority of their revenues from:

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developing and supplying equipment to improve biofuel refining efficiency, increasing the economic value of refined biofuels, engaging in biorefining, producing wind and solar energy, and developing other renewable energy sources and emerging alternative fuels;

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agribusiness, such as companies which develop agricultural biotechnology products and services; produce biomass feedstocks; own farm land; produce agricultural commodities and food; manufacture infrastructure, farm and other agricultural equipment, fertilizer and other agriculture-related chemicals; and engage in agricultural and food distribution; and

•	providing products and services to the foregoing.

Renewable Energy Sector Growth

We believe that the Renewable Energy Sector will perform well in the future due to the following fundamental factors:

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Strong consumption growth of biofuels. According to the United States Energy Information Administration (“EIA”), consumption of biofuels in the U.S. has increased 25.3% annually from 2002 to 2007. We believe that this was due to growing public and political consensus to address the United States’ dependence on foreign oil, as demonstrated by the adoption of various tax incentives and the Renewable Fuel Standard (“RFS”) (a federal biofuel usage mandate), among other legislation. Although the profit margins of certain biofuel producers have decreased in 2008—primarily due to increases in input costs and decreases in output prices—we believe that in the long-term, biofuel consumption will continue to grow and that biofuel producers’ profitability will rebound.

•	Strong consumption growth of electricity produced by wind power. According to the EIA, consumption of electricity produced from wind power in the U.S. increased 24.9% annually from 2002 to 2007.

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Strong consumption growth of electricity generated from solar power. According to the EIA, consumption of electricity produced from solar power in the United States increased 4.6% annually from 2002 to 2007, compared to total United States electricity consumption growth of 1.4% annually during the same period.

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Increased U.S. farm income. According to the United States Department of Agriculture (“USDA”), net farm income was expected to be $86.9 billion for the fiscal year ended September 30, 2008, representing on 8% annual increase from 2003 to 2008. Actual U.S. net farm income realized in 2007 was $86.8 billion, which is 58% above the ten-year average (1998-2007) of $54.8 billion, compared with 20% per capita personal income for the U.S. population as a whole over the same period. We believe that increased farm income will result in, among other things, increased capital spending on agricultural equipment, increased use of grain seeds with the latest generation genetic traits, and increased use of fertilizers and herbicides. The increase in agricultural commodity prices and acres planted, which has aided U.S. farm income, has also increased the demand and prices for primary agricultural inputs such as seeds, fertilizer and fuel. Despite recent increases in input costs and decreases in commodity prices, we believe that U.S. farm income will remain above its average historic levels and result in favorable long-term investment opportunities in the Renewable Energy Sector.

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Increasing demand for agricultural products globally. According to the USDA, U.S. agricultural exports were expected to be $115.5 billion in the fiscal year ended September 30, 2008, an increase of 40.5% from 2007, and have increased 15.5% annually from 2003 to 2008. Notwithstanding recent declines in global demand for agricultural products resulting from a slowing global economy, we believe that over the long-term, world-wide demand will continue to increase, resulting in favorable long-term investment opportunities in the Renewable Energy Sector.

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Strong financial performance of U.S. publicly-traded agribusinesses. According to Standard & Poors, average earnings growth for the S&P 500 fertilizers and agricultural chemicals, construction and farm machinery, and agricultural products industries was 36% annually during the three-year period ended September 30, 2008. This compares to no earnings growth annually for the S&P 500 Index over the same period. Although companies in nearly every sector of the economy have recently experienced significant declines in market values of their debt and equity securities we believe that the long-term prospects for publicly-traded agribusinesses remain encouraging.

Although we believe that the Renewable Energy Sector is well-positioned for future growth and profitability, certain segments of the Renewable Energy Sector such as biofuels, wind and solar may be negatively affected by the reduction or elimination of certain federal and state tax credits and deductions. In addition, changes to federal and state laws that promote renewable energy investments or provide subsidies to farmers may also limit the future profitability of Renewable Energy Sector companies. Finally, current economic conditions, which have led to a significant drop in agricultural and energy commodity prices and U.S. farm exports, may also reduce the return potential of investing in Renewable Energy Sector companies, at least in the near term. See “Risk Factors” above for a more complete discussion of the risks that our Renewable Energy Sector companies may experience.

Company Opportunities

We believe that the Company has favorable opportunities to invest in the Renewable Energy Sector for the following reasons:

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Underserved financing needs for small- and mid-sized projects. We believe that the Renewable Energy Sector is underserved by existing capital sources, thereby providing an opportunity for other sources of capital to invest on favorable terms. We believe that there is an opportunity to provide financing to smaller scale, privately-owned renewable energy projects and companies that have an attractive return potential but which are not served by traditional capital providers because of their small size.

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Financing opportunities available due to credit market conditions. Recent credit market events have reduced the amount of capital available to finance renewable energy company projects. We believe that these factors have created a niche opportunity for favorable investment returns for the Company to provide capital to companies operating in the Renewable Energy Sector.

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Unrecognized Renewable Energy Sector growth. We believe that investors have underestimated the long-term growth potential of the Renewable Energy Sector. In our view, the global demand for renewable energy sources and agricultural products has increased from a fairly stable growth trajectory to a higher, long-term growth trend.

Competitive Advantages

We believe that we possess the following competitive advantages, which we believe will provide us with access to favorable investment opportunities in the Renewable Energy Sector:

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Provider of alternative long-term capital to Renewable Energy Sector portfolio companies. We believe that the Company’s focus on Renewable Energy Sector companies will provide an attractive alternative to other providers of capital due to our BDC structure, investment strategy, ability to provide ongoing management support and guidance, as well as the long-term nature of our investment objective.

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Experienced management team. WB Capital’s Energy Team has over 25 years of combined investment experience—Mr. Myers has 21 years and Mr. Goody has 6 years of investment experience. In addition, Eiler Capital adds over 30 years of financial and capital market experience to WB Capital’s capabilities. The Adviser provides significant proprietary investment research capabilities and has managed equity and fixed-income accounts since 1983. The Adviser has considerable experience managing equity portfolios of small-, mid-, and large-capitalization publicly-traded securities. WB Capital utilizes a disciplined investment process and investment policies which are designed to provide a framework to identify, research, structure and negotiate private and public company investments.

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Diverse industry knowledge. Our Board, Sponsor, Adviser and Eiler Capital have extensive knowledge and experience in the Renewable Energy Sector. We believe this combined knowledge base, industry credibility and industry contacts will provide an advantage over other capital providers in sourcing and making our investments in the Renewable Energy Sector.

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Geographic proximity to a large concentration of Renewable Energy Sector companies. Our Adviser and Eiler Capital have an extensive network of contacts in the Renewable Energy Sector, including management teams, boards of directors and renewable energy project developers, and are aided by their location in West Des Moines, Iowa. We believe that the Adviser’s geographic proximity to Renewable Energy Sector participants and projects (especially biofuel and wind projects, along with agribusinesses), industry contacts, and its affiliation with Eiler Capital, will provide the Company with greater access to a larger number of higher-quality private investments in the Renewable Energy Sector.

See “Investment Objective and Policies” in our SAI.

Portfolio Company Investment Characteristics

We will seek investments in portfolio companies which generally have the following characteristics:

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Quality management team. The Adviser believes that a company should have an experienced management team with a focus on operating efficiency, risk controls and new technology. In addition, the Adviser will evaluate management’s plans concerning resource and capital allocation and their adaptability to changing business conditions. The Adviser also believes that portfolio companies should have the proper incentives in place to induce portfolio company management to succeed and to act in concert with the Company’s interests as an investor.

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Stable operating cash flows. Many companies operating in the Renewable Energy Sector are sensitive to commodity price inputs. Therefore, we will seek portfolio companies that employ hedging strategies and strict financial controls, and continually improve operating efficiency, to decrease year-to-year cash flow volatility.

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History of improving operating efficiency. The Adviser targets management teams that consistently improve their cash flow of operations through improved operating efficiency, asset utilization or asset disposition. In the Renewable Energy Sector, we favor companies that are the low-cost provider, the most aggressive risk managers through feedstock procurement and end-product marketing, and which have a clear long-term operating strategy that differentiates them from the competition.

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Growth potential and valuation. The Adviser believes that growth of operating cash flow and proper investment valuation are essential to successful investing, especially with respect to publicly-traded companies.

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Ability to build strategic business relationships. The Company will focus on portfolio companies that are able to initiate and develop partnerships that allow them to improve operating returns and better control their portion of the value chain. The Adviser believes there are multiple opportunities for biofuel refiners to better control the retail marketplace and decrease their reliance on the traditional marketers of transportation fuel.

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Exit strategy. The Adviser will seek investment opportunities with prospective portfolio companies that value the opportunity to monetize their economic value. The Adviser believes this is especially important with respect to our private investments because it could provide opportunities to realize capital gains and improve returns to our stockholders when we are able to employ equity conversion features in such investments.

Investment Overview

We will seek investments with a high level of current income which we intend to generate by investing primarily in senior, subordinated, junior and mezzanine debt securities with equity or equity-like characteristics, which comprise the majority of the Target Investment Securities. We will also seek capital appreciation by investing to a lesser extent in warrants and other equity securities comprising the remainder of the Target Investment Securities, as well as publicly-traded debt and equity securities. Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers, if any, to structure an investment. The following are the types of securities in which we will primarily invest:

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Senior notes. We will seek to invest in senior and government-guaranteed notes, which are typically secured with the portfolio company’s assets and cash flows. Borrowers often use these loans for a substantial portion of new project construction and start-up costs.

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Senior construction and term loans. We will seek to invest in senior private company construction and term loans. These loans are typically secured with the portfolio company’s assets and cash flows. Borrowers typically use these loans for a substantial portion of their project construction and start-up costs.

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Mezzanine notes. We will seek to invest in mezzanine notes, which may contain equity conversion terms. The rights of holders of these obligations are subordinated to the rights of holders of senior debt with respect to their right to receive interest and principal payments from the borrower. Mezzanine notes permit lenders to obtain a higher rate of interest and added return potential through the use of equity, warrants or stock options.

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Junior subordinated notes. We will seek to invest in promissory notes issued by companies operating in the Renewable Energy Sector which are subordinated to other debt. The rights of holders of junior subordinated notes are subordinated to the rights of holders of senior debt with respect to their right to receive interest and principal payments from the borrower, which permits the lenders to obtain a higher rate of interest.

Investment Selection Process

Initial Screening

In addition to its ongoing analysis of the current and future conditions of the Renewable Energy Sector, the Adviser maintains a database of financial information on approximately ten privately-held U.S. biofuel producers. WB Capital, with the assistance of Eiler Capital, will employ this financial information as well as their knowledge of other companies operating in the Renewable Energy Sector to selectively narrow the universe of prospective Company investment opportunities. The Adviser will also use its full array of equity and fixed-income investment research tools and systems, as well as other publicly-available information, to evaluate publicly-traded companies operating in the Renewable Energy Sector.

Private Investments—Company Fundamental Analysis

Once the Adviser’s Energy Team determines that a private investment opportunity merits pursuit, the Adviser will engage in an extensive due diligence process. This process will involve the following steps, among others:

•	Extensive contact with the management team, focusing on its competitive business strengths, risk control strategies, and future asset monetization or exit strategies;

•	Analysis of industry competition, with a focus on operating efficiency;

•	Site analysis, concentrating on (i) feedstock availability and available transportation infrastructure for electricity and marketing for biofuels, and (ii) wind evaluation data for wind energy;

•	Analysis of regulatory and environmental restrictions or concerns;

•	Review of hedging strategies and product marketing plans;

•	Review of historical financial results and original management projections;

•	Review of contractual arrangements with business partners and vendors;

•	Analysis of the company’s assets, debt obligations and any other liens on assets;

•	Review of financial, accounting and operating systems;

•	Review of organizational documents;

•	Evaluation of future capital expenditures needs including return on investment analysis of planned projects; and

•	Development of pro forma financial projections.

Target Investment Securities—Company Valuation Analysis

A critical component of the prospective portfolio company selection process and investment recommendation is a detailed valuation analysis to determine the Adviser’s estimate of the company’s fair market value, with which Eiler Capital will assist the Adviser. The Adviser’s valuation estimate will be determined by an appraisal of current and future cash flow projections which include an appropriate cash flow from operations multiple, an analysis of any recent comparable company transactions, consideration of the potential for any accretive or value enhancing mergers, a present value estimate of the liquidation value using conservative projections, and management’s plans regarding possible transactions and the probability of obtaining any required lender and/or investor approvals of the same.

Target Investment Securities —Investment Decisions

Each investment decision respecting our Target Investment Securities will require the consensus of all three members of the Adviser’s Energy Team, which will have responsibility for the negotiation and structuring of our investments. Under its arrangement with WB Capital, Eiler Capital will assist the Energy Team with structuring our investments.

Public Investments—Company Fundamental Analysis

The Adviser’s Energy Team plans to utilize WB Capital’s fundamental equity analysis and selection process with respect to our investments in publicly-traded companies. That process consists of three components: identifying potential investments, analyzing the fundamental attractiveness of those potential investments, and identifying a clear upside valuation target supported by a fundamental equity analysis that meets the Company’s rate of return targets given the expected fundamental risk. These three components include the following steps:

•	Extensive screening of publicly-traded Renewable Energy Sector companies for the following fundamental characteristics:

•	P/E ratios

•	Earnings growth rates

•	Price/operating cash flow ratios

•	Dividend yield

•	Debt/equity ratios

•	Debt/total capitalization ratios

•	Return on equity ratios

•	Return on assets ratios

•	Extensive fundamental analysis focusing on industry competition, operating efficiency, asset utilization, management execution, and other relevant fundamental variables; and

•	A valuation analysis based on expected future operating cash flow and returns of operating assets.

Public Investments—Investment Decisions

Both our public investments and any temporary investments, such as those in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, may be made by any member of our Adviser’s Energy Team.

Portfolio Company Investment Structuring

With respect to our Target Investment Securities, once we have determined that a prospective investment meets our criteria, we will work with the portfolio company’s management and its capital providers to structure the transaction in a way that provides us the greatest opportunity to maximize our return on our investment, while providing appropriate incentives to the company’s management. When structuring our investment, we will take a number of factors into consideration, including an assessment of existing debt covenants, equity transfer or sale restrictions, dilution restrictions, and other voting rights or transaction restrictions. We will then work with management and/or other lenders to determine the appropriate portfolio company valuation targets, the terms of our senior, asset-backed or subordinated debt, and to value security convertibility features.

Risk Management

With respect to our private investments, while we will seek to provide portfolio company management as much flexibility as possible in managing their business, we will seek to limit the downside risk of our investments by:

•	making investments with an expected total return (including both interest and potential equity appreciation) that we believe compensates us for the credit risk of the investment;

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	limiting the number of portfolio investments that are controlled by one management team to three or less;

•	incorporating put rights and call protections into the investment structure where possible; and

•	diversification between the different industries within the Renewable Energy Sector.

Potential Exit Strategies

With respect to our Target Investment Securities, we generally expect to hold most of our subordinated and mezzanine debt investments until maturity or repayment. We may, however, if circumstances are favorable, sell our investments earlier if a liquidity event occurs, such as the sale or recapitalization of a portfolio company or, in the case of an equity investment in a company, its initial public offering. Occasionally and when terms are favorable, we may also sell some or all of our subordinated debt, mezzanine debt or equity interests in a portfolio company to a third party, such as an existing investor in the portfolio company, through a privately negotiated transaction. Finally, we may attempt to securitize some of our debt securities, and such loans would be transferred to a securitization vehicle.

Ongoing Portfolio Company Monitoring

WB Capital will closely monitor each investment the Company makes and with respect to our Target Investment Securities, maintain a regular dialogue with both the portfolio companies’ management teams and any other significant stakeholders to determine progress relative to meeting the company’s business plan and to assess the appropriate strategic and tactical courses of action for the company. In addition, Energy Team members may participate in portfolio company board meetings or serve as portfolio company directors, and will monitor portfolio company performance through quarterly valuation procedures discussed elsewhere in this Prospectus.

Managerial Assistance

WB Capital’s Energy Team will make available, and will provide upon request, significant managerial assistance to our privately-held portfolio companies. This assistance may involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising the management teams of our portfolio companies, assisting in the formulation of their strategic plans, and providing other operational, organizational and financial consultation. Involvement with each portfolio company will vary, depending on the extent to which a company accepts our offer to provide managerial assistance.

Investment Valuation

General Valuation Policy

Using procedures established by our Board of Directors, we will value each investment as it is approved for investment in the Company and then perform follow up valuation for each portfolio company investment on a quarterly basis. We will carry our investments at fair value determined and approved in good faith by our Board of Directors. Securities that are publicly-traded are valued at the closing price of the exchange or securities market on which they are listed or traded on the valuation date. Securities that are not traded on a securities exchange, but for which a market exists and that have been rated by a nationally recognized statistical rating organization, are valued at the indicative bid price offered by nationally recognized agents on the valuation date.

Valuation Process

Company investments in non-liquid private companies will be valued in accordance with U.S. generally accepted accounting principles and will rely on multiple valuation techniques, reviewed on a quarterly basis by our Board of Directors. The Company will undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments, as follows:

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Our quarterly valuation process will begin with each portfolio company or investment being initially valued by WB Capital’s Energy Team. As part of this process, materials will be prepared containing its supporting analysis;

•	The Investment / Valuation Committee of our Board will assess the valuation, and our Board will ultimately and solely determine the fair value of each investment in our portfolio in good faith; and

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An independent valuation firm engaged by the Board of Directors, Duff & Phelps, LLC (“D&P”), will perform certain limited procedures that we have identified and have requested they perform on a selection of our final portfolio company valuation conclusions as determined by us.

We have retained D&P, an independent valuation firm, to advise our Board of Directors and provide third-party valuation consulting services which will consist of certain limited procedures that we will identify and request them to perform. Upon completion of such limited procedures, D&P will review the fair value, as determined by us, of those investments subjected to their limited procedures, and make a determination as to whether the fair value, as determined by us, does or does not appear to be unreasonable. The independent valuation firm’s limited procedures do not and will not involve an audit, review, compilation or any other form of examination or attestation under generally accepted auditing standards. Our Board of Directors is solely and ultimately responsible for determining the fair value of any individual investment or portfolio of investments, nor are the limited procedures performed by D&P intended to be used to determine fair value of any investment or portfolio of investment. The limited procedures performed by D&P are supplementary to the inquiries and procedures that the Board of Directors is required to undertake to determine the fair value of the investments in good faith. Determination of fair values involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to the possible effects of such valuations, and any change in such valuations, on our financial statements.

Staffing

We do not currently have or expect to have any employees. Services necessary for our business will be provided by individuals who are employees of our Adviser, pursuant to the terms of the Advisory Agreement and the Administrative Services Agreement. Each of our executive officers described under “Management” is an employee of our Adviser.

Properties

Our office is located at 1415 28th Street, Suite 200, West Des Moines, Iowa 50266-1461.

Legal Proceedings

Neither we nor our Adviser are currently subject to any material legal proceedings.

NYSE Requirements

The NYSE imposes certain standards upon companies wishing to list their securities on the exchange. Initially, the market value of our Common Stock on the NYSE following this offering must be at least $60,000,000, and our total market capitalization must be at least $75,000,000. Following our initial listing, we will be subject to ongoing market capitalization requirements as well as other NYSE rules respecting corporate governance.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser. Certain employees of our Adviser are responsible for our day-to-day operations. The names, ages and addresses of our Directors and specified executive officers, together with their principal occupations and other affiliations during the past five years, are set forth below under “Management of the Company—Directors and Executive Officers” in the SAI. Each Director and officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Our Board of Directors consists of a majority of Directors who are not “interested persons” (as defined in the 1940 Act) of our Adviser, its affiliates, or the NCGA (the “Independent Directors”). The Directors who are “interested persons” (as defined in the 1940 Act) are referred to as “Interested Directors.” Under our Charter, the Board is divided into three classes. Each class of Directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Advisory Agreement

Pursuant to the Advisory Agreement, our Adviser will, subject to the overall supervision and review of our Board of Directors, provide us with investment research, advice and supervision and will furnish us continuously with an investment program, consistent with our investment objective and policies. Our Adviser will provide, on behalf of the Company, any managerial assistance requested by our portfolio companies. Our Adviser also will determine from time to time what securities we will purchase, what securities will be held or sold, what portions of our assets will be held uninvested as cash or in other liquid assets, subject always to the provisions of the Company’s Charter, Bylaws, and our registration statement under the Securities Act. Our Adviser will maintain books and records with respect to all of our transactions, and will regularly report to our Board of Directors on our investments and performance.

Our Adviser, in accordance with the Advisory Agreement, will also (i) determine the composition of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of our investments; (iii) perform due diligence on prospective portfolio companies; (iv) monitor our investments; and (v) provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Fees received from portfolio companies for either transaction structuring or ongoing managerial assistance will not be paid to the Adviser, but rather will be paid directly to the Company.

Our Adviser’s services to us under the Advisory Agreement will not be exclusive, and our Adviser is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us, so long as our Adviser’s services to us are not impaired by the provision of such services to others, and further provided that WB Capital notifies us prior to being engaged to serve as investment adviser to another fund having a similar investment strategy. Under the Advisory Agreement and to the extent permitted by the 1940 Act, our Adviser will also provide on our behalf significant managerial assistance to portfolio companies to which we are required to provide such assistance under the 1940 Act and who request such assistance from us.

Administration Agreement

Pursuant to the Administration Agreement, our Adviser also furnishes us with office facilities and clerical and administrative services necessary for our operation (other than services provided by our Custodian, dividend and interest paying agent and other service providers). Our Adviser is authorized to enter into agreements with third parties to provide such services on the Adviser’s behalf. Our Adviser will (i) oversee the performance and payment of the fees of our service providers and make such reports and recommendations to the Board of Directors concerning such matters as the parties deem desirable; (ii) perform our fund accounting functions; (iii) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, and stockholder communications, and the preparation of materials and reports for the Board of Directors; (iv) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the Board of Directors; and (v) supervise any other aspect of our administration as may be agreed upon by us and our Adviser. We have agreed, pursuant to the Administration Agreement, to reimburse our Adviser for all out-of-pocket expenses incurred in providing the foregoing services.

Management Fee

Pursuant to the Advisory Agreement, we will pay our Adviser a fee consisting of two components in return for the management services described above: a base management fee and an incentive fee. For a discussion regarding the basis for our Board of Director’s approval of the Advisory Agreement, see “Management of the Company—Advisory Agreement—Board Approval of the Advisory Agreement” in the SAI. This discussion will also be available in our annual report to stockholders. The Adviser may, from time to time, waive or defer all or any part of the compensation described below.

From the date we receive the proceeds of our initial offering and continuing for a period of six months, the Adviser’s base management fee will consist of 1.5% per annum of our total assets, less the proceeds of our initial public offering which are not invested in accordance with our investment objective, but not including assets derived from borrowings, which assets, including assets attributable to investments made with proceeds attributable to borrowings, would be accounted for separately for management fee calculation purposes; provided that the base management fee with regard to publicly-held equity securities will be 1.0% of our total assets during this period. During this period, the base management fee will be payable each month in arrears and will be calculated based on the value of our assets as of the end of the month. After this six-month period, the Adviser’s base management fee will consist of 1.5% per annum of our total assets, including investments made with the proceeds of borrowings, but less any cash or cash equivalents resulting from borrowings which are not invested in accordance with our investment objective; provided that the base management fee with regard to publicly-held equity securities will be 1.0% of our total assets during this period. We consider defensive investments as being included in our investment objective, and investments in cash or cash equivalents as not being included in our investment objective. During this period and beginning at the end of the first full quarter following our initial six months, the base management fee will be calculated as of the end of each quarter and paid quarterly in arrears within thirty (30) days of the end of each calendar quarter. Because the base management fee will be based upon the value of our assets on a quarterly basis, as opposed to monthly, if our assets increase throughout a quarter, the management fee would be higher than if we calculated the base management fee on a monthly basis.

The Adviser will also receive an incentive fee consisting of two parts: the “Investment Income Fee” and the “Capital Gains Fee.”

The Investment Income Fee equals the amount of 20% of our Pre-Incentive Fee Net Investment Income for a quarter which exceeds a quarterly hurdle rate of 2.0% (8% annualized) of our Net Managed Assets (our total assets, less any indebtedness). “Pre-Incentive Fee Net Investment Income” means interest income, dividend income, and any other income (including accrued income that we have not yet received in cash, any fees such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that we are entitled to receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for such quarter (including the base management fee, expenses payable, interest and tax expense, and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fee). The Investment Income Fee will be calculated and payable quarterly in arrears within thirty (30) days of the end of each calendar quarter, with the fee first accruing upon the first anniversary of our commencement of operations.

The payment of the Investment Income Fee portion of the incentive compensation on a quarterly basis may lead our Adviser to accelerate or defer interest payable by our portfolio companies in a manner that could result in fluctuations in the timing and amount of distributions.

The Capital Gains Fee equals 20% of (i) (a) our net realized capital gain (realized capital gains less realized capital losses) on a cumulative basis from the commencement of operations to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of any Capital Gains Fee paid in all prior fiscal years. For these purposes, realized capital gains on a security will be calculated as the excess of the net amount realized from the sale or other disposition of such security over the original cost for the security. Realized capital losses on a security will be calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the original cost of such security. Unrealized capital depreciation on a security will be calculated as the amount by which our original cost of such security exceeds the fair value of such security at the end of a fiscal year. The Capital Gains Fee will be calculated and payable annually within thirty (30) days of the end of each calendar year.

Please refer to “Management of the Company—Advisory Agreement—Advisory Fees” in the SAI for examples of how the incentive fees are calculated.

License Agreement

We have also entered into the NCGA Agreement, under which the NCGA has agreed to (i) license the NCGA name and logo to us for use in our business, (ii) provide us ongoing access to NCGA’s proprietary database of agribusiness market research, and (iii) provide and coordinate access to the NCGA membership. We will pay NCGA a royalty fee of $85,000 per year, annually in arrears, for such services. The initial term of the NCGA Agreement is one year from the date the Fund receives proceeds from a public offering, and it will be automatically renewed for additional one-year renewal terms unless either party elects to terminate the agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Advisory and Administrative Agreements

We have entered into the Advisory Agreement with our Adviser, an entity in which certain of our officers also serve as directors and/or officers. Our Adviser’s services under the Advisory Agreement will not be exclusive, and it is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us so long as its services to us are not impaired by the provision of such services to others, and provided that the Adviser notify us prior to being engaged to serve as investment adviser to another fund having a similar investment strategy. In addition, the publicly-traded funds and private accounts managed by our Adviser may make investments similar to investments that we may pursue, especially with respect to our investments in publicly-traded securities. With respect to our private investments, our Adviser does not currently target similar investment opportunities for its other clients. This may change in the future, however. It is thus possible that our Adviser might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. However, our Adviser intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies, so that we will not be disadvantaged in relation to any other client. We have also entered into an Administration Agreement with our Adviser pursuant to which our Adviser will act as our administrator and perform (or oversee or arrange for the performance of) the administrative services necessary for our operation, including, without limitation, providing us with equipment, clerical, bookkeeping and recordkeeping services. For these services, we will pay our Adviser a fee equal to equal to 0.20% of our aggregate average daily managed assets. The Administration Agreement was reviewed and approved by our Board of Directors, including our Independent Directors, on March 27, 2008.

Conflicts of Interest

Our Independent Directors will review any investment decisions that may present potential conflicts of interest among our Adviser and its affiliates and us in accordance with specific procedures and policies adopted by our Board of Directors.

License Agreement

We have entered into the NCGA Agreement, under which the NCGA has agreed to (i) license the NCGA name and logo to us for use in our business, (ii) provide us ongoing access to NCGA’s proprietary database of agribusiness market research, and (iii) provide and coordinate access to the NCGA membership. We will pay NCGA a royalty fee of $85,000 per year, annually in arrears, for such services. The initial term of the NCGA Agreement is one year from the date the Fund receives proceeds from a public offering and it will be automatically renewed for additional one-year renewal terms unless either party elects to terminate the agreement.

Control Persons

As of the date of this Prospectus, both the NCGA and West Bancorporation, Inc. control the Company. The NCGA, organized as an Iowa non-profit corporation and located at 632 Cepi Drive, Chesterfield, Missouri 63005, is the Company’s sponsor and holds 22,500 shares of Common Stock, representing 50% of the issued and outstanding stock of the Company. West, an Iowa corporation located at 1601 22nd Street, West Des Moines, Iowa 50266, and which is the corporate parent of the Company’s investment adviser, also holds 22,500 shares of Common Stock. All of such shares were sold at $14.00 per share, and NCGA and West each contributed $325,000 for their respective shares.

Although the NCGA has sponsored the Company and will permit, under the terms of the NCGA Agreement, the Company to contact its members with respect to a potential investment in the Company, the NCGA is not in any way involved in the offer or sale of shares of our Common Stock offered pursuant to this Prospectus. Furthermore, the NCGA has not passed on the suitability or advisability of an investment in shares of our Common Stock, nor has it passed upon the accuracy or adequacy of any descriptions and disclosures relating to the Company, including this Prospectus. Moreover, all of the Company’s investment decisions will be made solely by the Company through the Adviser.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Company and its stockholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS, possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Company and its stockholders (including stockholders owning large positions in the Company). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Company’s Common Stock.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, RIC, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor (except to the extent discussed below under “U.S. Federal Income Tax Considerations for Non-U.S. Stockholders”). Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Company’s Common Stock are held by U.S. stockholders and that such shares are held as capital assets.

A U.S. stockholder is a beneficial owner of shares of the Company’s Common Stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

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a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. stockholders have the authority to control all of its substantial decisions or the trust have made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of the Company’s Common Stock that is an individual, corporation, trust or estate and is not a U.S. stockholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds the Company’s Common Stock, the tax treatment of a partner in the partnership will generally depends upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding the Company’s Common Stock should consult its tax advisors with respect to the purchase, ownership and disposition of its interest in the Company’s Common Stock.

Intended Election to Be Taxed as a RIC

In its first taxable year beginning after the Company qualifies as a BDC, the Company intends to elect to be treated as, and to qualify each year thereafter for special tax treatment afforded, a RIC under Subchapter M of the Code. As long as the Company meets certain requirements that govern the Company’s source of income, diversification of assets and distribution of earnings to stockholders, the Company will not be subject to a corporate-level U.S. federal income tax on any income or capital gains distributed (or treated as distributed, as described below) in a timely manner to its stockholders as dividends. In addition, by the end of the Company’s first taxable year as a RIC, it also must eliminate any earnings and profits accumulated while it was taxable as a general business corporation. The Company intends to accomplish this by paying its stockholders one or more cash dividends representing substantially all of its accumulated earnings and profits, if any, for the period from the Company’s inception through the date on which the intended RIC election becomes effective. The amount of these dividends will be based on a number of factors, including the Company’s results of operations through the date on which the intended RIC election becomes effective. The Company will need to manage its cash or have access to cash to enable it to pay such dividend or dividends. Any dividend of accumulated earnings and profits would be taxable to U.S. stockholders in the same manner described below under “Taxation for U.S. Stockholders.” These dividends, if any, would be in addition to the dividends the Company intends to pay of at least 90% of its investment company taxable income to satisfy the annual distribution requirement for a RIC.

The Company anticipates that, on the effective date of the RIC election, it may hold assets (including intangible assets not reflected on the statement of assets and liabilities, such as goodwill) with “built-in gain,” which are assets whose fair market value as of the effective date of the RIC election exceeds their tax basis. In general, a corporation that converts to taxation as a RIC must pay corporate-level federal income tax on any of the net built-in gains it recognizes during the 10-year period beginning on the effective date of its election to be treated as a RIC. Alternatively, the corporation may elect to recognize all of its built-in gain at the time of its conversion and pay such tax on the built-in gain at that time. The Company may or may not make this election. If it does make this election, the Company will mark its portfolio to market at the time of the intended RIC election, pay corporate-level federal income tax on any resulting taxable income, and distribute resulting earnings at that time or before the end of the first taxable year in which the Company qualifies as a RIC. If the Company does not make this election, it will pay such corporate-level federal income tax as is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are actually sold in taxable transactions). The amount of this tax will vary depending on the assets that are actually sold by the Company in this 10-year period, the actual amount of the net built-in gain or loss present in those assets as of the effective date of the RIC election and effective tax rates. Recognized built-in gains that are ordinary in character and the excess of short-term capital gains over long-term capital losses will be included in the Company’s investment company taxable income, and generally the Company must distribute annually at least 90% of any such amounts (net of corporate taxes paid on those gains) in order to be eligible for RIC tax treatment. Any such amount distributed will be taxable to the stockholders as ordinary income. Built-in gains (net of taxes) that are recognized within the 10-year period and that are long term capital gains will also be distributed (or deemed distributed) annually to the stockholders. Any such amount distributed (or deemed distributed) will be taxable to the stockholders as capital gains.

Taxation as a RIC

The Company will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Company must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Code §7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Company in the same manner as realized by the partnership or trust. Equity securities issued by certain non-traded pass-through entities in which the Company may invest might not produce qualifying income for purposes of the 90% gross income test. As a result, the Company may form one or more wholly owned taxable subsidiaries to make and hold equity securities issued by certain non-traded pass-through entities. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the non-traded pass-through entities, reduced by income taxes paid by such subsidiaries.

With respect to the asset-diversification requirement, the Company must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Company’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Company’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Company’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Company and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships. The Company may form one or more wholly owned taxable subsidiaries to make and hold investments in accordance with its investment objectives, and such taxable subsidiaries may in turn hold equity securities issued by certain non-traded pass-through entities. Although the Company intends that any investment in such taxable subsidiaries and non-traded pass-through entities will be within the 25% limit described above, it is possible that the IRS will not respect the Company’s determinations that certain taxable subsidiaries and non-traded pass-through entities are not engaged in the same or similar trades or businesses or related trades or businesses. If any such controlled entities are determined to be engaged in the same, similar or related trades or businesses, the Company’s ownership in them would be aggregated, possibly causing a failure to qualify the 25% limit described above.

If the Company qualifies as a RIC and distributes to its stockholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Company will be relieved of U.S. federal income tax on any income of the Company, including long-term capital gains, distributed to stockholders. However, any ordinary income or capital gain retained by the Company will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%). The Company intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Company will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the 1-year period ending on October 31 in that calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Company’s ordinary income (computed on a calendar year basis), (ii) 98% of the Company’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which we paid no Federal income tax in preceding years. The Company generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Company may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Company must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Company in the same taxable year. Because any original issue discount accrued will be included in the Company’s “investment company taxable income” (discussed below) for the year of accrual, the Company may be required to make a distribution to its stockholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

Gain or loss realized by the Company from the sale or exchange of warrants acquired by the Company as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Company held a particular warrant. Upon the exercise of a warrant acquired by the Company, the Company’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Company will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC

If the Company is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Company’s stockholders of such income and gain will not be deductible by the Company in computing its taxable income. In such event, the Company’s distributions, to the extent derived from the Company’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate stockholders, and non-corporate stockholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Company’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholders’ tax basis in the Common Stock, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Company would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Company failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Company would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Company failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Company made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Stockholders

Distributions paid to U.S. stockholders by the Company from its investment company taxable income (which is, generally, the Company’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. stockholders as ordinary income to the extent of the Company’s earnings and profits, whether paid in cash or reinvested in additional Common Stock through the Company’s dividend reinvestment plan (discussed below). Such distributions (if designated by the Company) may qualify (i) for the dividends received deduction in the case of corporate stockholders under Section 243 of the Code to the extent that the Company’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or REITs or (ii) in the case of individual stockholders for taxable years beginning on or prior to December 31, 2010, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Code (which provided for a minimum 15% rate) to the extent that the Company receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. stockholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such stockholder but retained by the Company, are taxable to such stockholder as long-term capital gain if they have been properly designated by the Company, regardless of the length of time such stockholder owned the Common Stock. The maximum tax rate on capital gain dividends received by individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2011. Distributions in excess of the Company’s earnings and profits will be treated by the U.S. stockholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. stockholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. stockholder (assuming the shares are held as a capital asset). Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; beginning in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) would be taxed as ordinary income. Generally, not later than 60 days after the close of its taxable year, the Company will provide the stockholders with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, the Company will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Company and the stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, the Company intends in general to apportion these items in the same proportion that dividends paid to each stockholder bear to the Company’s taxable income (determined without regard to the dividends paid deduction), unless the Company determines that a different method for a particular item is warranted under the circumstances.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Company may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Company makes such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Company in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. stockholders on December 31 of the year in which the dividend was declared.

Under the Company’s Plan, if a U.S. stockholder owns Common Stock in his own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of Common Stock unless the U.S. stockholder opts out of the Plan by delivering a written notice to the dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan” in the SAI. The U.S. stockholder will have an adjusted basis in the additional Common Stock purchased through the Plan equal to the amount of the taxable distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

A U.S. stockholder may elect not to have all dividends and distributions automatically reinvested in shares of Common Stock of the Company pursuant to the Plan. If a U.S. stockholder elects not to participate in the Plan, such stockholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable, as discussed above, regardless of whether a stockholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Company.

If a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in shares acquired on behalf of the stockholder in open-market purchases, for U.S. federal income tax purposes, the stockholder will be treated as having received a taxable distribution in the amount of the cash dividend that the stockholder would have received if the stockholder had elected to receive cash. If a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Company, the stockholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the stockholder receives.

The Company intends to distribute all realized capital gains, if any, at least annually. If, however, the Company were to retain any net capital gain, the Company may designate the retained amount as undistributed capital gains in a notice to stockholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Company on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a stockholder of the Company will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the stockholder’s gross income and the tax deemed paid by the stockholders.

Sales and other dispositions of the Company’s Common Stock generally are taxable events. U.S. stockholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the Company’s Common Stock is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Company will generally result in capital gain or loss to the stockholder equal to the difference between the amount realized and his adjusted tax basis in the Common Stock sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Common Stock held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such stockholder with respect to such shares. A loss realized on a sale or exchange of shares of the Company generally will be disallowed if other substantially identical Common Stock is acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

The Company is required in certain circumstances to backup withhold at a current rate of 28% on taxable distributions and certain other payments paid to non-corporate holders of the Company’s shares who do not furnish the Company with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of Common Stock of $2 million or more for a noncorporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. Federal Income Tax Considerations for Non-U.S. Stockholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. stockholder. This summary does not purport to be a complete description of the income tax considerations for a Non-U.S stockholder. For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax.

As indicated above, the Company intends to elect to be treated as a RIC for U.S. Federal income tax purposes. As a RIC, distributions of the Company’s “investment company taxable income” to Non-U.S. Stockholders will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Company’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the Non-U.S. stockholder, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In the case that the income is treated as effectively connected with a U.S. trade or business, the Company will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Assuming that the Company’s dividend income is not treated as effectively connected to a U.S. trade or business of the Non-U.S. stockholder, properly designated “interest-related dividends” and “short-term capital gain dividends” paid to the Company’s Non-U.S. stockholders with respect to taxable years beginning on or after January 1, 2005 and ending on or before December 31, 2009, will not be subject to withholding of U.S. federal income tax if the requirements below are satisfied. The amount of “interest-related dividends” that the Company may pay each year is limited to the amount of “qualified interest income” that the Company receives during that year, less the amount of expenses properly allocable to such interest income. “Qualified interest income” includes, among other items, interest paid on debt obligations of a U.S. issuer, interest paid on deposits with U.S. banks and any “interest-related dividends” from another RIC. The exemption from withholding tax on “interest-related dividends”, however, does not apply to distributions to a Non-U.S. stockholder (i) that has not complied with applicable certification requirements, (ii) of interest on an obligation issued by the Non-U.S. stockholder or by an issuer of which the Non-U.S. stockholder is a 10% stockholder, (iii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iv) of interest paid by a person that is a related person of the Non-U.S. stockholder and the Non-U.S. stockholder is a controlled foreign corporation. The amount of “short-term capital gain dividends” that the Company may pay each year generally is limited to the excess of the Company’s net short-term capital gains over its net long-term capital losses, without any reduction for expenses allocable to such gains. The exemption from U.S. tax on “short-term capital gain dividends”, however, does not apply with respect to an individual Non-U.S. stockholder who is present in the United States for 183 days or more during the taxable year of the distribution. If the Company’s income for a taxable year includes “qualified interest income” or “net short-term capital gains,” the Company intends to designate dividends as “interest-related dividends” or “short-term capital gain dividends” by written notice mailed to Non-U.S. stockholders not later than 60 days after the close of its taxable year.

Actual or deemed distributions of the Company’s net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of the Company’s Common Stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (i) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (ii) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

If the Company distributes its net capital gains in the form of deemed rather than actual distributions (which the Company may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax the Company pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of the Common Stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).

Under the Company’s Plan, a Non-U.S. stockholder who holds the Common Stock in his own name will have all of his cash distribution automatically reinvested in additional shares of the Company’s Common Stock unless the Non-U.S. stockholder opts out of the Plan by delivering a written notice to the dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan” in the SAI. If the distribution is a distribution of the Company’s investment company taxable income, and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if a treaty applies, it is not attributable to a permanent establishment), the amount distributed (to the extent of the Company’s current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in the Common Stock of the Company. If the distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment, generally the fully amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides the Company or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the Common Stock.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Company and its stockholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

REGULATION

Upon the effectiveness of our registration statement, of which this Prospectus is a part, we will have elected to be regulated as a BDC under the 1940 Act and accordingly will be subject to the regulations and restrictions described below. A BDC is a unique kind of investment company that primarily focuses on investing in or lending to private companies and providing managerial assistance to them. A BDC generally provides stockholders with the ability to retain the liquidity of a publicly traded security, while sharing in the possible benefits of investing in privately-held or thinly traded public and privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their directors and officers and principal underwriters and certain other related persons, and the 1940 Act requires that a majority of our Board consist of Independent Directors.

Qualifying Assets

Under the 1940 Act, we may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. Generally speaking, these assets will comprise our “Target Investment Securities,” and the principal categories of qualifying assets relevant to our proposed business are the following:

•

Securities purchased in transactions not involving any public offering from the issuer of the securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company. An “eligible portfolio company” is defined in the 1940 Act as any issuer that:

•	is organized under the laws of, and has its principal place of business in, the United States; and

•

is not an investment company (other than a Small Business Investment Company (“SBIC”) wholly-owned by the BDC) or a company that would be an investment company but for certain exceptions under the 1940 Act; and

•	satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company;

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or

•

does not have any class of securities listed on a national securities exchange; except that an eligible portfolio company may have a class of securities listed on a national securities exchange, so long as its market capitalization—computed by use of the price at which the issuer’s common equity was last sold, or the average price of the bid and asked prices of such common equity, in the principal market for such common equity as of a date within 60 days prior to the date of acquisition by the BDC—is below $250,000,000.

•	Securities of any eligible portfolio company that we control.

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization.

•

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for, or distributed on or with respect to, securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

•

Securities purchased in transactions not involving any public offering from an issuer, or from any person who is an officer or employee of the issuer, if (A) the issuer (i) is organized under the laws of, and has its principal place of business in, the United States, (ii) is not an investment company (other than a SBIC wholly-owned by the BDC) or a company that would not be an investment company but for certain exceptions under the 1940 Act), and (iii) is not an eligible portfolio company because it has a class of securities listed on a national securities exchange, and (B) at the time of such purchase, we own at least (i) 50% of the greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities and 50% of the greatest amount of debt securities of such issuer held by us at any point in time during the period when such issuer was an eligible portfolio company, and (ii) we are one of the 20 largest holders of record of such issuer’s outstanding voting securities.

We may invest up to 30% of our total assets in assets that are non-qualifying assets and are not subject to the limitations referenced above. These investments may include, among other things, investments in high-yield bonds, bridge loans, distressed debt, commercial loans, private equity, securities of public companies or secondary market purchases of otherwise qualifying assets (however, we do not intend to invest more than 10% in publicly-held equity securities). If the value of non-qualifying assets should at any time exceed 30% of our total assets, we will be precluded from acquiring any additional non-qualifying assets until such time as the value of our qualifying assets again equals at least 70% of our total assets. See “Risk Factors — Risks Related to Our Operations — If our investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan.”

Significant Managerial Assistance

Under the 1940 Act, a BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) “significant managerial assistance,” as defined in the 1940 Act. Making available significant managerial assistance means, among other things, any arrangement whereby a BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring or portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers, or other organizational or financial guidance. We anticipate offering to provide significant managerial assistance to each of our private investment portfolio companies. In addition, we may in the future charge for providing such managerial assistance.

Temporary Investments

Pending investments in other types of qualifying assets, as described above, a BDC’s investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. There is no other percentage restriction on the proportion of our assets that may be so invested.

Determination of Net Asset Value

The net asset value per share of our outstanding Common Stock will be determined quarterly, as soon as practicable after, and as of the end of, each fiscal quarter. The net asset value per Common Share will be equal to the value of our total assets minus total liabilities and any preferred securities outstanding, divided by the total number of shares of Common Stock outstanding at the date as of which such determination is made. Fair value will be determined in good faith by our Board of Directors pursuant to a valuation policy. See “The Company—Investment Valuation—Valuation Process” below, and “Determination of Net Asset Value” in the SAI.

Senior Securities (Leverage); Coverage Ratio

We are permitted, only under specified conditions, to issue multiple classes of indebtedness and one class of securities senior to our Common Stock if our asset coverage, as defined in the 1940 Act, is equal to at least 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. For a discussion of the risks associated with any issuance of debt or senior securities, which is referred to as “leverage,” see “Risk Factors — Risks Related to Our Operations.”

Derivative Securities

The 1940 Act limits the amount of derivative securities that we may issue and the terms of such securities. We do not have, and do not anticipate having, outstanding derivative securities relating to our Common Stock.

Code of Ethics

We and our Adviser are each required to maintain a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the Codes of Ethics.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as required by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to employees of our Adviser who have a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Compliance Policies and Procedures

We have written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for adequacy and effective implementation and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Vera Lichtenberger, the Chief Compliance Officer of WB Capital, has been appointed by our Board of Directors to serve as our Chief Compliance Officer.

Securities Exchange Act Compliance

Upon the effectiveness of our registration statement of which this Prospectus is a part and the listing of our Common Stock on the NYSE, we will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, beginning with our annual report for our 2009 fiscal year, we will be subject to the provisions of SOX requiring reports on Section 404 internal controls over financial reporting.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

pursuant to Rule 13a-15 of the Exchange Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

SOX requires us to review our current policies and procedures to determine whether we comply with SOX and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under SOX and will take actions necessary to ensure that we so comply.

Withdrawal

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC, unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act. The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy, or (ii) 50% of our voting securities.

Other

We will be subject to periodic examination by the SEC for compliance with the 1940 Act. We will, as required by the 1940 Act, maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. We will not protect any Director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

DESCRIPTION OF CAPITAL STOCK

We are authorized to issue up to 50,000,000 shares of common stock, $.001 par value per share, and up to 10,000,000 shares of preferred stock, $.001 par value per share. As of December 31, 2008, we had 45,000 shares of Common Stock issued and outstanding. Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. In addition, our Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued Common Stock and preferred stock into other classes or series of stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption for each class or series. Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control that might otherwise be in our stockholders’ best interests. Under Maryland law, our stockholders generally are not liable for our debts or obligations.

The following table provides information about our outstanding capital stock as of December 31, 2008:

Title of Class	Amount Authorized	Amount Held by the Company or for its Account	Amount Outstanding
Common Stock	50,000,000	0	45,000
Preferred Stock	10,000,000	0	0

Common Stock

All shares of Common Stock offered by this Prospectus will be duly authorized, fully paid and nonassessable. Our stockholders are entitled to receive dividends if and when authorized by our Board of Directors and declared by us out of assets legally available for the payment of dividends. Our stockholders are also entitled to share ratably in the assets legally available for distribution to our stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities. These rights are subject to the preferential rights of any other class or series of our capital stock.

In the event that we have preferred shares outstanding, and so long as we remain subject to the 1940 Act, holders of our Common Stock will not be entitled to receive any net income of or other distributions from us unless all accumulated dividends on preferred stock have been paid and the asset coverage (as defined in the 1940 Act) with respect to preferred shares and any outstanding debt is at least 200% after giving effect to such distributions.

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of our stockholders, including the election of Directors. The presence in person or by proxy of the holders of shares of our stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of our stockholders. Our Charter provides that, except as otherwise provided in our Bylaws, each Director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. Our Bylaws provide that each Director shall be elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of Directors. Consequently, at each annual meeting of our stockholders, the holders of a majority of the outstanding shares of capital stock entitled to vote will be able to elect all of the successors of the class of Directors whose terms expire at that meeting. Pursuant to our Charter and Bylaws, our Board of Directors may amend the Bylaws to alter the vote required to elect Directors.

Holders of our Common Stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All of our Common Stock have equal dividend, liquidation and other rights.

If we offer additional shares of Common Stock, the offering will require approval of our Board of Directors and, so long as we remain subject to the 1940 Act, the offering will be subject to the requirement that shares may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances, including in connection with an offering to our existing stockholders.

Preferred Stock

We may, but are not required to, issue preferred stock in our first year of operations. As long as we remain subject to the 1940 Act at the time of a preferred stock offering, we will be subject to the 1940 Act restriction that currently limits the aggregate liquidation preference of all outstanding preferred stock to 50% of the value of our total assets less our liabilities and indebtedness. We also anticipate the liquidation preference, voting rights and redemption provisions of the preferred stock will be similar to those stated below.

As long as we are subject to the 1940 Act, the holders of any preferred stock, voting separately as a single class, will have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of Common Stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock will have the right to elect a majority of the Directors at any time accumulated dividends on any preferred stock have not been paid for at least two years. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to adopt any plan of reorganization that would adversely affect the preferred stock. See “Certain Provisions of Our Charter and Bylaws and the Maryland General Corporation Law” in the SAI. As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of the outstanding shares of preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of shares of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of shares of the preferred stock, if issued, may provide that (i) they are redeemable in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) we may tender for or repurchase shares of our preferred stock and (iii) we may subsequently resell any shares so tendered for or repurchased by us. Any redemption or purchase of shares of our preferred stock will reduce the leverage applicable to our Common Stock, while any resale of our shares will increase that leverage.

In the event we issue preferred stock, holders of our Common Stock will bear the expenses associated with such issuance, including the offering expenses and periodic dividend payments. Furthermore, because the holders of preferred stock will have rights which are superior to the rights of holders of our Common Stock, the preferred stockholders’ interests will not be necessarily aligned with the interests of the holders of our Common Stock.

The discussion above describes the possible offering of preferred stock. If our Board of Directors determines to proceed with such an offering, the terms of our preferred stock may be the same as, or different from, the terms described above, subject to applicable law and our Charter. Our Board of Directors, without the approval of the holders of our Common Stock, may authorize an offering of preferred stock or may determine not to authorize such an offering, and may fix the terms of our preferred stock to be offered.

The information contained under this heading is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

UNDERWRITING

We intend to offer the Common Stock through the underwriters named below. Stifel, Nicolaus & Company, Incorporated (“Stifel”) is acting as the representative of the underwriters. Subject to the terms and conditions described in an underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from us, the number of shares of Common Stock listed opposite their names below.

Underwriter	Number of Shares
Stifel, Nicolaus & Company, Incorporated

Total	6,750,000

The underwriters have agreed that they must purchase all of the Common Stock sold under the underwriting agreement if they purchase any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ overallotment option described below. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the Common Stock, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Common Stock, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The underwriters’ representative has advised us that the underwriters propose initially to offer the Common Stock to the public at the public offering price on the cover page of this Prospectus and to dealers at that price less a concession not in excess of $             per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $             per share to other dealers. After the public offering, the public offering price, concession and discount may be changed.

The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters assuming both no exercise and full exercise of the underwriters’ overallotment option to purchase up to an additional 1,012,500 shares.

	Per Share	Without Option	With Option
Public offering price	$15.00	$101,250,000	$116,437,500
Sales load (underwriting discount) (1)	$1.05	$7,087,500	$8,150,625
Proceeds, before expenses, to us	$13.95	$94,162,500	$108,286,875

(1)	The underwriters will purchase shares of our Common Stock from the Company at $15.00 per share, less an underwriting discount of 5% of the public offering price for sales to members of the NCGA and affiliated state corn growers associations, and 7% for sales to all other investors. The total amount of the sales load in the table is calculated based upon a 7% sales load, assuming that all of the shares are sold to investors other than members of the NCGA and affiliated state corn growers associations. If we sold all shares of our Common Stock to members of the NCGA and affiliated state corn growers associations, the per share sales load would be $0.75, the total sales load without exercise of the overallotment option would be $5,062,500, and the total sales load with exercise of the overallotment option in full would be $5,821,875.

We estimate that the total expenses of the offering payable by us, not including sales load (underwriting discount) and commissions, will be approximately $1,326,231. This amount includes a financial advisory fee equal to 0.5% of the gross offering proceeds payable to Stifel.

Additional Underwriter Compensation

Under the terms of an engagement letter dated March 17, 2008 between the Company, Stifel and WB Capital (the “Engagement Letter”), the Company and WB Capital agreed to pay, on a joint and several basis and subject to the closing of this offering, to Stifel a financial advisory fee in the amount of 0.5% of the proceeds of this offering, except with respect to proceeds resulting from the sale of shares of our Common Stock to affiliates of the Company or WB Capital. Such fee is a one-time fee and will be paid in consideration of Stifel’s provision of financial advisory services to the Company, which are primarily related to structuring the terms of this offering.

Overallotment Option

We have granted an option to the underwriters to purchase up to 1,012,500 additional shares of Common Stock at the public offering price less the underwriting discount. The underwriters may exercise this option for 30 days from the date of this Prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares of Common Stock proportionate to that underwriter’s initial amount reflected in the above table.

No Sales of Similar Securities

We, our executive officers and directors, our Advisor and our Advisor’s senior investment professionals have agreed, with exceptions, not to sell or transfer any Common Stock for 180 days after the date of this Prospectus without first obtaining the written consent of the representatives. Specifically, we and these other individuals and entities have agreed not to directly or indirectly:

•	offer, pledge, sell or contract to sell any Common Stock;

•	sell any option or contract to purchase any Common Stock;

•	purchase any option or contract to sell any Common Stock;

•	grant any option, right or warrant for the sale of any Common Stock other than pursuant to our contractual requirements under our existing registration rights agreements;

•	lend or otherwise dispose of or transfer any Common Stock;

•	request or demand that we file a registration statement related to the Common Stock; or

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enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any Common Stock whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

The 180-day restricted period will be automatically extended if (i) during the last 17 days of the 180-day restricted period the Company issues an earning release to material news or a material event relating to the Company occurs or (ii) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 180-day restricted period, in which case the restrictions described above will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

This lockup provision applies to Common Stock and to securities convertible into or exchangeable or exercisable for or repayable with Common Stock. It also applies to Common Stock owned now or acquired later by the person executing the agreement or for which the person executing the agreement later acquires the power of disposition.

Listing

We expect that our Common Stock will be listed on the NYSE under the symbol “NRZ.”

Price Stabilization and Short Positions

Until the distribution of the Common Stock is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our Common Stock. However, the underwriters may engage in transactions that stabilize the price of the Common Stock, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in our Common Stock in connection with the offering, i.e., if they sell more shares of Common Stock than are listed on the cover of this Prospectus, the underwriters may reduce that short position by purchasing Common Stock in the open market. Purchases of the shares of Common Stock to stabilize the price or to reduce a short position may cause the price of our Common Stock to be higher than it might be in the absence of such purchases.

Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our Common Stock. In addition, neither we nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Distribution

Stifel, Nicolaus & Company, Incorporated will be facilitating electronic distribution for this offering to certain of its internet subscription customers. Stifel, Nicolaus & Company, Incorporated intends to allocate a limited number of shares for sale to its online brokerage customers. An electronic Prospectus is available on a web site maintained by Stifel, Nicolaus & Company, Incorporated. Other than the Prospectus in electronic format, the information on the website of Stifel, Nicolaus & Company, Incorporated is not part of this Prospectus.

Related Party Transactions and Conflicts of Interest

Stifel has appointed WB Capital as the investment adviser for 14 of its separate accounts having total assets under management of approximately $1.8 million as of December 31, 2008.

Certain of the underwriters and their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business, certain commercial banking, financial advisory, investment banking and other services to our Adviser, WB Capital Management Inc., or its affiliates (collectively, the “WB Affiliates”) or our portfolio companies for which they will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with any of the WB Affiliates or on behalf of a WB Affiliate or any of our portfolio companies.

During the offering period and thereafter, the underwriters or their respective affiliates may trade in our securities. After the offering period, the underwriters and their respective affiliates may also trade in securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to WB Capital or any of our portfolio companies.

We may purchase securities of third parties from some of the underwriters or their respective affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if, among other things, we identified securities that satisfied our investment needs and completed our due diligence review of such securities, in addition to complying with the 1940 Act.

After the date of this Prospectus, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by these underwriters and their respective affiliates in the ordinary course of their business and not in connection with the offering of our Common Stock. In addition, after the offering period for the sale of our Common Stock, the underwriters or their affiliates may develop analyses or opinions related to the WB Affiliates or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding the WB Affiliates to our stockholders.

The principal business address of Stifel, Nicolaus & Company, Incorporated is 501 North Broadway, St. Louis, Missouri 63102.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Capital Square, 400 Locust Street, Suite 740, Des Moines, Iowa 50309, serves as our independent registered public accounting firm. Deloitte & Touche LLP will provide audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

ADMINISTRATOR, CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Pursuant to an Administration Agreement between us and our Adviser, we have engaged our Adviser to perform (or oversee or arrange for the performance of) the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, bookkeeping, fund accounting and recordkeeping services. For these services, we pay our Adviser a fee equal to 0.20% of our aggregate average daily managed assets. The address of the Adviser is 1415 28th Street, Suite 200, West Des Moines, Iowa 50266-1461. Our securities and other assets are held under a custody agreement with             . The transfer agent and registrar for our Common Stock is             , which serves as our dividend paying agent and Plan Agent for our Dividend Reinvestment Plan.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Husch Blackwell Sanders LLP, Omaha, Nebraska. Certain legal matters in connection with the offering will be passed upon for the underwriters by Andrews Kurth LLP, New York, New York. Certain matters of Maryland law will be passed upon by Venable LLP.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Common Stock offered by this Prospectus. The registration statement contains additional information about us and our Common Stock being offered by this Prospectus.

We will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this Prospectus forms a part, and the related exhibits and schedules thereto, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

6,750,000 Shares

National Renewable Energy Investment Fund, Inc.

Common Stock

PROSPECTUS

Stifel Nicolaus

            , 2009

Through and including             , 2009 (the 25th day after the date of this Prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF ADDITIONAL

INFORMATION DATED JANUARY 23, 2009

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

National Renewable Energy Investment Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

            , 2009

National Renewable Energy Investment Fund, Inc., a Maryland corporation (the “Company,” “we” or “us”), is a newly organized, non-diversified, closed-end management investment company.

This Statement of Additional Information (“SAI”), relating to the Company’s Common Stock, does not constitute a prospectus, but should be read in conjunction with the Company’s Prospectus relating thereto dated             , 2009. This SAI does not include all information that a prospective investor should consider before purchasing shares of the Company’s Common Stock, and investors should obtain and read the Company’s Prospectus prior to purchasing shares of the Company’s Common Stock. A copy of the Prospectus may be obtained without charge from the Company by calling (515) 244-5426. You also may obtain a copy of the Company’s Prospectus on the Securities and Exchange Commission’s web site (http://www.sec.gov).

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. The Prospectus and this SAI do not constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made. Capitalized terms not defined herein are used as defined in the Prospectus. This SAI is dated             , 2009.

USE OF PROCEEDS

The net proceeds from the sale of shares of our Common Stock in this offering (assuming the price per share set forth on the front cover of the Prospectus) will be approximately $92 million after deducting both the sales load (underwriting discount) and offering expenses, totaling $1,326,231, paid by us. The amount of the sales load is based upon an underwriting discount of 7% per share. However, the underwriting discount is 5% per share for shares sold to members of the National Corn Growers Association and affiliated state corn growers associations. To the extent we sell shares to members of the National Corn Growers Association and affiliated state corn growers associations, our net proceeds from this offering would be higher, up to a maximum of approximately $94 million.

We will use the net proceeds to fund investments in prospective portfolio companies in accordance with our investment objective and strategies described in the Prospectus and for temporary working capital needs. We anticipate that substantially all of the net proceeds of this offering will be used, as described above, within nine months after consummation of this offering; however, it could take a longer time to invest substantially all of the net proceeds. We have not allocated any portion of the net proceeds of this offering to any particular private investment. Pending such uses and investments, we expect to invest these proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Company’s objective is to provide current income, liquidity, low minimum investment, the ability to indirectly invest in a range of companies within the Renewable Energy Sector, and the opportunity for equity-like returns through capital appreciation. We will primarily invest in senior, mezzanine and junior debt securities and equity securities of privately-held and micro-cap renewable energy sector companies that have revenues of $25 million to $250 million, and to a lesser extent, the securities of publicly-traded companies with market capitalizations up to $250 million, that derive a majority of their revenues from developing and supplying equipment to improve the efficiency of biofuel refining, increasing the economic value of refined biofuels, engaging in biorefining, producing wind and solar energy, and developing other renewable energy sources and emerging alternative fuels. In addition, the Company will invest in companies which derive a majority of their revenues from agribusiness, including companies which provide products or services, biomass feedstocks, or new technologies to aid in renewable energy and alternative fuel production. We will seek to obtain capital appreciation through warrants, or other equity conversion features contained in our debt security investments, which may be converted into equity ownership and sold for additional capital appreciation. Capital appreciation may also come from investments in publicly-held debt and equity securities which appreciate and are sold with capital gains. In limited circumstances where the Adviser determines appropriate, we may also invest in certain instruments, described below, to take advantage of market opportunities.

Investment Policies

Our Board of Directors has adopted the following nonfundamental investment policies:

Under normal circumstances, we intend to invest the following percentages of our total assets in the following types of portfolio companies:

•	up to 100% in securities of companies which operate in the Renewable Energy Sector;

•	up to 75% in securities of companies operating in the biofuel-producing industry;

•	up to 50% in securities of companies operating in the wind energy industry;

•	up to 50% in securities of companies operating in the solar energy industry; and

•	up to 50% in securities of agribusiness companies.

Under normal circumstances and subject to our BDC and RIC limitations, we intend to invest the following percentages of our total assets in the following types of securities:

•	up to 100% in restricted securities purchased directly from issuers, all of which may be illiquid securities;

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up to 90% in debt securities such as senior debt, construction loans, subordinated junior and mezzanine debentures and other non-secured debt, preferred stock, convertible preferred stock or convertible debentures;

•	up to 10% in publicly-held equity securities with a market capitalization up to $250 million; and

•

up to 10% in futures contracts, commercial paper, variable and floating rate securities, U.S. government obligations, low-rated or unrated fixed income securities and other financial instruments for purposes of decreasing portfolio volatility, hedging our downside risk, or maximizing portfolio performance.

The Board of Directors must approve any investment in publicly-held equity securities beyond the 10% limit above or with regard to a publicly-held portfolio company with a market capitalization exceeding $250 million.

Under normal circumstances and subject to RIC and BDC limitations, (i) we will not invest more than 25% of our total assets in the securities of any single issuer, except with respect to other RICs, (ii) we will not purchase more than 3% of the total outstanding stock of any issuer, (iii) we will not invest more than 5% of the value of our total assets in any single issuer, and (iv) we will not invest more than 10% of the value of our assets in securities of other issuers in the aggregate. Under normal circumstances, we do not intend to engage in short sales.

The following are our fundamental investment limitations set forth in their entirety. We may not:

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issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder (the 1940 Act permits, for example, a BDC to issue senior securities, provided its asset coverage is sufficient);

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borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder (the 1940 Act permits, for example, a BDC to borrow money, provided its asset coverage is sufficient);

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make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder (the 1940 Act permits, for example, a BDC to make loans to officers to purchase its securities as part of an executive compensation plan or to companies under common control with the BDC);

•	invest 25% or more of our total assets in any particular industry, except that we will concentrate our assets in the group of industries constituting the Renewable Energy Sector;

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underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities held in our portfolio;

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purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

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purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

As used for the purpose of each nonfundamental investment policy above, the term “total assets” includes assets obtained through leverage. Our Board of Directors may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports). However, any change in the policy of investing at least 80% of our total assets (including assets obtained through anticipated leverage) in the securities of companies operating in the Renewable Energy Sector requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations.

Leverage

Once the proceeds of this offering have been substantially invested in securities that meet our investment objective, we may likely fund continued investment activities through the borrowing of money and the issuance of preferred stock and debt securities which represent the leveraging of our Common Stock. The issuance of additional Common Stock would enable us to increase the aggregate amount of our leverage. Currently, we anticipate potentially using leverage in an amount that will represent approximately 25% of our total assets, including the proceeds of such leverage. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use leverage to the extent permitted by the 1940 Act (50% of total assets for preferred stock and 33.33% of our total assets for debt securities).

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders but at the same time creates special risks that may adversely affect common stockholders. Because our Adviser’s fee is based upon a percentage of our total assets, which includes borrowing proceeds, our Adviser’s fee will be higher when we are leveraged. Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs and risks of our leverage. There can be no assurance that a leveraging strategy, if employed, would be successful during any period in which it is used. The use of leverage involves risks, which can be significant.

We do not anticipate utilizing interest rate transactions for hedging purposes to attempt to reduce the interest rate risk arising from our potential use of leverage.

Certain Other Investments and Techniques

In certain circumstances when our Adviser determines that it is in our best interests, we may invest in a number of investments which do not meet the criteria described elsewhere in our Prospectus or this SAI. In addition, we may also utilize certain investment techniques which vary from our primary investment methods. Our Adviser anticipates that we may invest in these types of investments and utilize these techniques for purposes of taking advantage of market opportunities to maximize portfolio performance. The following are the types of investments and techniques we may so use, and the special risk considerations in connection with such investments and techniques are discussed in our Prospectus under “Risk Factors—Special Investment Risks.”

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Futures Contracts: We may, subject to our BDC and RIC limitations and our investment objective and policies, invest in futures contracts to the extent permitted by the Commodity Futures Trading Commission (“CFTC”) and the SEC and thus, will engage in such transactions solely for bona fide hedging purposes to manage risk associated with various portfolio securities and not for speculative purposes. Such transactions, including stock or bond index futures contracts, act as a hedge to protect the Company from fluctuations in the value of its securities caused by anticipated changes in interest rate or market conditions without necessarily buying or selling the securities. Hedging is a specialized investment technique that entails skills different from other investment management. A stock or bond index futures contract is an agreement in which one party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stock or bonds included in the index) at the close of the last trading day of the contract and the price at which the agreement is originally made. No physical delivery of the underlying stock or bond in the index is contemplated. Similarly, it may be in the best interest of the Company to purchase or sell interest rate futures contracts, which provide for the future delivery of specified securities.

The purchase and sale of futures contracts will not be a primary investment technique of the Company. The Company will not purchase or sell futures contracts (or related options thereon) if, immediately after purchase, the aggregate initial margin deposits and premiums paid by the Company on its open futures positions exceeds 20% of the liquidation value of the Company after taking into account any unrealized profits and unrealized losses on any such futures contracts into which it has entered.

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Commercial Paper: Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. We may, subject to our BDC and RIC limitations and our investment objective and policies, purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by a nationally recognized statistical rating organization (an “NRSRO”). We may also invest in commercial paper that is not rated but is determined by the Adviser under guidelines established by the Board of Directors to be of comparable quality.

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Variable and Floating Rate Securities: We may, subject to our BDC and RIC limitations and our investment objective and policies, acquire variable and floating rate securities. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

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U.S. Government Obligations: We may invest in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, subject to our BDC and RIC limitations and our investment objective and policies. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it were not obligated to do so by law. The Company will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

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Low-Rated and Comparable Unrated Fixed Income Securities: We may invest in below-investment-grade securities of the fifth highest category or, if unrated, found by the Adviser to be of comparable quality. Below-investment-grade securities (or “junk bonds”) include (i) bonds rated below the fourth highest rating category by an NRSRO; and (ii) unrated debt securities of comparable quality. Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

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When-Issued Securities: With respect to our publicly-traded investments, we may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. If we utilize this technique, the Company will generally not pay for such securities or start earning interest on them until they are received. When the Company agrees to purchase securities on a when-issued basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Company may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Company’s commitment. It may be expected that the Company’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Company will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Company’s liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 20% of the value of its total assets.

When the Company engages in when-issued transactions, it will rely on the seller to consummate the trade. Failure of the seller to do so may result in the Company incurring a loss or missing the opportunity to obtain a price considered advantageous. We will engage in when-issued delivery transactions only for the purpose of acquiring portfolio securities consistent with our investment objective and policies, not for investment leverage. Our purchase of when-issued securities will not exceed 20% of our total assets, absent unusual market conditions. We do not intend to purchase when-issued securities for speculative purposes but only in furtherance of our investment objective.

•

Repurchase Agreements: Securities held by the Company may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Company would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which the Adviser deems creditworthy under guidelines approved by our Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by us plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which we may invest directly. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, we would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by us was delayed pending court action. Securities subject to repurchase agreements will be held by our Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Company under the 1940 Act. The Company may not enter into repurchase agreements if, as a result, more than 30% of our net asset value at the time of the transaction would be invested in the aggregate in repurchase agreements maturing in more than seven days and other securities which are not readily marketable.

•

Securities Lending: We may, subject to our BDC and RIC limitations and our investment objective and policies, seek to increase our income by lending the publicly-traded investment securities that we acquire. Such loans would usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the NYSE and would be secured continuously by collateral in cash, cash equivalents, or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Investment of the collateral underlying our securities lending activities will be limited to short-term, liquid debt securities. We would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed three days). During the existence of a loan, we will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Company will not, however, have the right to vote any securities having voting rights during the existence of the loan, but will call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed to be of good standing and when the consideration that could be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 30% of the value of our total assets.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that we bear.

Brokerage Allocation and Other Practices

Subject to policies established by our Adviser and approved by our Board of Directors, we do not expect to execute transactions through any particular broker or dealer, but we will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly on brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser. Certain employees of our Adviser are responsible for our day-to-day operations. The names and ages of our Directors and executive officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each Director and executive officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each Director and executive officer is 1415 28th Street, Suite 200, West Des Moines, Iowa 50266-1461. Our Board of Directors consists of a majority of Directors who are not “interested persons” (as defined in the 1940 Act) of our Adviser or its affiliates (“Independent Directors”). The Directors who are “interested persons” (as defined in the 1940 Act) are referred to as “Interested Directors.” Under our Charter, the Board of Directors is divided into three classes. Each class of Directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively—Class II Directors’ terms expire in 2009, Class III Directors’ terms expire in 2010, and Class I Directors’ terms expire in 2011. At each annual meeting of our stockholders, the successors to the class of Directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Name and Age	Position(s) Held with Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Positions Held
Independent Directors

David W. Miles, 51	Chairman of the Board; Class III Director since 2007	Managing Director, The Miles Group, LLC (since November 2007); Chief Executive Officer (April-October, 2007), Chief Financial Officer (September 2006-April 2007), Countryside Renewable Energy, Inc. (proposed ethanol producer); Executive Vice President, Principal Mutual Funds, January 2005-September 2006; Executive Vice President, Amcore Financial, Inc. (financial services firm), and President and Chief Executive Officer, Amcore Investment Group, N.A. (asset management firm), March 2000-December 2003; Executive Vice President and Chief Operating Officer, Amcore Bank, N.A., April 2001-December 2003; Director (1999-2003) and President (1998-2003), Vintage Mutual Funds (now known as WB Capital Mutual Funds, Inc.); Senior Managing Director and Director (1998-2000), President (1990-1998), Managing Director, Vice President and Secretary (1987-1990), Investors Management Group, Ltd. (investment adviser).	1	None

Ronald Blaesi, 58	Class II Director since 2007	Director, Western Plains Energy, LLC (ethanol producer located in Kansas), since 2001; farm operator since 1971.	1	None

Gene Fynboh, 66	Class II Director since 2007	Owner-operator, Fynland, LLC (family farm) since 1995; Director, Chippewa Valley Agrafuels Cooperative (ethanol plant operator), since 1993.	1	None

Jeffrey Roskam, 50	Class II Director since 2007	Principal, CAP CO2, LLC (private carbon dioxide sequestration and enhanced crude oil recovery firm); Manager, Western Plains Energy, LLC (ethanol producer located in Kansas), since 2007; Manager, Badger State Ethanol, LLC (ethanol plant located in Monroe, Wisconsin) from 2000 to 2003; Manager, US Energy Partners (ethanol plant located in Russell, Kansas) from 2001 to 2006; Manager, Big River Resources, LLC (ethanol plant located in West Burlington, Iowa) from 2003 to 2005; Principal, Roskam Industries, Inc. (provides consulting services to the renewable fuels industry) since 2006; Senior Vice President, US BioEnergy, LLC (owner of multiple ethanol plants) from 2005 to 2006; President, United Bio Energy, LLC (ethanol plant management firm) from 2004 to 2006; Senior Vice President, ICM, Inc. (ethanol plant design and construction firm) from 1997 – 2003.	1	None

Raymond Dreger, 63	Class I Director since 2007	CEO, Seeds & Stuff Farm Market, Inc. (seed business) since 1990; Owner-Operator, PNR Farms, since 1980; Director, Secretary and Treasurer, Western Wisconsin Energy, LLC (ethanol producer), since 2001; Director and Secretary, Dairyland Power Cooperative (electric power generation and transmission) since 2001; Director and Secretary-Treasurer, Dunn Energy Cooperative (electric distribution cooperative), since 2000. Mr. Dreger is a professional agronomist and a certified crop advisor.	1	None

Richard Hahn, 68	Class I Director since 2007	Agricultural real estate agent (since 2005), President and Chief Executive Officer (1987-2005), Farmers National Company; Manager (1983 to 1987), Assistant Manager (1978 to 1982) and Field Representative (1963 to 1977), Metropolitan Life Insurance Company.	1	None

Name and Age	Position(s) Held with Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Positions Held
Interested Directors and Officers(1)

Darryl Haack, 64	Class III Director since 2007	Director, NCGA, since 2005; Director, Little Sioux Corn Processors LLC (ethanol plant operator) since 1999; Director, SoyEnergy, LLC (prospective biodiesel producer), since 2006; Member, Iowa Corn Promotion Board, 1996-2005; farm operator since 1967.	1	None

David Nelson, 55	Class I Director since 2007	Director, NCGA, since 2005; Chairman, Global Ethanol LLC (operates ethanol plants in Lakota, Iowa, and Riga, Michigan), since 2005; Chairman, Midwest Grain Processors Cooperative, since 2000.	1	None

Tom Myers, 45	President since 2009; Chief Investment Officer and Secretary since 2007	Management team member and head of Alternative Investment Group, WB Capital, since 2006; co-founder (1998), co-head and Managing Director (1998 – 2005), VMF Capital Management, LLC; Vice President, AEGON USA Investment Management, 1985 – 1998.	N/A	N/A

Vera Lichtenberger, 56	Chief Compliance Officer since 2007	Chief Compliance Officer, WB Capital (and its predecessor, IMG), since 2004; Iowa Legal Aid, 2001-2004.	N/A	N/A
Amy Mitchell, 38	Treasurer and Assistant Secretary since 2007	Director of Fund Administration, WB Capital, since 1990.	N/A	N/A

(1)	As a result of their respective positions held with either the NCGA or the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

Audit Committee

Our Board of Directors has a standing Audit Committee that consists of three Independent Directors: Mr. Dreger (Chairman), Mr. Hahn, and Mr. Miles. The Audit Committee’s function is to select an independent registered public accounting firm to conduct the annual audit of our financial statements, review with the independent registered public accounting firm the outline, scope and results of this annual audit, and review the performance and approval of all fees charged by the independent registered public accounting firm for audit, audit-related and other professional services. In addition, the Audit Committee meets with the independent registered public accounting firm and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee has at least one member who is deemed to be a financial expert and operates under a written Charter approved by the Board of Directors. The Audit Committee met two times in fiscal 2008.

Investment / Valuation Committee

We have an Investment / Valuation Committee that consists of the following Directors: Messrs. Roskam, Nelson, Haack and Blaesi. The Investment / Valuation Committee’s function is to serve as an independent and objective party to oversee the Company’s investment portfolios. The Committee assists the Board of Directors with the review of the investment portfolio of the Company, determining the fair market value of the Company’s investment portfolio or other assets in compliance with the requirements of the 1940 Act, and the implementation of the Company’s valuation procedures. The Investment / Valuation Committee has not yet met, but will meet periodically, as necessary.

Corporate Governance and Nominating Committee

We have a Corporate Governance and Nominating Committee that consists exclusively of Independent Directors: Messrs. Fynboh, Roskam and Miles. The Corporate Governance and Nominating Committee was appointed by the Board of Directors to (i) identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend to the Board the Director nominees for annual stockholders’ meetings and to fill any vacancies; (ii) monitor the structure and membership of Board committees; (iii) recommend to the Board Director nominees for each committee; (iv) review issues and developments related to corporate governance issues and develop and recommend to the Board corporate governance guidelines and procedures; (v) evaluate and make recommendations to the Board regarding director compensation; and (vi) oversee the evaluation of the Board and management. The Corporate Governance and Nominating Committee will consider stockholder recommendations for nominees for membership to the Board of Directors so long as such recommendations are made in accordance with our Bylaws. The Corporate Governance and Nominating Committee has not yet met, but will meet periodically, as necessary.

Compensation of Directors

The compensation of the Company’s Directors is governed by a compensation policy adopted via resolution of the Board of Directors on August 30, 2007 (the “Compensation Policy”). The Compensation Policy provides that: (i) Directors who are “affiliates” (as that term is defined in the 1940 Act) of the Adviser receive no compensation for serving on the Board; (ii) following the completion of our initial public offering, non-affiliated Directors will receive (a) a quarterly retainer of $5,000, and (b) the Chairman of the Board will receive an additional quarterly retainer of $1,000; (iii) the Directors receive $1,000 for each Board of Directors meeting attended if the meeting is scheduled as an in-person meeting and $500 for each Board of Directors meeting attended by telephone if the meeting is scheduled to be held by teleconference; and (iv) the Company reimburses all reasonable expenses of the Directors in attending Board of Directors and committee meetings. Directors’ meetings are normally held on a quarterly basis, with additional meetings held as needed. All Director compensation is payable quarterly, in arrears.

The following table sets forth the details of the compensation accrued, but not yet paid, to Directors from the formation of the Company (August 28, 2007) through December 31, 2008. The Company does not compensate its executive officers. The Company presently maintains no pension or retirement plans, bonus, stock options, stock appreciation rights, non-equity incentive plans, or non-qualified deferred compensation for either its Directors or its executive officers. Furthermore, the Company has no agreements with any officer or Director pertaining to change-in-control payments.

Name	Aggregate Compensation From the Company (1)
David Miles (Chairman of the Board)	$5,000
Ronald Blaesi	$5,000
Raymond Dreger	$5,000
Gene Fynboh	$4,500
Daryl Haack	$4,000
Richard Hahn	$5,000
David Nelson	$3,500
Jeffrey Roskam	$5,000

(1)	Consists only of Directors’ fees and does not include reimbursed expenses.

Compensation of Executive Officers

The Company has no employees and does not pay any compensation to any of its officers. The Company has not compensated its executive officers in its last fiscal year. The Company does not provide any bonus, stock options, stock appreciation rights, non-equity incentive plans, non-qualified deferred compensation or pension benefits to its executive officers. Furthermore, the Company has no agreements with any officer pertaining to change-in-control payments. All of the Company’s officers and staff are employed by the Adviser, which pays all of their cash compensation.

Our Adviser

We have entered into an investment advisory agreement (the “Advisory Agreement”) with WB Capital Management, Inc. (the “Adviser”), a registered investment adviser, pursuant to which it will serve as our investment adviser. Our Adviser was founded in 1982 as Investors Management Group, LTD. and adopted the WB Capital Management, Inc. name in 2006 after a merger with VMF Capital. It is owned by West Bancorporation, Inc., a financial services corporation headquartered in West Des Moines, Iowa, and provides continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, individuals and others. WB Capital also serves as investment adviser for WB Capital Mutual Funds, Inc. (“WBCMF”), a registered open-end management investment company which consists of seven investment portfolios. As of December 31, 2008, WB Capital had approximately $4.3 billion in equity, fixed income and money market assets under management.

Our Adviser is controlled by West Bancorporation, Inc. (“West”). West is a bank holding company that owns 100% of the stock of one state-chartered banking subsidiary, West Bank, which was originally organized in 1893 as First Valley Junction Savings Bank. It provides full-service banking to businesses and consumers, as well as correspondent services to banking organizations primarily located in Iowa.

Portfolio Managers

Our portfolio managers, Messrs. Myers and Goody, are compensated by WB Capital by fixed salaries, benefits (including 401(k) plan), and bonuses. WB Capital employs a formula that considers the performance of all accounts each portfolio manager manages against a selected index to determine the portfolio managers’ bonuses. The performance bonus includes an annual component and a three-year performance component. None of the Energy Team members own any shares of the Company. The following table provides information about the other accounts managed on a day-to-day basis by each portfolio manager as of December 31, 2008, none of which pay a performance fee:

	Number of Accounts	Total Assets of Accounts
Thomas Myers
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	316	$66,801,286

Allen Goody
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	290	$55,471,439

Administration Agreement

Pursuant to the Administration Agreement, our Adviser also furnishes us with office facilities and clerical and administrative services necessary for our operation (other than services provided by our Custodian, dividend and interest paying agent and other service providers). Our Adviser is authorized to enter into agreements with third parties to provide such services on the Adviser’s behalf. Our Adviser will (i) oversee the performance and payment of the fees of our service providers and make such reports and recommendations to the Board of Directors concerning such matters as the parties deem desirable; (ii) perform our fund accounting functions; (iii) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, and stockholder communications, and the preparation of materials and reports for the Board of Directors; (iv) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the Board of Directors; and (v) supervise any other aspect of our administration as may be agreed upon by us and our Adviser. We have agreed, pursuant to the Administration Agreement, to reimburse our Adviser for all out-of-pocket expenses incurred in providing the foregoing services.

Advisory Agreement

Pursuant to the Advisory Agreement, our Adviser will be subject to the overall supervision and review of our Board of Directors, provide us with investment research, advice and supervision and will furnish us continuously with an investment program, consistent with our investment objective and policies. Our Adviser will provide, on behalf of the Company, any managerial assistance requested by our portfolio companies. Our Adviser also will determine from time to time what securities we will purchase, what securities will be held or sold, what portions of our assets will be held uninvested as cash or in other liquid assets, subject always to the provisions of the Company’s Charter, Bylaws, and our registration statement under the Securities Act of 1933. Our Adviser will maintain books and records with respect to all of our transactions and will regularly report to our Board of Directors on our investments and performance.

Our Adviser, in accordance with the Advisory Agreement, will also (i) determine the composition of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of our investments; (iii) perform due diligence on prospective portfolio companies; (iv) monitor our investments; and (v) provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Our Adviser’s services to us under the Advisory Agreement will not be exclusive, and our Adviser is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us, so long as our Adviser’s services to us are not impaired by the provision of such services to others, and further provided that WB Capital notifies us prior to being engaged to serve as investment adviser to another fund having a similar investment strategy. Under the Advisory Agreement and to the extent permitted by the 1940 Act, our Adviser will also provide on our behalf significant managerial assistance to portfolio companies to which we are required to provide such assistance under the 1940 Act and who require such assistance from us.

Payment of Our Expenses

We will bear all expenses not specifically assumed by our Adviser and incurred in our operations, and we will bear the expenses related to this offering. The compensation and allocable routine overhead expenses of all investment professionals of our Adviser and its staff, when and to the extent engaged in providing us investment advisory services, is provided and paid for by our Adviser and not us. The expenses borne by us include:

•	other than as expressly provided in the Advisory Agreement, expenses of maintaining the Company and continuing its existence and related overhead,

•

commissions, spreads, fees and other expenses in connection with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements entered into on behalf of the Company,

•	auditing, accounting and legal expenses,

•	taxes, interest and governmental fees,

•

expenses of listing our Common Stock with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Company securities,

•	expenses of registering and qualifying the Company and its securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes,

•

expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing, and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefore,

•	expenses of reports to governmental officers and commissions,

•	insurance expenses and association membership dues,

•

fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including, without limitation, safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values),

•	fees, expenses and disbursements of transfer agents, dividend and interest paying agents, shareholder servicing agents and registrars for all services to the Company,

•	compensation and expenses of Directors of the Company who are not members of the Adviser’s organization,

•	pricing, valuation, and other consulting or analytical services employed in considering and valuing the actual or prospective investments of the Company,

•	all expenses incurred in leveraging of the Company’s assets through a line of credit or other indebtedness or issuing and maintaining preferred shares,

•	all expenses incurred in connection with the organization of the Company and any offering of Common Stock, and

•

such non-recurring items as may arise, including expenses incurred in litigation, proceedings and claims and the obligation of the Company to indemnify its Directors, officers and shareholders with respect thereto.

Duration and Termination

The Advisory Agreement was approved by our Board of Directors on August 13, 2008 and by our stockholders at a special meeting held on August 13, 2008. Unless terminated earlier as described below, it will continue in effect for a period of two years from the date we commence operations. It will remain in effect from year-to-year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, upon approval by a majority of our Directors who are not interested persons or parties to the Advisory Agreement. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by us without penalty upon not more than sixty (60) days’ written notice to our Adviser. The Advisory Agreement may also be terminated by our Adviser without penalty upon not less than sixty (60) days’ written notice to us.

Liability of the Adviser

The Advisory Agreement provides that our Adviser will not be liable to us in any way for any default, failure or defect in any of the securities comprising our portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, our Adviser will be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Adviser’s willful misconduct, bad faith or gross negligence or disregard by our Adviser of its duties or standard of care, diligence and skill set forth in the Advisory Agreement or a material breach or default of our Adviser’s obligations under that agreement.

Advisory Fees

Under the terms of the Advisory Agreement, we will pay the Adviser a quarterly base management fee (the “Base Management Fee”) equal to: (i) for the period beginning at the Commencement of Operations and ending six months from the Commencement of Operations (the “Initial Period”), 1.5% per annum of the our Gross Invested Assets; and (ii) thereafter (“Subsequent Periods”), 1.5% per annum of our Gross Assets; provided that the base management fee with regard to publicly-held equity securities will be 1.0% of our total assets during either of such periods. “Gross Invested Assets” means our total assets, less the cash proceeds and cash equivalent investments resulting from our initial public offering of our Common Stock which are not invested in debt or equity securities of portfolio companies in accordance with our investment objective. “Gross Invested Assets” does not include assets derived from borrowings, which assets, including assets attributable to investments made with proceeds attributable to borrowings, would be accounted for separately for management fee calculation purposes. “Gross Assets” means our total assets, including investments made with the proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. During the Initial Period, the Base Management Fee will be payable each month in arrears and will be calculated based on the value of our Gross Invested Assets as of the end of the month. During the Subsequent Periods and beginning at the end of the first full quarter following the Initial Period, the Base Management Fee will be calculated quarterly and paid quarterly in arrears within thirty (30) days of the end of each calendar quarter. “Commencement of Operations” means the day we receive the proceeds from our initial pubic offering of our Common Stock. We consider defensive investments as being included in our investment objective, and investments in cash or cash equivalents as not being included in our investment objective.

The Adviser will receive an incentive fee (the “Incentive Fee”). The Incentive Fee will consist of two parts, as follows:

(i) Investment Income Fee. The Adviser will receive an investment income fee (the “Investment Income Fee”) equal to 20% of the amount of the Pre-Incentive Fee Investment Net Income for the quarter that exceeds a quarterly hurdle rate equal to 2.0% (8% annualized) of our Net Managed Assets. “Net Managed Assets” means our total assets less our indebtedness. “Pre-Incentive Fee Net Investment Income” means interest income, dividend income, and any other income (including accrued income that we have not yet received in cash, any fees such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that we are entitled to receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for such quarter (including the Base Management Fee, expenses payable under the Advisory Agreement, any interest expense, any tax expense, and dividends paid on issued and outstanding preferred stock, if any, but excluding the Incentive Fee). The Investment Income Fee will be calculated and payable quarterly in arrears within thirty (30) days of the end of each calendar quarter, with the fee first accruing upon the first anniversary of the Commencement of Operations. The Investment Income Fee calculation will be adjusted appropriately on the basis of the number of calendar days in the first quarter the fee accrues or the calendar quarter during which the Advisory Agreement is in effect in the event of termination of the Advisory Agreement during any calendar quarter.

(ii) Capital Gains Fee. The Adviser will receive a capital gains fee (the “Capital Gains Fee”) equal to 20% of (1) (a) our net realized capital gain (realized capital gains less realized capital losses) on a cumulative basis from the Commencement of Operations to the end of each fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (2) the aggregate amount of any Capital Gains Fees paid in all prior fiscal years. For these purposes, realized capital gains on a security will be calculated as the excess of the net amount realized from the sale or other disposition of such security over the original cost for the security. Realized capital losses on a security will be calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the original cost of such security. Unrealized capital depreciation on a security will be calculated as the amount by which our original cost of such security exceeds the fair value of such security at the end of a fiscal year. The Capital Gains Fee will be calculated and payable annually within thirty (30) days of the end of each calendar year. In the event the Advisory Agreement is terminated, the Capital Gains Fee calculation will be undertaken as of, and any resulting Capital Gains Fee shall be paid, within fifteen (15) days of the date of termination.

The payment of the Investment Income Fee portion of the Incentive Fee on a quarterly basis may lead our Adviser to accelerate or defer interest payable by our portfolio companies in a manner that could result in fluctuations in the timing and amount of distributions.

The following examples are intended to assist in an understanding of the two components of the Incentive Fee. These examples are not intended as an indication of our expected performance.

Examples of Quarterly Incentive Fee Calculation

Example 1: Investment Income Fee(1):

Assumptions

•

The following calculations only apply after the point at which we receive the proceeds of this offering and commence operations, as our Adviser is not entitled to any Investment Income Fee in any earlier period

•	Hurdle rate (2) = 2.00%

•	Management fee (3) = 0.375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.) (4) = 0.20%

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 0.82%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate; therefore, there is no Investment Income Fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 2.83%

Pre-Incentive Fee Net Investment Income exceeds hurdle rate; therefore, there is an incentive fee.

Investment Income Fee	= 20% x (Pre-Incentive Fee Net Investment Income – 2.0%)
= 20% x (2.83% - 2.0%)
= 20% x 0.83%
= 0.166%

(1)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of our net assets.
(2)	Represents a 8.0% annualized hurdle rate.
(3)	Represents 1.5% annualized management fee. For the purposes of this example, we have assumed that we have not incurred any indebtedness and that we maintain no cash or cash equivalents.
(4)	Excludes organizational, offering expenses and income tax.

Example 2: Capital Gains Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made and November 30 fair market value (“FMV”) of investment determined to be $20 million

•	Year 2: November 30 FMV of investment determined to be $22 million

•	Year 3: November 30 FMV of investment determined to be $17 million

•	Year 4: Investment sold for $21 million

The impact, if any, on the Capital Gains Fee would be:

•	Year 1: No impact

•	Year 2: No impact

•	Year 3: Reduce base amount on which the Capital Gains Fee is calculated by $3 million

•

Year 4: Increase base amount on which the Capital Gains Fee is calculated by $4 million (less the amount, if any, of the unrealized capital depreciation from Year 3 that did not actually reduce the Capital Gains Fee that would otherwise have been payable to our Adviser in Year 3)

Alternative 2

Assumptions

•	Year 1: $20 million investment made and November 30 FMV of investment determined to be $20 million

•	Year 2: November 30 FMV of investment determined to be $17 million

•	Year 3: November 30 FMV of investment determined to be $17 million

•	Year 4: November 30 FMV of investment determined to be $21 million

•	Year 5: November 30 FMV of investment determined to be $18 million

•	Year 6: Investment sold for $15 million

The impact, if any, on the Capital Gains Fee would be:

•	Year 1: No impact

•	Year 2: Reduce base amount on which the Capital Gains Fee is calculated by $3 million

•	Year 3: No impact

•	Year 4: No impact

•	Year 5: No impact

•

Year 6: Reduce base amount on which the Capital Gains Fee is calculated by $2 million (plus the amount, if any, of the unrealized capital depreciation from Year 2 that did not actually reduce the Capital Gains Fee that would otherwise have been payable to our Adviser in prior years)

Alternative 3

Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”) and November 30 FMV of each investment determined to be $20 million

•	Year 2: November 30 FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

•	Year 3: Investment A is sold for $23 million

The impact, if any, on the Capital Gains Fee would be:

•	Year 1: No impact

•	Year 2: Reduce base amount on which the Capital Gains Fee is calculated by $2 million (realized capital loss on Investment B)

•	Year 3: Increase base amount on which the Capital Gains Fee is calculated by $3 million (realized capital gain on Investment A)

Alternative 4

Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”) and November 30 FMV of each investment determined to be $20 million

•	Year 2: November 30 FMV of Investment A is determined to be $21 million and FMV of Investment B is determined to be $17 million

•	Year 3: November 30 FMV of Investment A is determined to be $18 million and FMV of Investment B is determined to be $18 million

•	Year 4: November 30 FMV of Investment A is determined to be $19 million and FMV of Investment B is determined to be $21 million

•	Year 5: Investment A is sold for $17 million and Investment B is sold for $23 million

The impact, if any, on the Capital Gains Fee would be:

•	Year 1: No impact

•	Year 2: Reduce base amount on which the Capital Gains Fee is calculated by $3 million (unrealized capital depreciation on Investment B)

•	Year 3: Reduce base amount on which the Capital Gains Fee is calculated by $2 million (unrealized capital depreciation on Investment A)

•	Year 4: No impact

•

Year 5: Increase base amount on which the Capital Gains Fee is calculated by $5 million ($6 million of realized capital gain on Investment B partially offset by $1 million of realized capital loss on Investment A) (less the amount, if any, of the unrealized capital depreciation on Investment A from Year 3 and the unrealized capital depreciation on Investment B from Year 2 that did not actually reduce the Capital Gains Fee that would otherwise have been payable to our Adviser in prior years)

Board Approval of the Advisory Agreement

Our Board of Directors, including a majority of the Independent Directors, reviewed and approved the Advisory Agreement on August 13, 2008. In addition, the Advisory Agreement was approved by our stockholders at a special meeting held on August 13, 2008.

In considering the approval of the Advisory Agreement, our Board of Directors evaluated information provided by our Adviser and considered various factors, including the following:

•

a description of WB Capital’s background and business, which the Board concluded demonstrated the appropriate (i) level of expertise, especially with respect to the sector in which the Company intends to invest, (ii) size, which the Board concluded would benefit the Company by providing the level of service the Board expects, and (iii) Midwest background, which the Board concluded would benefit the Company by enhancing the Company’s ability to obtain investment opportunities;

•

the nature, quality and extent of the advisory services to be provided by WB Capital, including its reputation, expertise and resources in domestic financial markets, which the Board concluded would benefit the Company because of WB Capital’s knowledge of the industry in which the Company intends to invest;

•

the advisory fees payable to and profits to be realized by WB Capital under the Advisory Agreement, which the Board concluded were (i) fair and reasonable considering the resources WB Capital will be required to commit to launching the Company and managing its portfolio, in comparison to the fees charged by other portfolio managers of funds of similar size having similar investment strategies, and (ii) in the middle range of the comparisons to the peer funds identified for the Board;

•

WB Capital’s portfolio transaction practices, which the Board concluded demonstrated that WB Capital appropriately allocates investment opportunities among its clients and seeks to treat its clients fairly; and

•

the benefits to be realized by WB Capital as a result of its management of the Company, which the Board concluded would be limited to its receipt of the advisory fee and would not provide other benefits such as soft dollars to WB Capital.

In its deliberations, the Board determined that WB Capital’s lack of experience advising accounts with similar investment strategies was mitigated due to the unique nature of the Company’s strategy and portfolio makeup, WB Capital’s industry experience, its commitment to the sector and the Company, and its Midwest background.

Based on the information reviewed and the discussions among the members of our Board of Directors, our Board of Directors, including all of our Independent Directors, approved the Advisory Agreement and concluded that the management fee rates were reasonable in relation to the services to be provided.

Conflicts of Interests

Our Adviser has a conflict of interest in allocating potentially more favorable investment opportunities to other funds and clients that it advises. Although the Adviser does not presently plan to do so, it may also create other funds or advise another fund having similar characteristics as the Company. Our Adviser may also have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in a fee being paid to our Adviser by that other fund. Our Adviser has written allocation policies and procedures that it will follow in addressing any conflicts. When two or more clients advised by our Adviser seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Adviser in its discretion and in accordance with each client’s investment objectives and our Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in larger volume transactions (especially with respect to our publicly-traded investments) may produce better execution for us.

Our Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for a relevant client account at a particular time. Because these considerations may differ when applied to us and other relevant client accounts in the context of any particular investment opportunity, our investment activities may differ considerably from those of other clients of our Adviser.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser for its other accounts. Such situations may be based on, among other things, the following: (i) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our or their position; (ii) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (iii) limits on co-investing in private placement securities under the 1940 Act.

Under the 1940 Act, we and our affiliates are generally precluded from co-investing in negotiated private placements of securities. The 1940 Act defines “affiliates” broadly to include (i) any person that owns, directly or indirectly, 5% or more of our outstanding voting securities, (ii) any person of which we own 5% or more of their outstanding securities, (iii) any person who directly or indirectly controls us, such as our sponsor, (iv) our officers, directors and employees, and (v) our Adviser, among others. Except as permitted by law, our Adviser will not co-invest its other clients’ assets in negotiated private transactions in which we invest, nor will it co-invest in such transactions with our affiliates to the extent prohibited by the 1940 Act. We will operate under procedures designed to identify all of our affiliates for these purposes. To the extent we are precluded from co-investing with any such person, our Adviser will allocate private investment opportunities among its clients, including but not limited to us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (i) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

Our Charter authorizes the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Code of Ethics

The Company and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to the officers, Directors and designated employees of the Company and the Adviser (collectively, the “Codes of Ethics”). Subject to certain limitations, the Codes of Ethics permit those officers, Directors and designated employees of the Company and the Adviser (the “Covered Persons”) to invest in securities, including securities that may be purchased or held by the Company. The Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of the Adviser’s investment advisory clients such as the Company. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are also available on the EDGAR database on the SEC’s internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for the Company, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. When the Company purchases securities listed on a stock exchange, those transactions will be effected through brokers who charge a commission for their services. The Company also may invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Company will also purchase securities, including debt and mezzanine securities, directly from an issuer, in which case no commissions or discounts will be paid.

Payments of commissions to brokers who are affiliated persons of the Company (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Adviser may, consistent with the interests of the Company, select brokers on the basis of the research, statistical and pricing services they provide to the Company and the Adviser’s other clients. Such research, statistical and pricing services must provide lawful and appropriate assistance to the Adviser’s investment decision-making process in order for such research, statistical and pricing services to be considered by the Adviser in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”). Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Company and its other clients and that the total commissions paid by the Company will be reasonable in relation to the benefits to the Company over the long-term. The advisory fees that the Company pays to the Adviser will not be reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Company will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally may be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Company. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

One or more of the other investment companies or accounts that the Adviser manages may own from time to time some of the same investments as the Company. Investment decisions for the Company are made independently from those of other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser in its discretion in accordance with the accounts’ various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Company. In other cases, however, the ability of the Company to participate in volume transactions may produce better execution for the Company. It is the opinion of the Company’s Board of Directors that this advantage, when combined with the other benefits available due to the Adviser’s organization, outweigh any disadvantages that may be said to exist from exposure to simultaneous transactions.

It is not the Company’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Company will be less than 50%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

CERTAIN PROVISIONS OF OUR CHARTER AND BYLAWS AND

THE MARYLAND GENERAL CORPORATION LAW

The following description of certain provisions of our Charter and Bylaws is only a summary. For a complete description, please refer to our Charter and Bylaws that have been filed as exhibits to our registration statement.

Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of our stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. In addition to these provisions, we are incorporated in Maryland and therefore are subject to the Maryland General Corporation Law. In addition, certain provisions of the 1940 Act may serve to discourage a third party from seeking to obtain control of us.

Number and Classification of our Board of Directors; Election of Directors

Our Charter and Bylaws provide that the number of directors may be established only by our Board of Directors pursuant to the Bylaws, but may not be less than one. Our Bylaws provide that the number of directors may not be greater than nine. Pursuant to our Charter, our Board of Directors is divided into three classes: Class I, Class II and Class III. The term of each class of Directors expires in a different successive year. Upon the expiration of their term, Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualified. Each year, only one class of Directors will be elected by the stockholders. The classification of our Board of Directors should help to assure the continuity and stability of our strategies and policies as determined by our Board of Directors.

Our classified Board could have the effect of making the replacement of incumbent Directors more time-consuming and difficult. At least two annual meetings of our stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, the classification of our Board of Directors could increase the likelihood that incumbent directors will retain their positions and may delay, defer or prevent a change in control of our Board of Directors, even though a change in control might be in the best interests of our stockholders.

Vacancies on Board of Directors; Removal of Directors

Our Charter provides that we have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on our Board of Directors. Accordingly, except as may be provided by our Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on our Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.

The Charter provides that, subject to the rights of holders of one or more classes of our preferred stock, a Director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of our Directors. This provision, when coupled with the provisions in our Charter and Bylaws regarding the filling of vacancies on our Board of Directors, precludes our stockholders from removing incumbent Directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of our stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the affirmative vote of the stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter.

Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

Our Bylaws provide that with respect to an annual meeting of our stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by our stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws. With respect to special meetings of our stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Directors at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors, or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our Bylaws, provided that our Board of Directors has determined that Directors will be elected at such special meeting.

Limitation of Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates Directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, and our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while a Director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act and Investment Company Act Release No. 11330, which, among other things, prohibit us from indemnifying any Director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals and require us to set forth reasonable and fair means for determining whether indemnification shall be made.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek nonmonetary relief such as an injunction or rescission in the event any of our directors or officers breaches his or her duties. These provisions will not alter the liability of our directors or officers under federal securities laws.

Control Share Acquisitions

We are covered by the Maryland Control Share Acquisition Act (the “Control Share Act”), which provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, and by officers or by directors who are employees of the corporation, are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing Directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (i) to shares acquired in a merger, consolidation or share exchange if we are a party to the transaction or (ii) to acquisitions approved or exempted by our Charter or Bylaws.

Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our Bylaws to be subject to the Control Share Act only if our Board of Directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

We are covered by the Maryland Business Combination Act (the “Business Combination Act”), which provides that “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The Business Combination Act permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by our Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

NET ASSET VALUE

We will determine the net asset value (“NAV”) of our Common Stock on a quarterly basis and at such other times as our Board of Directors may determine. We will make our NAV available for publication quarterly. The NAV per Common Share equals our NAV divided by the number of outstanding shares of Common Stock. Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received) less: (i) all of our liabilities (including accrued expenses and current income taxes); (ii) accumulated and unpaid dividends on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock.

Valuation Methodologies

We may invest a substantial portion of our assets in securities for which there generally will not be a readily available market price. Therefore, our Board of Directors may value these investments at fair value in good faith. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process. Many of our investments may generally be subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we will make and the nature of our business, our valuation process will require an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation. We intend to determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

Using procedures established by our Board of Directors, we will value each investment as it is approved for investment in the Company and then perform follow up valuation for each portfolio company investment on a quarterly basis. Securities that are publicly traded are valued at the closing price of the exchange or securities market on which they are listed or traded on the valuation date. Securities that are not on a securities exchange, but for which a market exists and that have been rated by a nationally recognized statistical rating organization, are valued at the indicative bid price offered by nationally recognized agents on the valuation date.

Company investments in non-liquid private companies will be valued in accordance with U.S. generally accepted accounting principles and will rely on multiple valuation techniques, reviewed on a quarterly basis by our Board of Directors. The Company will undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments, as follows:

•

Our quarterly valuation process will begin with each portfolio company or investment being initially valued by WB Capital’s Energy Team. As part of this process, materials will be prepared containing their supporting analysis;

•	The Investment / Valuation Committee of our Board will assess the valuation, and our Board will ultimately and solely determine the fair value of each investment in our portfolio in good faith; and

•

An independent valuation firm engaged by our Board of Directors, Duff & Phelps, LLC (“D&P”), will perform certain limited procedures that we have identified and have requested they perform on our final portfolio company valuation conclusions as determined by us.

We have retained D&P, an independent valuation firm, to advise our Board of Directors and provide third-party valuation consulting services which will consist of certain limited procedures that we will identify and request them to perform. Upon completion of such limited procedures, D&P will review the fair value, as determined by us, of those investments subjected to their limited procedures, and make a determination as to whether the fair value, as determined solely by us, does not appear to be unreasonable. The independent valuation firm’s limited procedures do not and will not involve an audit, review, compilation or any other form of examination or attestation under generally accepted auditing standards. Our Board of Directors is solely and ultimately responsible for determining the fair value of any individual investment or portfolio of investments, nor are the limited procedures performed by D&P intended to be used to determine fair value of any investment or portfolio of investment. The limited procedures performed by D&P are supplementary to the inquiries and procedures that the Board of Directors is required to undertake to determine the fair value of the investments in good faith.

Determination of fair values involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to the possible effects of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

If a stockholder’s Common Stock are registered directly with us or with a brokerage firm that participates in our Automatic Dividend Reinvestment Plan (“Plan”) through the facilities of              and such stockholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by the Plan agent,              (“Plan Agent”), in additional Common Stock (unless a stockholder is ineligible or elects otherwise). If a stockholder’s shares of Common Stock are registered with a brokerage firm that participates in the Plan through the facilities of             , but such stockholder’s account is not coded dividend reinvestment by such brokerage firm or if a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of             , a stockholder will need to ask their investment executive to determine what arrangements can be made to set up their account to participate in the Plan. In either case, until such arrangements are made, a stockholder will receive distributions in cash.

Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by             , as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to, or by calling, the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for the next dividend.

Whenever we declare a distribution payable either in Common Stock or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in Common Stock.

We will use primarily newly-issued Common Stock to implement the Plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to instruct the Plan Agent to purchase shares in the open-market in connection with its obligations under the Plan. The number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the              on the distribution payment date. Market price per share on that date shall be the closing price for such shares on the              or, if no sale is reported for such day, at the average of their reported bid and asked prices. If distributions are reinvested in shares purchased on the open market, then the number of shares received by a stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by the weighted average price per share (including brokerage commissions and other related costs) for all shares purchased by the Plan Agent on the open-market in connection with such distribution.

The Plan Agent will maintain all stockholders’ accounts in the Plan and will furnish written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than              days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants and then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. If a participant elects to have the Plan Agent sell part or all of his or her Common Stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $             transaction fee. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Certain U.S. Federal Income Tax Considerations—Taxation for U.S. Stockholders” in our Prospectus.

Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of our Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or us upon notice in writing mailed to each participant at least              days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a Common Share at the then-current market value of the Common Stock to be delivered to him or her. If preferred, a participant may request the sale of all of the Common Stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $             fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have Common Stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or us at any time, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each participant appropriate written notice at least              days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us.

All correspondence concerning the Plan should be directed to              at              or             .

PROXY VOTING POLICIES

We, along with our Adviser, have adopted proxy voting policies and procedures (“Proxy Policy”) that we believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our stockholders. Subject to its oversight, our Board of Directors has delegated responsibility for implementing the Proxy Policy to our Adviser.

In the event requests for proxies are received to vote equity securities on routine matters, such as election of directors or ratification of auditors, the proxies usually will be voted in accordance with the recommendation of the Company’s management unless our Adviser determines it has a conflict or our Adviser determines there are other reasons not to vote in accordance with the recommendation of the Company’s management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and equity compensation plans, corporate governance proposals and stockholder proposals, our Adviser will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, our Adviser will vote on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders.

Our Adviser will be responsible for monitoring our actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers, and (ii) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies we do not receive, but we will make reasonable efforts to obtain missing proxies. Our Adviser will implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships, (ii) other potential material business relationships, and (iii) material personal and family relationships. All decisions regarding proxy voting will be determined by our Adviser and will be executed by our Adviser. Every effort will be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Capital Square, 400 Locust Street, Suite 740, Des Moines, Iowa 50309, serves as our independent registered public accounting firm. Deloitte & Touche LLP will provide audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

ADMINISTRATOR, CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Pursuant to an Administration Agreement between us and our Adviser, we have engaged our Adviser to perform (or oversee or arrange for the performance of) the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, bookkeeping, fund accounting and recordkeeping services. For these services, we pay our Adviser a fee equal to 0.20% of our aggregate average daily managed assets. The address of the Adviser is 1415 28th Street, Suite 200, West Des Moines, Iowa 50266-1461. Our securities and other assets are held under a custody agreement with             . The transfer agent and registrar for our Common Stock is             , and              serves as our dividend paying agent and Plan Agent for our Dividend Reinvestment Plan.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Common Stock offered pursuant to the Prospectus, has been filed by the Company with the SEC. The Company’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to the Company and the offering of the Common Stock. Statements contained in the Company’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

National Renewable Energy Investment Fund

Des Moines, Iowa

We have audited the accompanying statement of assets and liabilities of National Renewable Energy Investment Fund, Inc. (the “Fund”) as of December 31, 2008 and 2007 and the related statements of operations, shareholders’ capital, and cash flows for the year ended December 31, 2008 and for the period from August 28, 2007 (the date of inception) through December 31, 2007. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of National Renewable Energy Investment Fund, Inc. as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the year ended December 31, 2008 and for the period from August 28, 2007 (inception) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Des Moines, Iowa

January 21, 2009

NATIONAL RENEWABLE ENERGY INVESTMENT FUND, INC.

Statement of Assets and Liabilities

December 31, 2008 and 2007

	2008	2007
ASSETS
Cash	$172,299	$139,310
Other assets	394,785	61,179

Total assets	567,084	200,489
LIABILITIES AND SHAREHOLDERS’ CAPITAL
Accounts payable and accrued expenses	197,722	45,174

Shareholders’ capital (net assets)	$369,362	$155,315

NET ASSETS
Common stock, $0.001 par value, 50,000,000 shares authorized	$45	$23
Preferred stock, $0.001 par value, 10,000,000 shares authorized, no shares outstanding	—	—
Additional paid-in capital	629,955	314,977
Accumulated deficit	(260,638)	(159,685)

Total net assets	$369,362	$155,315

Common shares outstanding	45,000	22,500

Net asset value per common share	$8.21	$6.90

See notes to financial statements.

NATIONAL RENEWABLE ENERGY INVESTMENT FUND, INC.

Statement of Operations

For the year ended December 31, 2008 and

for the period from August 28, 2007 (date of inception) through December 31, 2007

	2008	2007
PROFESSIONAL FEES	$84,990	$136,685

DIRECTORS FEES	15,474	23,000

OTHER EXPENSES	489	$—

NET DECREASE IN SHAREHOLDERS’ CAPITAL DUE TO OPERATIONS	$100,953	$159,685

See notes to financial statements.

NATIONAL RENEWABLE ENERGY INVESTMENT FUND, INC.

Statement of Shareholders’ Capital

For the year ended December 31, 2008 and

for the period from August 28, 2007 (date of inception) to December 31, 2007

	Common Stock		Additional Paid-In Capital	Accumulated Deficit	Total
	Shares	Amount
BALANCE—August 28, 2007 (date of inception)	—	$—	$—	$—	$—
Contributed Capital	22,500	23	314,977	—	315,000
Net decrease in shareholders’ capital due to operations	—	—	—	(159,685)	(159,685)

BALANCE—December 31, 2007	22,500	23	314,977	(159,685)	155,315
Contributed Capital	22,500	22	314,978	—	315,000
Net decrease in shareholders’ capital due to operations	—	—	—	(100,953)	(100,953)

BALANCE—December 31, 2008	45,000	$45	$629,955	$(260,638)	$369,362

See notes to financial statements.

NATIONAL RENEWABLE ENERGY INVESTMENT FUND, INC.

Statement of Cash Flows

For the year ended December 31, 2008 and

for the period from August 28, 2007 (date of inception) to December 31, 2007

	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in shareholders’ capital due to operations	$(100,953)	$(159,685)
Changes in assets and liabilities:
Accounts payable and accrued expenses	26,240	23,000

Net cash from operating activities	(74,713)	(136,685)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the issuance of common shares	315,000	315,000
Payments of costs related to offering	(207,298)	(39,005)

Net change from investing activities	107,702	275,995

NET CHANGE IN CASH	32,989	139,310

CASH—BEGINNING OF PERIOD	139,310	—

CASH—END OF PERIOD	$172,299	$139,310

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITIES
Costs for offering included in accounts payable and accrued expenses	$148,482	$22,174

See notes to financial statements.

NATIONAL RENEWABLE ENERGY INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2008 AND

FOR THE PERIOD FROM AUGUST 28, 2007 (INCEPTION) THROUGH DECEMBER 31, 2007

1.	ORGANIZATION

National Renewable Energy Investment Fund, Inc. (the “Fund”), organized as a Maryland corporation on August 28, 2007, was created to primarily invest in junior, mezzanine and senior debt securities and equity securities (its “Target Investment Securities”) of privately-held and micro-cap companies that have revenues between $25 million and $250 million, and to a lesser extent, the securities of publicly-traded companies with market capitalizations up to $250 million that develop and supply equipment to improve the efficiency of biofuel refining, increase the economic value of refined biofuels, engage in biorefining, wind and solar energy production, and that develop other renewable energy sources and emerging alternative fuels. In addition, the Fund will invest in agribusinesses, including companies which provide products or services, biomass feedstocks, or other new technologies to aid in renewable energy and alternative fuel production. The Fund’s objective is to provide an investment vehicle which has liquidity, invests in a variety of companies within the renewable energy sector, has an attractive level of current income, and provides the opportunity for equity-like returns through capital appreciation. The Fund is a non-diversified closed-end management investment company that intends to be regulated as a business development company (BDC) under the Investment Company Act of 1940 and intends to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a BDC, the Fund will be subject to numerous regulations and restrictions on the types of investments which it can make.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Investment Valuation—As of December 31, 2008 and 2007, the Fund had no investments. The following summarizes the accounting policies the Fund will follow when it acquires investments. Using procedures established by the Board of Directors (the “Board”), the Fund will value each investment as it is approved for investment in the Fund and then perform follow up valuations for each portfolio company investment on a quarterly basis. Investments will be carried at fair value as determined and approved in good faith by the Board. Securities that are publicly traded are valued at the closing price of the exchange or securities market on which they are listed or traded on the valuation date. Securities that are not on a securities exchange, but for which a market exists and that have been rated by a nationally recognized statistical rating organization, are valued at the indicative bid price offered by nationally recognized agents on the valuation date.

Fund investments in non-liquid private companies will be valued in accordance with U.S. generally accepted accounting principles and will rely on multiple valuation techniques, reviewed on a quarterly basis by the Board. The Fund will undertake a multi-step valuation process each quarter in connection with determining the fair value of its investments, as follows:

•

the quarterly valuation process will begin with each portfolio company or investment being initially valued by WB Capital (see Note 3). As part of this process, materials will be prepared containing its supporting analysis;

•	the Investment/Valuation Committee of the Board will assess the valuation and will ultimately and solely determine the fair value of each investment in the portfolio in good faith; and

•

an independent valuation firm engaged by the Board will perform certain limited procedures that have been identified by the Fund and requested to be performed on the Fund’s final portfolio valuation conclusions as determined by the Fund.

The independent valuation firm will advise the Board and provide third-party valuation consulting services which will consist of certain limited procedures that the Fund will identify and request them to perform. Upon completion of such limited procedures, the independent valuation firm will review the fair value, as determined by the Fund, of those investments subjected to their limited procedures, and make a determination as to whether the fair value, as determined solely by the Fund, does not appear to be unreasonable. The independent valuation firm’s limited procedures do not and will not involve an audit, review, compilation or any other form of examination or attestation under generally accepted auditing standards. The Board is solely responsible for determining the fair value of any individual investment or portfolio of investments, nor are the limited procedures performed by the independent valuation firm intended to be used to determine fair value of any investment or portfolio of investments. The limited procedures performed by the independent valuation firm are supplementary to the inquiries and procedures that the Board is required to undertake to determine the fair value of the investments in good faith. Determination of fair values involves subjective judgments and estimates.

Organizational Costs—Organizational costs include, among others, the cost of incorporation, which includes the cost of legal services pertaining to the organization and incorporation of the business, and incorporation fees. These costs are expensed as incurred. The Fund had incurred organizational costs of approximately $63,000 and $137,000 for the years ended December 31, 2008, and 2007, respectively.

Offering Costs—The Fund’s offering costs include, among others, a financial advisory fee paid to the Fund’s lead underwriter, legal fees and other costs pertaining to the preparation of the registration statement. These costs have been deferred as other assets on the statement of assets and liabilities and will be charged against paid-in capital at the time shares of common stock are sold.

Dividend Reinvestment Plan—The Fund has initiated a dividend reinvestment plan (“DRIP”) for all investors. For investors who elect to participate in the DRIP, distributions of net cash flow are reinvested in additional shares of Common Stock of the Fund.

Federal Income Taxes—It is the Fund’s intention to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code and to distribute sufficient amounts of its net income and net realized capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provisions have been recorded.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 is an interpretation of FASB Statement No. 109, “Accounting for Income Taxes,” and it seeks to reduce the diversity in practice associated with certain aspects of measurement and recognition in accounting for income taxes. In addition, FIN 48 provides guidance on derecognition, classification, interest and penalties, and accounting in interim periods and requires expanded disclosure with respect to the uncertainty in income taxes. FIN 48 was effective as of the date of inception for the Fund. The Fund had no liability recorded at December 31, 2008 and 2007 for uncertainty in income tax positions.

It is the Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense.

New Accounting Pronouncements—In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the implications of SFAS 157 and has concluded that there is no material impact on the Fund’s financial statements at this time as there are currently no investments.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The provisions of SFAS 159 are effective for fiscal years beginning after November 15, 2007. The Fund applied SFAS 159 on January 1, 2008 and has not elected to apply the fair value option to any other financial assets or liabilities.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), which is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management has evaluated the implications of SFAS No. 161 and has concluded that there is no material impact on the Fund’s financial statements at this time

3.	FEES, EXPENSES AND RELATED PARTIES

The Fund has entered into an Amended and Restated Investment Advisory Agreement with WB Capital Management, Inc. (the “Adviser”). Under the terms of the agreement, the Fund will pay the Adviser a fee consisting of two components — a base management fee and an incentive fee. The base management fee will commence when the Fund begins operations (when the proceeds of its initial public offering are received), will be paid quarterly in arrears, and is equal to (i) 1.5% of the Fund’s total assets, less proceeds from its initial public offering which are not invested according to the Fund’s investment objective, through the first six months of operations; and (ii) thereafter, 1.5% of the Fund’s total assets, including assets derived from borrowings, but less any uninvested cash or cash equivalents resulting from borrowings; provided that the base management fee with regard to publicly-held equity securities will be 1.0% of the Fund’s assets during either of such periods.

The incentive fee consists of two parts. The first part, the investment income fee, is calculated and payable quarterly in arrears and will equal 20% of the excess, if any, of the Fund’s net income for the quarter, over a quarterly hurdle rate equal to 2.0% (8% annualized) of the Fund’s average monthly net assets (total assets, less any indebtedness). The second part of the incentive fee, the capital gains fee, will be determined and payable in arrears as of the end of each fiscal year (or, upon termination of the Advisory Agreement, as of the termination date), and will equal (i) 20% of (a) the Fund’s net realized capital gains on a cumulative basis from the commencement of its operations to the end of each fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to the Adviser in prior years.

Once effective, unless terminated sooner, the agreement will continue in effect for a period of two years from the date the Fund commences operations. It will remain in effect from year-to-year thereafter if approved annually by the Fund’s Board or by the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, and, in either case, upon approval by a majority of the Fund’s Directors who are not interested persons or parties to the agreement. Once effective, the agreement will automatically terminate in the event of its assignment, and may be terminated by the Fund without penalty upon not more than sixty (60) days’ written notice to the Adviser. Once effective, the agreement may also be terminated by the Adviser without penalty upon not less than sixty (60) days’ written notice to the Fund.

The Fund has also entered into an Administration Agreement with the Adviser pursuant to which the Adviser will act as the Fund’s administrator and perform (or oversee or arrange for the performance of) the administrative services necessary for the Fund’s operation, which includes providing accounting services to the Fund. For these services, the Fund pays the Adviser a fee equal to equal to 0.20% of the Fund’s aggregate average daily managed assets.

The Fund has also entered into a Trademark and Research License Agreement with the National Corn Growers Association, the Fund’s sponsor (“NCGA”). Under this agreement, the NCGA has agreed to (i) license the NCGA name and logo to the Fund for use in its business, (ii) provide the Fund ongoing access to the NCGA’s proprietary database of agribusiness market research, and (iii) provide and coordinate access to the NCGA membership. The Fund will pay the NCGA a royalty fee of $85,000 per annum for these services. The initial term of the agreement is one year from the date the Fund receives proceeds from a public offering, and it will be automatically renewed for additional one-year renewal terms unless either party elects to terminate the agreement.

4.	INCOME TAXES

The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify thereafter, as a RIC under Subchapter M of the Code. Generally, a RIC is exempt from federal income taxes if it distributes at least 90% of “Investment Company Taxable Income,” as defined in the Code, each year. Dividends paid up to one year after the current tax year can be carried back to the prior tax year for determining the dividends paid in such tax year. The Fund intends to distribute sufficient dividends to maintain its RIC status each year. The Fund is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, realized net short-term capital gains in excess of realized net long-term capital losses, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes. The Fund will generally endeavor each year to avoid any federal excise taxes.

As of December 31, 2008 and 2007, the Fund was treated as a C-corporation for income tax purposes. As of December 31, 2008 and 2007, the Fund has approximately $101,000 and $62,000, respectively, of deferred tax assets related to net operating loss carryforwards, which have been fully reserved through a valuation allowance, as the Fund intends to qualify as a RIC, as noted above. In addition, for the periods ended December 31, 2008 and 2007, the Fund recorded an income tax benefit of approximately $39,000 and $62,000, respectively, which was fully offset by an increase in the valuation allowance for deferred tax assets not expected to be realized. The Fund’s statutory federal income tax rate of 34% and estimated state income tax rate of 5% are offset by the change in the valuation allowance for deferred tax assets resulting in an effective income tax rate of 0%.

5.	FINANCIAL HIGHLIGHTS

The Fund has not disclosed financial highlights as it has no history of operations.

******

NATIONAL RENEWABLE ENERGY INVESTMENT FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

                , 2009

Part C — Other Information

Item 25.	Financial Statements and Exhibits

1.	Financial Statements:

The Registrant’s financial statements dated December 31, 2008, notes to the financial statements and report of independent public accountants thereon are included in this Registration Statement.

2.	Exhibits:

Exhibit No.	Description of Document
a.1.	Articles of Incorporation dated August 28, 2007 (incorporated by reference to exhibit a.1 of the Registrant’s Registration Statement on Form N-2 filed August 8, 2008)

b.	Bylaws (incorporated by reference to exhibit b of the Registrant’s Registration Statement on Form N-2 filed August 8, 2008)

c.	Inapplicable

d.	Form of Stock Certificate (incorporated by reference to exhibit d of the Registrant’s Registration Statement on Form N-2 filed August 8, 2008)

e.	Form of Dividend Reinvestment Plan (2)

f.	Inapplicable

g.1.	Amended and Restated Investment Advisory Agreement with WB Capital Management, Inc. dated August 13, 2008 (1)

g.2.	Letter Agreement dated April 24, 2008 between WB Capital Management, Inc. and Eiler Capital Advisors, LLC (1)

h.1.	Form of Underwriting Agreement (2)

i.	Inapplicable

j.	Custody Agreement (2)

k.1.	Stock Transfer Agency Agreement (2)

k.2.	Administration Agreement with WB Capital Management, Inc. dated January 18, 2008 (incorporated by reference to exhibit k.2 of the Registrant’s Registration Statement on Form N-2 filed August 8, 2008)

k.3.	Trademark and Research License Agreement with National Corn Growers Association dated May 1, 2008 (incorporated by reference to exhibit k.3 of the Registrant’s Registration Statement on Form N-2 filed August 8, 2008)

l.	Opinion of Venable LLP (2)

m.	Inapplicable

n.1.	Consent of Deloitte & Touche LLP (1)

n.2.	Consent of National Corn Growers Association (1)

o.	Inapplicable

p.1.	Subscription Agreement with National Corn Growers Association dated September 30, 2007 (incorporated by reference to exhibit p.1 of the Registrant’s Registration Statement on Form N-2 filed August 8, 2008)

p.2.	Subscription Agreement with West Bancorporation, Inc. dated March 27, 2008 (incorporated by reference to exhibit p.2 of the Registrant’s Registration Statement on Form N-2 filed August 8, 2008)

q.	Inapplicable

r.1.	Code of Ethics of the Company (incorporated by reference to exhibit r.1 of the Registrant’s Registration Statement on Form N-2 filed August 8, 2008)

r.2.	Code of Ethics of WB Capital Management, Inc. (incorporated by reference to exhibit r.2 of the Registrant’s Registration Statement on Form N-2 filed August 8, 2008)

(1)	Filed herewith.
(2)	To be filed by amendment.

Item 26.	Marketing Arrangements

Reference is made to the form of underwriting agreement filed as Exhibit h.1 hereto.

Item 27.	Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

FINRA filing fee
Securities and Exchange Commission fees	$	*
New York Stock Exchange listing fee	$	*
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing expenses	$	*
Transfer Agent’s fees	$	*
Miscellaneous	$	*

Total	$	*

*	To be filed by amendment

Item 28.	Persons Controlled by or Under Common Control

Not applicable.

Item 29.	Number of Holders of Securities

As of December 31, 2008, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Stock ($0.001 par value)	2

Item 30.	Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

The Charter authorizes the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.

Maryland law requires a corporation (unless its charter provides otherwise, which the Company’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Item 31.	Business and Other Connections of Investment Adviser

Tom Stanberry, Doug Gulling, and Brad Winterbottom, who are all directors of WB Capital, are also employees of West, WB Capital’s corporate parent. Jeff Lorenzen, a director and officer of WB Capital, Amy Mitchell, WB Capital’s Director of Fund Administration, and Vera Lichtenberger, WB Capital’s Chief Compliance Officer, also serve as officers of WBCMF and the Iowa Public Agency Investment Trust, both of which are registered investment companies.

Item 32.	Location of Accounts and Records

The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment adviser, WB Capital Management, Inc., 1415 28th Street, Suite 200, West Des Moines, Iowa 50266-1461, at the offices of the custodian,          , and at the offices of the transfer agent,         .

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1. The Registrant undertakes to suspend the offering of the Common Stock until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as state in the Prospectus.

2. Not applicable.

3. Not applicable.

4. The registrant undertakes

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

5. The Registrant is filing this Registration Statement pursuant to Rule 430A under the Securities Act and undertakes that: (a) for the purposes of determining any liability under the Securities Act, the information omitted from the form of Prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; (b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

7. Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of West Des Moines and State of Iowa on the 23rd day of January, 2009.

National Renewable Energy Investment Fund, Inc.

By:	/s/ Thomas Myers
Thomas Myers,
President

The undersigned directors and officers of National Renewable Energy Investment Fund, Inc. hereby constitute and appoint Thomas Myers our true and lawful attorney-in-fact with full power to execute in our name and behalf, in the capacities indicated below, this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to the Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Amy Mitchell	Treasurer and Assistant Secretary	January 23, 2009
Amy Mitchell	(Principal Financial and Accounting Officer)

/s/ Thomas Myers	President	January 23, 2009
Thomas Myers	(Principal Executive Officer)

/s/ Ronald Blaesi	Director	January 23, 2009
Ronald Blaesi

/s/ Raymond Dreger	Director	January 23, 2009
Raymond Dreger

/s/ Gene Fynboh	Director	January 23, 2009
Gene Fynboh

/s/ Daryl Haack	Director	January 23, 2009
Daryl Haack
	Director	January , 2009
Richard Hahn

/s/ David Miles	Chairman of the Board; Director	January 23, 2009
David Miles

/s/ David Nelson	Director	January 23, 2009
David Nelson

/s/ Jeffrey Roskam	Director	January 23, 2009
Jeffrey Roskam

Exhibit Index

Exhibit No.	Description of Document
a.1.	Articles of Incorporation dated August 28, 2007 (incorporated by reference to exhibit a.1 of the Registrant’s Registration Statement on Form N-2 filed August 8, 2008)

b.	Bylaws (incorporated by reference to exhibit b of the Registrant’s Registration Statement on Form N-2 filed August 8, 2008)

c.	Inapplicable

d.	Form of Stock Certificate (incorporated by reference to exhibit d of the Registrant’s Registration Statement on Form N-2 filed August 8, 2008)

e.	Form of Dividend Reinvestment Plan (2)

f.	Inapplicable

g.1.	Amended and Restated Investment Advisory Agreement with WB Capital Management, Inc. dated August 13, 2008 (1)

g.2.	Letter Agreement dated April 24, 2008 between WB Capital Management, Inc. and Eiler Capital Advisors, LLC (1)

h.1.	Form of Underwriting Agreement (2)

i.	Inapplicable

j.	Custody Agreement (2)

k.1.	Stock Transfer Agency Agreement (2)

k.2.	Administration Agreement with WB Capital Management, Inc. dated January 18, 2008 (incorporated by reference to exhibit k.2 of the Registrant’s Registration Statement on Form N-2 filed August 8, 2008)

k.3.	Trademark and Research License Agreement with National Corn Growers Association dated May 1, 2008 (incorporated by reference to exhibit k.3 of the Registrant’s Registration Statement on Form N-2 filed August 8, 2008)

l.	Opinion of Venable LLP (2)

m.	Inapplicable

n.1.	Consent of Deloitte & Touche LLP (1)

n.2.	Consent of National Corn Growers Association (1)

o.	Inapplicable

p.1.	Subscription Agreement with National Corn Growers Association dated September 30, 2007 (incorporated by reference to exhibit p.1 of the Registrant’s Registration Statement on Form N-2 filed August 8, 2008)

p.2.	Subscription Agreement with West Bancorporation, Inc. dated March 27, 2008 (incorporated by reference to exhibit p.2 of the Registrant’s Registration Statement on Form N-2 filed August 8, 2008)

q.	Inapplicable

r.1.	Code of Ethics of the Company (incorporated by reference to exhibit r.1 of the Registrant’s Registration Statement on Form N-2 filed August 8, 2008)

r.2.	Code of Ethics of WB Capital Management, Inc. (incorporated by reference to exhibit r.2 of the Registrant’s Registration Statement on Form N-2 filed August 8, 2008)

(1)	Filed herewith.
(2)	To be filed by amendment.